UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21852

COLUMBIA FUNDS SERIES TRUST II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer-5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: April 30

Date of reporting period: April 30, 2012

Item 1. Reports to Stockholders.

Annual Report

Annual Report

Columbia

120/20 Contrarian Equity Fund

Annual Report for the Period Ended April 30, 2012

Columbia 120/20 Contrarian Equity Fund seeks to provide shareholders with long-term growth of capital.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	22

Statement of Operations	24

Statement of Changes in Net Assets	26

Financial Highlights	28

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	49

Federal Income Tax Information	51

Board Members and Officers	52

Proxy Voting	60

Approval of Investment Management Services Agreement	60

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia 120/20 Contrarian Equity Fund (the Fund) Class A shares decreased 5.65% (excluding sales charge) for the 12 months ended April 30, 2012.

>	The Fund underperformed its benchmark, the Russell 3000® Index, which rose 3.40% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)

	1 year	Since inception 10/18/07
Columbia 120/20 Contrarian Equity Fund Class A (excluding sales charge)	-5.65%	-2.95%
Russell 3000 Index (unmanaged)	+3.40%	+0.39%

(See “The Fund’s Long-term Performance” for a description of the index)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	1 year	Since inception
Class A (inception 10/18/07)	-5.65%	-2.95%
Class B (inception 10/18/07)	-6.37%	-3.67%
Class C (inception 10/18/07)	-6.32%	-3.66%
Class I (inception 10/18/07)	-5.33%	-2.64%
Class Z* (inception 9/27/10)	-5.37%	-2.86%

With sales charge
Class A (inception 10/18/07)	-11.06%	-4.21%
Class B (inception 10/18/07)	-11.05%	-4.09%
Class C (inception 10/18/07)	-7.26%	-3.66%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings.
For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Manager Commentary

Dear Shareholders,

Columbia 120/20 Contrarian Equity Fund (the Fund) Class A shares decreased 5.65% (excluding sales charge) for the 12 months ended April 30, 2012. The Fund underperformed its benchmark, the Russell 3000® Index (Russell Index), which rose 3.40% for the same time period.

The long side of the Fund’s portfolio represents the highest-conviction ideas of the Columbia Contrarian Equity Team. As such, this is a concentrated portfolio, meaning the Fund generally holds fewer long positions than are in most other portfolios we manage. We also have the ability to seek more efficient risk management through short sales. (Short sales involve selling a borrowed security anticipating its value will decrease by the time it must be returned to the lender. While this strategy introduces

PORTFOLIO BREAKDOWN(1) (at April 30, 2012)
	Long	Short(2)	Net
Consumer Discretionary	4.3%	0.0%	4.3%
Consumer Staples	9.6	0.0	9.6
Energy	10.4	0.0	10.4
Financials	11.4	0.0	11.4
Health Care	12.2	0.0	12.2
Industrials	14.3	0.0	14.3
Information Technology	15.9	0.0	15.9
Materials	8.1	0.0	8.1
Telecommunication Services	2.0	0.0	2.0
Utilities	7.5	0.0	7.5
Other(3)	3.9	0.0	3.9
Total Return Equity Swaps(4)	18.1	-17.7	0.4
	118.1%	-17.7%	100.0%

(1)

Percentages indicated are based upon the value of total investments and the notional amount of Total Return Equity Swaps adjusted for unrealized appreciation (or depreciation). The Fund’s portfolio composition is subject to change.

(2)

At April 30, 2012, the Fund had no short positions. However, the Fund had entered into various total return equity swap contracts in order to gain short exposure to equity markets. See Total Return Equity Swap Contracts Outstanding at April 30, 2012 following the Portfolio of Investments, and Note 2 to the financial statements.

(3)	Includes investments in Money Market Funds.

(4)

Reflects notional amounts for total return equity swaps adjusted for unrealized appreciation (or depreciation). Notional amounts for total return equity swaps are shown in the portfolio of investments. See Total Return Equity Swap Contracts Outstanding at April 30, 2012 on pages 17-18.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	5

Manager Commentary (continued)

short sales risk to the portfolio (including, in theory, the risk of unlimited loss on these instruments), it can also be used to manage other risks, such as market risk.) We are able to eliminate a number of our low-conviction ideas in an effort to manage the associated risk more efficiently through a long/short structure. During the annual period, long and short portfolio positions were balanced in an effort to keep the overall risk profile of the Fund in line with that of the Russell Index benchmark. That said, most of the Fund’s relative underperformance during the annual period can be attributed to individual stock selection. Sector allocation also detracted from the Fund’s relative performance, though more modestly.

Significant performance factors

Detracting most from results relative to the Russell Index benchmark within the long side of the Fund’s portfolio was positioning within the materials sector. The Fund had a significant allocation to materials, which proved to be the second weakest sector within the Russell Index during the annual period.

Top ten holdings do not include notional exposure to holdings the Fund has through its use of total return swaps. A total return swap is an agreement with a counterparty based on a single asset or basket of assets in exchange for periodic cash flows, typically based on a floating rate such as LIBOR plus or minus a small spread. The Fund uses total return swaps to take effective long and short positions. For more information regarding the Fund’s total return swaps, see Total Return Swap Contracts Outstanding at April 30, 2012 on pages 17-18.

TOP TEN HOLDINGS(1) (at April 30, 2012)
Microsoft Corp.	5.2%
CVS Caremark Corp.	4.3
Cooper Industries PLC	4.0
Oracle Corp.	3.8
ACE Ltd.	3.8
Enbridge, Inc.	3.8
Check Point Software Technologies Ltd.	3.5
Lorillard, Inc.	3.4
Deere & Co.	3.3
Bank of America Corp.	3.2

(1)	Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Both sector allocation and individual stock selection detracted from the Fund’s relative results in consumer discretionary. The Fund had only a modest allocation to consumer discretionary, which was the best performing sector in the Russell Index during the annual period. Also, the Fund favored more defensive retail companies, such as Best Buy and Hasbro, which performed poorly. Best Buy saw an erosion of consumer electronics sales during the annual period, and Hasbro experienced sustained disappointment in its product line of toys. Further, a long position in National CineMedia negatively affected performance, as the theater-related company reported weaker than expected advertising sales during the second half of the annual period.

Having a sizable position in energy, which lagged the Russell Index during the annual period, hurt the Fund’s results. Stock selection within the energy sector also detracted from the Fund’s performance. In particular, long positions in exploration and production companies, Newfield Exploration and Apache, and in oilfield services firm Halliburton, were a disappointment. Each of these companies was negatively impacted by the steep decline in natural gas prices during the second half of the annual period. The sharp decline in the price of natural gas in the United States was caused by high supply and reduced demand amidst the unusually warm weather this past winter. Newfield Exploration was additionally hurt by its announcement that it would not meet production targets and Apache was hurt by its investments in Egypt. On the positive side, a long position in pipeline company Enbridge added value to the Fund’s results. Enbridge saw its shares advance during the annual period on stable revenue growth and capacity increases.

> Changes to the Fund’s portfolio during the annual period were the result of both active trade decisions and equity appreciation or depreciation.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	7

Manager Commentary (continued)

In financials, having only a modest exposure to this lagging sector contributed positively to the Fund’s results, however this was more than offset by weak stock selection within the sector. Large diversified banking institution Bank of America was an especially poor performer within financials during the annual period. Bank of America was hurt both by the broad brush of weak performance by large-cap financial firms overall and by company specific challenges, including the ongoing process of resolving to the company’s exposure to the mortgage market.

Elsewhere, a long position in biotechnology firm, Life Technologies, detracted from the Fund’s results. Its shares fell during the annual period on increased concerns regarding both competition from other companies involved in providing gene sequencing and other similar research services and the potential for a decline in global funding for such research efforts.

On the short side of the Fund’s portfolio, having short exposure to baskets of utilities and consumer staples companies hurt relative results, as each of these sectors outpaced the Russell Index during the annual period.

Partially offsetting the negative impact of the Fund’s short exposure to utilities was strong stock selection in the sector. Long positions in Xcel Energy, CenterPoint Energy and Wisconsin Energy each contributed positively to the Fund’s results during the annual period as did exposure to a basket of smaller utilities holdings.

Stock selection was also effective during the annual period in the consumer staples sector. Long positions in tobacco company, Lorillard, and in drugstore retailer, CVS Caremark, were particularly beneficial. Lorillard performed well during the annual period on diminishing threats by the U.S. Food and Drug Administration to regulate menthol cigarettes and on strong company-specific fundamentals. CVS Caremark saw its shares advance during the annual period on strong results, including greater net revenues, same store sales, earnings per share and free cash flow, and on raised guidance for 2012.

In information technology, an emphasis on semiconductor companies detracted, although this was offset by a long position in software giant Microsoft. Shares of Microsoft rose largely on positive commentary preceding the anticipated launch of Windows 8 later in 2012, which fueled expectations for enhanced earnings growth and profitability for the company.

Short positions in a basket of industrials companies successfully helped to offset positioning in the industrials sector overall.

8	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Changes to the Fund’s portfolio

Changes to the Fund’s portfolio during the annual period were the result of both active trade decisions and equity appreciation or depreciation.

The Fund’s allocations to information technology, industrials and utilities increased during the annual period. Within information technology, we primarily added to existing positions within the Fund’s portfolio, including long positions in applications software company Check Point Software Technologies, software giant Microsoft and semiconductor bellwether Intel. In industrials, we increased the Fund’s positions in electrical equipment company, Cooper Industries, and machinery company, Deere & Co. In utilities, as mentioned earlier, we added to the Fund’s holdings in Wisconsin Energy, CenterPoint Energy and Xcel Energy.

The Fund’s allocations to consumer discretionary, energy and health care decreased during the annual period. Within consumer discretionary, we sold the Fund’s positions in toy company, Hasbro, and consumer electronics retailer, Best Buy, and reduced its exposure to multimedia company, Viacom, and digital in-theaters network operator, National CineMedia. In energy, we eliminated the Fund’s positions in exploration and production company, Newfield Exploration, and in oilfield services company, Baker Hughes. We trimmed the Fund’s position in oilfield services company Halliburton. In health care, we exited the Fund’s positions in hospital operators, HCA and Universal Health Services, and biotechnology firm, Life Technologies, during the annual period.

Within the short side of the Fund’s portfolio, we eliminated the Fund’s short positions in a basket of electric utilities companies and in a basket of consumer staples names, each of which had been re-established earlier in the annual period. We maintained the Fund’s short positions in a basket of small-cap stocks and in several industrials stocks in an effort to mitigate market risk.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	9

Manager Commentary (continued)

Given these changes, it is useful to note that at the end of the annual period, the Fund had greater allocations than the Russell Index to the industrials, materials and utilities sectors and lesser exposures than the Russell Index to the consumer discretionary, financials and information technology sectors.

Steve Schroll	Laton Spahr, CFA®	Paul Stocking
Portfolio Manager	Portfolio Manager	Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performace is not a guarantee of future results.

10	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

This page left blank intentionally

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia 120/20 Contrarian Equity Fund Class A shares (from 10/18/2007 to 4/30/2012) as compared to the performance of the Russell 3000® Index. In comparing the Fund’s Class A shares to this index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at April 30, 2012
	1 year	Since inception 10/18/07
Columbia 120/20 Contrarian Equity Fund (includes sales charge)
Class A Cumulative value of $10,000	$8,895	$8,228
Average annual total return	-11.06%	-4.21%
Russell 3000 Index(1)
Cumulative value of $10,000	$10,340	$10,179
Average annual total return	+3.40%	+0.39%

Results for other classes can be found on page 3.

12	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

(1)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index reflects reinvestment of all distributions and changes in market prices. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	13

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

14	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

November 1, 2011 — April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,090.90	1,018.70	6.45	6.22	1.24
Class B	1,000.00	1,000.00	1,087.30	1,015.02	10.28	9.92	1.98
Class C	1,000.00	1,000.00	1,087.20	1,015.02	10.28	9.92	1.98
Class I	1,000.00	1,000.00	1,093.30	1,020.39	4.68	4.52	0.90
Class Z	1,000.00	1,000.00	1,093.40	1,020.14	4.94	4.77	0.95

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	15

Portfolio of Investments

Columbia 120/20 Contrarian Equity Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.7%

CONSUMER DISCRETIONARY 4.3%
Auto Components 0.5%
Visteon Corp.(a)	2,173	$109,020
Automobiles 0.6%
Ford Motor Co.	12,258	138,270
Media 3.2%
National CineMedia, Inc.	16,307	233,027
Regal Entertainment Group, Class A	16,435	223,680
Viacom, Inc., Class B	4,566	211,817

Total		668,524
TOTAL CONSUMER DISCRETIONARY		915,814

CONSUMER STAPLES 9.7%
Food & Staples Retailing 4.2%
CVS Caremark Corp.	19,780	882,584
Tobacco 5.5%
Lorillard, Inc.	5,050	683,214
Philip Morris International, Inc.	5,233	468,406

Total		1,151,620
TOTAL CONSUMER STAPLES		2,034,204

ENERGY 10.5%
Energy Equipment & Services 1.6%
Halliburton Co.	9,805	335,527
Oil, Gas & Consumable Fuels 8.9%
Apache Corp.	5,676	544,555
Enbridge, Inc.	18,486	774,379
Exxon Mobil Corp.	2,175	187,789
Occidental Petroleum Corp.	1,565	142,759
Suncor Energy, Inc.	6,739	222,657

Total		1,872,139
TOTAL ENERGY		2,207,666

FINANCIALS 11.5%
Capital Markets 2.6%
Goldman Sachs Group, Inc. (The)	4,754	547,423
Commercial Banks 2.1%
CIT Group, Inc.(a)	11,682	442,164
Diversified Financial Services 3.1%
Bank of America Corp.	80,634	653,942

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Insurance 3.7%
ACE Ltd.	10,219	$776,337
TOTAL FINANCIALS		2,419,866

HEALTH CARE 12.4%
Life Sciences Tools & Services 4.0%
Agilent Technologies, Inc.	8,616	363,423
Thermo Fisher Scientific, Inc.	8,657	481,762

Total		845,185
Pharmaceuticals 8.4%
Bristol-Myers Squibb Co.	11,928	398,037
Mylan, Inc.(a)	28,668	622,382
Novartis AG, ADR	5,521	304,594
Pfizer, Inc.	19,052	436,862

Total		1,761,875
TOTAL HEALTH CARE		2,607,060

INDUSTRIALS 14.4%
Airlines 0.8%
Delta Air Lines, Inc.(a)	11,744	128,714
United Continental Holdings, Inc.(a)	1,795	39,347

Total		168,061
Electrical Equipment 3.9%
Cooper Industries PLC	13,035	815,600
Industrial Conglomerates 0.5%
Siemens AG, ADR	1,116	103,643
Machinery 9.2%
Caterpillar, Inc.	3,677	377,885
Deere & Co.	8,147	670,987
Eaton Corp.	9,040	435,547
Parker Hannifin Corp.	5,301	464,845

Total		1,949,264
TOTAL INDUSTRIALS		3,036,568

INFORMATION TECHNOLOGY 16.1%
Semiconductors & Semiconductor Equipment 4.0%
Intel Corp.	15,384	436,906
LSI Corp.(a)	50,156	403,254
Total		840,160

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Semiconductors & Semiconductor Equipment (cont.)
Software 12.1%
Check Point Software Technologies Ltd.(a)	12,232	$711,046
Microsoft Corp.	32,871	1,052,529
Oracle Corp.	26,640	782,950

Total		2,546,525
TOTAL INFORMATION TECHNOLOGY		3,386,685
MATERIALS 8.2%
Chemicals 5.1%
Agrium, Inc.	3,580	314,682
Dow Chemical Co. (The)	14,517	491,836
EI du Pont de Nemours & Co.	5,084	271,791

Total		1,078,309
Metals & Mining 0.5%
Rio Tinto PLC, ADR	1,899	106,477
Paper & Forest Products 2.6%
Schweitzer-Mauduit International, Inc.	8,022	544,052
TOTAL MATERIALS		1,728,838
TELECOMMUNICATION SERVICES 2.0%
Diversified Telecommunication Services 2.0%
CenturyLink, Inc.	11,018	424,854
TOTAL TELECOMMUNICATION SERVICES		424,854

Issuer	Shares	Value
Common Stocks (continued)

UTILITIES 7.6%
Multi-Utilities 7.6%
CenterPoint Energy, Inc.	19,152	$387,062
Sempra Energy	7,628	493,837
Wisconsin Energy Corp.	10,114	372,600
Xcel Energy, Inc.	12,927	349,804

Total		1,603,303
TOTAL UTILITIES		1,603,303
Total Common Stocks (Cost: $17,151,798)		$20,364,858

	Shares	Value
Money Market Funds 4.0%
Columbia Short-Term Cash Fund, 0.144%(b)(c)	840,049	$840,049
Total Money Market Funds (Cost: $840,049)		$840,049
Total Investments
(Cost: $17,991,847)		$21,204,907
Other Assets & Liabilities, Net		(137,168)
Net Assets		$21,067,739

Investment in Derivatives

Total Return Equity Swap Contracts Outstanding at April 30, 2012
Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, London Branch	Total return on a custom basket of securities in the S&P North American Technology Semiconductor Index	Floating rate based on 1-month LIBOR plus 0.30%	Nov. 27, 2012	$1,224,398	$32,816	$—
JPMorgan Chase Bank, London Branch	Floating rate based on 1-month LIBOR less 0.65%	Total return on a custom basket of securities in the S&P Small Cap 600 Index	Nov. 27, 2012	1,837,278	—	(74,940)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	17

Portfolio of Investments (continued)

Total Return Equity Swap Contracts Outstanding at April 30, 2012 (continued)
Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, London Branch	Total return on a custom basket of securities in the Russell 1000 Growth Index	Floating rate based on 1-month LIBOR plus 0.30%	Nov. 27, 2012	$1,770,127	$39,982	$—
JPMorgan Chase Bank, London Branch	Floating rate based on 1-month LIBOR less 0.65%	Total return on a custom basket of securities in the Dow Jones U.S. Industrials Index	Nov. 27, 2012	1,826,753	—	(25,976)
JPMorgan Chase Bank, London Branch	Total return on a custom basket of securities in the S&P 100 Index	Floating rate based on 1- month LIBOR plus 0.30%	Nov. 27, 2012	772,275	18,339	—
Total					$91,137	$(100,916)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2012.

(c)	Investments in affiliates during the year ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$734,554	$6,188,251	$(6,082,756)	$—	$840,049	$411	$840,049

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	19

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets For Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$915,814	$—	$—	$915,814
Consumer Staples	2,034,204	—	—	2,034,204
Energy	2,207,666	—	—	2,207,666
Financials	2,419,866	—	—	2,419,866
Health Care	2,607,060	—	—	2,607,060
Industrials	3,036,568	—	—	3,036,568
Information Technology	3,386,685	—	—	3,386,685
Materials	1,728,838	—	—	1,728,838
Telecommunication Services	424,854	—	—	424,854
Utilities	1,603,303	—	—	1,603,303
Total Equity Securities	20,364,858	—	—	20,364,858
Other
Money Market Funds	840,049	—	—	840,049
Total Other	840,049	—	—	840,049
Investments in Securities	21,204,907	—	—	21,204,907
Derivatives
Assets
Swap Contracts	—	91,137	—	91,137
Liabilities
Swap Contracts	—	(100,916)	—	(100,916)
Total	$21,204,907	$(9,779)	$—	$21,195,128

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	21

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $17,151,798)	$20,364,858
Affiliated issuers (identified cost $840,049)	840,049
Total investments (identified cost $17,991,847)	21,204,907
Unrealized appreciation on swap contracts	91,137
Receivable for:
Capital shares sold	122
Dividends	15,927
Reclaims	494
Expense reimbursement due from Investment Manager	598
Prepaid expense	1,504
Total assets	21,314,689
Liabilities
Unrealized depreciation on swap contracts	100,916
Payable for:
Capital shares purchased	82,557
Investment management fees	1,652
Distribution fees	636
Transfer agent fees	1,446
Administration fees	139
Compensation of board members	3,937
Other expenses	55,667
Total liabilities	246,950
Net assets applicable to outstanding capital stock	$21,067,739

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

April 30, 2012

Represented by
Paid-in capital	$30,302,160
Undistributed net investment income	184,151
Accumulated net realized loss	(12,621,853)
Unrealized appreciation (depreciation) on:
Investments	3,213,060
Swap contracts	(9,779)
Total — representing net assets applicable to outstanding capital stock	$21,067,739
Net assets applicable to outstanding shares
Class A	$17,728,600
Class B	$583,847
Class C	$2,690,928
Class I	$2,486
Class Z	$61,878
Shares outstanding
Class A	1,080,192
Class B	35,775
Class C	166,539
Class I	151
Class Z	3,757
Net asset value per share
Class A(a)	$16.41
Class B	$16.32
Class C	$16.16
Class I	$16.46
Class Z	$16.47

(a)	The maximum offering price per share for Class A is $17.41. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	23

Statement of Operations

Year ended April 30, 2012

Net investment income
Income:
Dividends	$487,620
Dividends from affiliates	411
Foreign taxes withheld	(7,714)
Total income	480,317
Expenses:
Investment management fees	194,773
Distribution fees
Class A	50,946
Class B	6,944
Class C	26,038
Transfer agent fees
Class A	25,019
Class B	858
Class C	3,177
Class Z	24
Administration fees	18,960
Compensation of board members	8,090
Custodian fees	5,311
Printing and postage fees	28,259
Registration fees	59,354
Professional fees	44,755
Other	14,168
Total expenses	486,676
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(148,601)
Total net expenses	338,075
Net investment income	142,242

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Year ended April 30, 2012

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$56,291
Foreign currency translations	(71)
Swap contracts	22,110
Net realized gain	78,330
Net change in unrealized appreciation (depreciation) on:
Investments	(2,457,874)
Swap contracts	12,359
Net change in unrealized depreciation	(2,445,515)
Net realized and unrealized loss	(2,367,185)
Net decrease in net assets from operations	$(2,224,943)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended April 30,	2012	2011(a)
Operations
Net investment income	$142,242	$163,700
Net realized gain (loss)	78,330	(753,411)
Net change in unrealized appreciation (depreciation)	(2,445,515)	4,584,759
Net increase (decrease) in net assets resulting from operations	(2,224,943)	3,995,048
Distributions to shareholders from:
Net investment income
Class A	(218,624)	(324,201)
Class B	—	(5,381)
Class C	(12,251)	(15,350)
Class I	(37)	(38)
Class Z	(79)	(42)
Total distributions to shareholders	(230,991)	(345,012)
Increase (decrease) in net assets from share transactions	(7,555,855)	(14,076,703)
Total decrease in net assets	(10,011,789)	(10,426,667)
Net assets at beginning of year	31,079,528	41,506,195
Net assets at end of year	$21,067,739	$31,079,528
Undistributed net investment income	$184,151	$250,861

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Year ended April 30,	2012		2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	74,202	1,189,297	213,591	3,293,031
Distributions reinvested	13,658	197,502	17,842	290,462
Redemptions	(528,188)	(8,261,557)	(896,227)	(13,679,745)
Net decrease	(440,328)	(6,874,758)	(664,794)	(10,096,252)
Class B shares
Subscriptions	780	10,917	29,327	401,705
Distributions reinvested	—	—	217	3,504
Redemptions(b)	(38,829)	(635,219)	(48,484)	(700,285)
Net decrease	(38,049)	(624,302)	(18,940)	(295,076)
Class C shares
Subscriptions	13,674	219,139	40,096	637,578
Distributions reinvested	825	11,777	928	14,922
Redemptions	(21,148)	(341,602)	(27,564)	(394,622)
Net increase (decrease)	(6,649)	(110,686)	13,460	257,878
Class I shares
Redemptions	—	—	(281,540)	(3,938,995)
Net increase (decrease)	—	—	(281,540)	(3,938,995)
Class R5 shares
Redemptions	—	—	(500)	(6,758)
Net increase (decrease)	—	—	(500)	(6,758)
Class Z shares
Subscriptions	3,670	55,192	168	2,500
Distributions reinvested	3	39	—	—
Redemptions	(84)	(1,340)	—	—
Net increase	3,589	53,891	168	2,500
Total net decrease	(481,437)	(7,555,855)	(952,146)	(14,076,703)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to April 30, 2011.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	27

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended April 30,
	2012	2011	2010	2009	2008(a)
Class A
Per share data
Net asset value, beginning of period	$17.61	$15.27	$11.42	$17.25	$19.83
Income from investment operations:
Net investment income	0.11	0.08	0.04	0.10	0.04
Net realized and unrealized gain (loss)	(1.13)	2.45	4.21	(5.93)	(2.59)
Total from investment operations	(1.02)	2.53	4.25	(5.83)	(2.55)
Less distributions to shareholders from:
Net investment income	(0.18)	(0.19)	(0.40)	—	—
Tax return of capital	—	—	—	—	(0.03)
Total distributions to shareholders	(0.18)	(0.19)	(0.40)	—	(0.03)
Net asset value, end of period	$16.41	$17.61	$15.27	$11.42	$17.25
Total return	(5.65% )	16.67%	37.50%	(33.80% )	(12.87%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.95%	1.60%	1.68%	1.79%	2.01%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.33%	1.25%	1.44%	1.50%	1.50%	(c)
Net investment income	0.70%	0.55%	0.27%	0.78%	0.40%	(c)
Supplemental data
Net assets, end of period (in thousands)	$17,729	$26,783	$33,366	$27,439	$36,243
Portfolio turnover	1%	28%	31%	36%	23%

Notes to Financial Highlights

(a)	For the period from October 18, 2007 (commencement of operations) to April 30, 2008.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

	Year ended April 30,
	2012	2011	2010	2009		2008(a)
Class B
Per share data
Net asset value, beginning of period	$17.43	$15.11	$11.30	$17.20		$19.83
Income from investment operations:
Net investment income (loss)	(0.01)	(0.04)	(0.07)	0.00	(b)	(0.03)
Net realized and unrealized gain (loss)	(1.10)	2.43	4.17	(5.90)		(2.58)
Total from investment operations	(1.11)	2.39	4.10	(5.90)		(2.61)
Less distributions to shareholders from:
Net investment income	—	(0.07)	(0.29)	—		—
Tax return of capital	—	—	—	—		(0.02)
Total distributions to shareholders	—	(0.07)	(0.29)	—		(0.02)
Net asset value, end of period	$16.32	$17.43	$15.11	$11.30		$17.20
Total return	(6.37% )	15.84%	36.42%	(34.30%	)	(13.17%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.67%	2.36%	2.44%	2.55%		2.76%	(d)
Net expenses after fees waived or expenses reimbursed(e)	2.08%	2.01%	2.20%	2.25%		2.25%	(d)
Net investment income (loss)	(0.03% )	(0.23% )	(0.55% )	0.03%		(0.25%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$584	$1,287	$1,402	$1,599		$2,371
Portfolio turnover	1%	28%	31%	36%		23%

Notes to Financial Highlights

(a)	For the period from October 18, 2007 (commencement of operations) to April 30, 2008.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	29

Financial Highlights (continued)

	Year ended April 30,
	2012	2011	2010	2009		2008(a)
Class C
Per share data
Net asset value, beginning of period	$17.34	$15.06	$11.30	$17.19		$19.83
Income from investment operations:
Net investment income (loss)	(0.01)	(0.04)	(0.04)	0.00	(b)	(0.03)
Net realized and unrealized gain (loss)	(1.10)	2.42	4.13	(5.89)		(2.59)
Total from investment operations	(1.11)	2.38	4.09	(5.89)		(2.62)
Less distributions to shareholders from:
Net investment income	(0.07)	(0.10)	(0.33)	—		—
Tax return of capital	—	—	—	—		(0.02)
Total distributions to shareholders	(0.07)	(0.10)	(0.33)	—		(0.02)
Net asset value, end of period	$16.16	$17.34	$15.06	$11.30		$17.19
Total return	(6.32% )	15.84%	36.41%	(34.26%	)	(13.21%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.70%	2.37%	2.45%	2.54%		2.76%	(d)
Net expenses after fees waived or expenses reimbursed(e)	2.07%	2.00%	2.20%	2.25%		2.25%	(d)
Net investment income (loss)	(0.04% )	(0.25% )	(0.31% )	0.03%		(0.27%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$2,691	$3,004	$2,406	$1,342		$736
Portfolio turnover	1%	28%	31%	36%		23%

Notes to Financial Highlights

(a)	For the period from October 18, 2007 (commencement of operations) to April 30, 2008.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

	Year ended April 30,
	2012	2011	2010	2009	2008(a)
Class I
Per share data
Net asset value, beginning of period	$17.68	$15.35	$11.48	$17.28	$19.83
Income from investment operations:
Net investment income	0.17	0.19	0.10	0.14	0.07
Net realized and unrealized gain (loss)	(1.15)	2.39	4.22	(5.94)	(2.59)
Total from investment operations	(0.98)	2.58	4.32	(5.80)	(2.52)
Less distributions to shareholders from:
Net investment income	(0.24)	(0.25)	(0.45)	—	—
Tax return of capital	—	—	—	—	(0.03)
Total distributions to shareholders	(0.24)	(0.25)	(0.45)	—	(0.03)
Net asset value, end of period	$16.46	$17.68	$15.35	$11.48	$17.28
Total return	(5.33% )	16.95%	37.91%	(33.57% )	(12.69%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.57%	0.93%	1.32%	1.41%	1.62%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.99%	0.76%	1.07%	1.17%	1.20%	(c)
Net investment income	1.05%	1.37%	0.71%	1.08%	0.81%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2	$3	$4,325	$3,233	$8,604
Portfolio turnover	1%	28%	31%	36%	23%

Notes to Financial Highlights

(a)	For the period from October 18, 2007 (commencement of operations) to April 30, 2008.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended April 30,
	2012	2011(a)
Class Z
Per share data
Net asset value, beginning of period	$17.69	$14.85
Income from investment operations:
Net investment income	0.31	0.05
Net realized and unrealized gain (loss)	(1.29)	3.04
Total from investment operations	(0.98)	3.09
Less distributions to shareholders from:
Net investment income	(0.24)	(0.25)
Total distributions to shareholders	(0.24)	(0.25)
Net asset value, end of period	$16.47	$17.69
Total return	(5.37% )	20.95%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.47%	1.49%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.97%	1.04%	(c)
Net investment income	1.93%	0.53%	(c)
Supplemental data
Net assets, end of period (in thousands)	$62	$3
Portfolio turnover	1%	28%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to April 30, 2011.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Notes to Financial Statements

April 30, 2012

Note	1. Organization

Columbia 120/20 Contrarian Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	33

Notes to Financial Statements (continued)

liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

34	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	35

Notes to Financial Statements (continued)

secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

At April 30, 2012, no collateral had been posted by either the Fund or the counterparty.

Total Return Swaps

The Fund entered into total return swap contracts to obtain long or short exposure to the total return on a specified reference security, a basket of reference securities or a reference security index during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap contracts may be used to obtain exposure to a reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

The notional amounts of total return swap contracts are not recorded in the financial statements. Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap contract is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

36	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at April 30, 2012

Risk Exposure Category	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on swap contracts	$91,137	Unrealized depreciation on swap contracts	$100,916

Effect of Derivative Instruments in the Statement of Operations

for the Year Ended April 30, 2012

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Swap Contracts
Equity contracts	$22,110

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Swap Contracts
Equity contracts	$12,359

Volume of Derivative Instruments for the Year Ended April 30, 2012

Contracts Opened
Swap Contracts	25

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	37

Notes to Financial Statements (continued)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

38	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	39

Notes to Financial Statements (continued)

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.95% to 0.89% as the Fund’s net assets increase. The fee may be adjusted downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 36-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Russell 3000® Index. The maximum adjustment is 0.50% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $30,380 for the year ended April 30, 2012. The effective management fee rate for the year ended April 30, 2012 was 0.82% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

In September 2010, the Board approved a new IMSA that includes an elimination of the PIA. The management fee under the new IMSA is a percentage of the Fund’s average daily net assets that is equal to the base fee applicable under the prior IMSA. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011. Furthermore, effective October 1, 2010, the Investment Manager agreed that for a transitional period of 18 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund will compensate the Investment Manager at the lower of: (i) the management fee calculated and capped at the rate calculated under the current IMSA prior to any performance incentive adjustment, or (ii) the fee calculated under the current IMSA including any applicable downward adjustment under the terms of the PIA. This transition agreement terminated effective April 1, 2012 (the conclusion of the transitional period), at which time there was no longer any negative PIA reducing the investment management services fee.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended April 30, 2012 was 0.08% of the Fund’s average daily net assets.

40	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended April 30, 2012, other expenses paid to this company were $1,494.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	41

Notes to Financial Statements (continued)

For the year ended April 30, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.12%
Class B	0.12
Class C	0.12
Class Z	0.11

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $67,000 and $15,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $7,576 for Class A and $672 for Class B shares for the year ended April 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving

42	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.44%
Class B	2.19
Class C	2.19
Class I	1.11
Class Z	1.19

Prior to July 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class B	2.26
Class C	2.25
Class I	1.17
Class Z	1.25

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended April 30, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales, foreign currency transactions, post-October losses and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	43

Notes to Financial Statements (continued)

net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$22,039
Accumulated net realized loss	(22,039)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended April 30,	2012	2011
Ordinary income	$230,991	$345,012

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$177,110
Undistributed accumulated long-term gain	—
Accumulated realized loss	(12,381,099)
Unrealized appreciation	2,969,568

At April 30, 2012, the cost of investments for federal income tax purposes was $18,232,601 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,070,175
Unrealized depreciation	(1,097,869)
Net unrealized appreciation	$2,972,306

The following capital loss carryforward, determined at April 30, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$2,951,668
2018	8,138,985
2019	877,875
Total	$11,968,528

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing

44	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended April 30, 2012, $139,066 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2012, the Fund will elect to treat post-October capital losses of $412,571 as arising on May 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $211,399 and $7,910,447, respectively, for the year ended April 30, 2012.

Note	6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	7. Shareholder Concentration

At April 30, 2012, one unaffiliated shareholder account owned 60.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	45

Notes to Financial Statements (continued)

portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note	8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended April 30, 2012.

Note	9. Significant Risks

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund’s use of short sales in effect “leverages” the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

46	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Note	10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note	11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	47

Notes to Financial Statements (continued)

outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

48	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia 120/20 Contrarian Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia 120/20 Contrarian Equity Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of April 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	49

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia 120/20 Contrarian Equity Fund of the Columbia Funds Series Trust II at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

June 22, 2012

50	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended April 30, 2012

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	51

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)

52	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008 — August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	53

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 — May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None

54	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006 — 2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000 — 2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	55

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001 — April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005 — April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 — April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

56	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 — January 2009; Treasurer, Columbia Funds, October 2003 — May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006 — 2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005 — April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	57

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002 — September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005 — 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55

Vice President —

Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President —

Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010

58	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	59

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia 120/20 Contrarian Equity Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”).

On an annual basis, the Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

60	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management:    The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below)

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	61

Approval of Investment Management Services

Agreement (continued)	ts

and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:    The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment

62	COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT

management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

COLUMBIA 120/20 CONTRARIAN EQUITY FUND — 2012 ANNUAL REPORT	63

Columbia 120/20 Contrarian Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6519 G (6/12)

Annual Report

Columbia

Recovery and Infrastructure Fund

Annual Report for the Period Ended April 30, 2012

Columbia Recovery and Infrastructure Fund seeks to provide shareholders with long-term growth of capital.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	10

Fund Expense Example	12

Portfolio of Investments	14

Statement of Assets and Liabilities	20

Statement of Operations	22

Statement of Changes in Net Assets	23

Financial Highlights	25

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	47

Federal Income Tax Information	49

Board Members and Officers	50

Proxy Voting	58

Approval of Investment Management Services Agreement	58

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Recovery and Infrastructure Fund (the Fund) Class A shares decreased 12.62% (excluding sales charge) for the 12 months ended April 30, 2012.

>	The Fund underperformed its benchmark, the Standard & Poor’s 500® Index (S&P 500 Index), which gained 4.76% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)

	1 year	Since inception 02/19/09
Columbia Recovery and Infrastructure Fund Class A (excluding sales charge)	-12.62%	+31.00%
S&P 500 Index (unmanaged)	+4.76%	+22.65%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.
The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	1 year	Since inception
Class A (inception 2/19/09)	-12.62%	+31.00%
Class B (inception 2/19/09)	-13.27%	+30.02%
Class C (inception 2/19/09)	-13.26%	+30.04%
Class I (inception 2/19/09)	-12.27%	+31.55%
Class R (inception 2/19/09)	-12.80%	+30.60%
Class R4 (inception 2/19/09)	-12.47%	+31.14%
Class R5 (inception 2/19/09)	-12.26%	+31.46%
Class Z* (inception 9/27/10)	-12.38%	+31.20%

With sales charge
Class A (inception 2/19/09)	-17.64%	+28.60%
Class B (inception 2/19/09)	-17.19%	+29.49%
Class C (inception 2/19/09)	-14.05%	+30.04%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings.
For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Manager Commentary

Dear Shareholders,

Columbia Recovery and Infrastructure Fund (the Fund) Class A shares decreased 12.62% (excluding sales charge) for the 12 months ended April 30, 2012. The Fund underperformed its benchmark, the Standard & Poor’s 500® Index (S&P 500 Index), which gained 4.76% for the same time period.

Significant performance factors

Recovery and infrastructure companies struggled during the annual period, as investor concerns regarding macroeconomic factors persisted. Investors wondered most perhaps about the future cohesion of the European Monetary Union given the lack of resolution to the ongoing European sovereign debt crisis. As Europe’s sovereign debt crisis deteriorated, there was also great concern about the potential both for economic recession on the continent and for a contagion effect of such financial turmoil globally. Additionally, investors appeared worried about a slowdown in the Asian engines of global economic growth, namely China and India. Amidst these dominating concerns, investors fled to equity market sectors traditionally considered relatively safe havens, such as utilities, telecommunication services and consumer staples. Sectors that historically pay greater dividends also became increasingly compelling.

In light of international concerns, coupled with better news in the key labor, housing and manufacturing markets here at home, we saw the U.S. begin to emerge during the annual period as having comparatively better economic prospects. In turn, investors appeared to favor domestic-oriented market segments, including real estate investment trusts (REITs), select retailers in the consumer discretionary sector and electric utilities. The information

PORTFOLIO BREAKDOWN(1) (at April 30, 2012)
Consumer Discretionary	4.6%
Energy	3.5
Industrials	61.8
Information Technology	26.0
Materials	2.7
Other(2)	1.4

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.
(2)	Includes investments in Money Market Funds.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	5

Manager Commentary (continued)

technology sector overall, while more globally-oriented, also performed well during the annual period, though it was mostly large dividend-paying companies that led the way. Among these was computers and peripherals company Apple, which in a move long awaited by investors, announced it would begin paying a dividend.

In contrast, the more economically-sensitive, cyclical and internationally-oriented sectors of the U.S. equity market, such as energy, materials, financials and industrials, lagged the broad S&P 500 Index, generating negative returns during the annual period.

The Fund underperformed its benchmark due primarily to individual security selection in all five of the sectors of the S&P 500 Index in which the Fund held positions during the annual period. As many of the companies the Fund holds are headquartered in the United States but conduct their businesses globally, its exposure to international economies hurt most. Sector allocation also detracted from the Fund’s results, though to a more modest degree. Those sectors where the Fund had its greatest allocations have lower dividend yields than those traditionally considered more defensive, and thus they were not favored by risk-averse investors during the annual period.

TOP TEN HOLDINGS(1) (at April 30, 2012)
KBR, Inc.	5.8%
Chicago Bridge & Iron Co. NV	5.5
United Continental Holdings, Inc.	5.5
Ford Motor Co.	4.6
Intel Corp.	3.6
Foster Wheeler AG	3.3
URS Corp.	2.9
Deere & Co.	2.9
Eaton Corp.	2.7
Honeywell International, Inc.	2.7

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

More specifically, stock selection and sector allocation in industrials detracted from the Fund’s relative performance most. As indicated, industrials underperformed the S&P 500 Index during the annual period, and the Fund had more than half of its net assets allocated to this sector. Among individual holdings, a position in engineering and construction firm, Chicago Bridge & Iron, contributed positively to Fund results. It performed well based on several large projects being awarded to the firm during the annual period. Included among these was the Gorgon project on Borrow Island, Western Australia. Chicago Bridge & Iron was awarded a contract by Chevron Australia for the structural, mechanical, piping, electrical, instrumentation and commissioning support for the construction of three liquid natural gas trains, including associated utilities and a domestic gas processing and compression plant. The project is scheduled to be completed in 2015. However, the positive contribution made by this holding was more than offset by positions in several other companies with international exposure, which detracted. A position in engineering and construction firm, Foster Wheeler, was a particular disappointment. Its shares declined due primarily to the firm’s exposure to the petrochemical and petroleum and gas industries, as energy was the worst performing sector in the S&P 500 Index during the annual period.

A sizable allocation to the strongly-performing information technology sector added value to the Fund’s performance during the annual period. However, this contribution was more than offset by stock selection in the sector overall, which detracted, as the Fund did not own Apple or several large internet companies that performed well during the annual period. On the positive side, the

> At the end of April 2012, the Fund had the majority of its assets, relative to the S&P 500 Index, in the industrials sector, followed by the information technology sector.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	7

Manager Commentary (continued)

Fund did hold positions in software giant Microsoft, semiconductor bellwether Intel and computer services company International Business Machines (IBM), each of which performed well during the annual period, due largely to the positive sentiment toward the dividends paid by these very large companies as investors sought income in the equity market. By the end of the annual period, we sold the Fund’s position in IBM, taking profits.

Having only a modest allocation to the consumer discretionary sector, the best performing sector in the S&P 500 Index during the annual period, detracted from the Fund’s results. The primary individual detractor from the Fund’s performance within this sector during the annual period was a position in automobile manufacturer Ford Motor. Ford Motor’s performance was impacted by the broad brush of lagging performance in the automobile industry overall, as sales were lower than anticipated.

Contributing positively to the Fund’s relative results was having only a modest allocation to the energy sector, which, as already mentioned, was the worst performing sector in the S&P 500 Index during the annual period. Having virtually no exposure to the financials sector also helped the Fund’s performance relative to the S&P 500 Index as financials also lagged the benchmark index during the annual period.

Among individual holdings, a position in materials company Nalco Holdings buoyed the Fund’s results. Nalco Holdings, a water-treatment company, was acquired during the annual period by cleaning products giant Ecolab for $5.38 billion up front and $8.1 billion total after assuming Nalco’s debt. The offer gave Nalco shareholders a 34% premium over Nalco’s pre-announcement price of $28 per share.

Changes to the Fund’s portfolio

During the annual period, we reduced the Fund’s exposures to the materials and energy sectors and increased its allocation to the industrials sector.

The Fund’s exposure to materials was reduced in part by Nalco Holdings’ acquisition by Ecolab, discussed above. Additionally, we sold the Fund’s position in metals producer Freeport McMoRan Copper & Gold. Copper prices had been strong for some time, but based on the economic slowdown in Asia, we felt that demand for the metal may decline, and thus we sought to reduce the Fund’s exposure to copper. Similarly, we trimmed the Fund’s position in aluminum producer Alcoa based on weaker aluminum pricing

8	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

and our belief that there were more attractive risk-reward opportunities elsewhere.

In energy, we trimmed the Fund’s positions in oilfield services firms McDermott Int’l, Baker Hughes and Halliburton and eliminated the Fund’s position in oilfield services firm Schlumberger. As oil prices escalated during the annual period, we took profits in these firms and used the proceeds to invest in airlines, which we believed would benefit from what we anticipated would be more slowly-rising increases in oil prices in the months ahead. As a result of these positions in airlines, the Fund’s allocation to the industrials sector increased.

At the end of April 2012, the Fund had the majority of its assets, relative to the S&P 500 Index, in the industrials sector, followed by the information technology sector. It had more modest allocations than the S&P 500 Index to the consumer discretionary, energy and materials sectors. The Fund had no holdings at all in the consumer staples, telecommunication services, health care, utilities or financials sectors at the end of the annual period.

Warren Spitz
Senior Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Past performance is not a guarantee of future results.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	9

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Recovery and Infrastructure Fund Class A shares (from 2/19/2009 to 4/30/2012) as compared to the performance of the S&P 500 Index. In comparing the Fund’s Class A shares to this index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at April 30, 2012
	1 year	Since inception 2/19/09
Columbia Recovery and Infrastructure Fund
Class A Cumulative value of $10,000	$8,236	$22,317
Average annual total return	-17.64%	+28.60%
S&P 500 Index(1)
Cumulative value of $10,000	$10,476	$19,188
Average annual total return	+4.76%	+22.65%

Results for other share classes can be found on page 3.

10	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

(1)

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	11

Fund Expense Example

(Unaudited)

Understanding your expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

12	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

November 1, 2011 — April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,102.80	1,018.85	6.33	6.07	1.21
Class B	1,000.00	1,000.00	1,098.80	1,015.12	10.23	9.82	1.96
Class C	1,000.00	1,000.00	1,099.40	1,015.12	10.23	9.82	1.96
Class I	1,000.00	1,000.00	1,105.40	1,020.98	4.08	3.92	0.78
Class R	1,000.00	1,000.00	1,101.90	1,017.65	7.58	7.27	1.45
Class R4	1,000.00	1,000.00	1,103.80	1,019.49	5.65	5.42	1.08
Class R5	1,000.00	1,000.00	1,105.50	1,020.79	4.29	4.12	0.82
Class Z	1,000.00	1,000.00	1,104.80	1,020.09	5.02	4.82	0.96

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	13

Portfolio of Investments

Columbia Recovery and Infrastructure Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 99.1%

CONSUMER DISCRETIONARY 4.6%
Automobiles 4.6%
Ford Motor Co.	3,407,125	$38,432,370
TOTAL CONSUMER DISCRETIONARY		38,432,370

ENERGY 3.6%
Energy Equipment & Services 3.6%
Baker Hughes, Inc.	263,711	11,632,292
Halliburton Co.	347,352	11,886,385
McDermott International, Inc.(a)(b)	564,515	6,379,020

Total		29,897,697
TOTAL ENERGY		29,897,697

INDUSTRIALS 62.1%
Aerospace & Defense 4.6%
Boeing Co. (The)(a)	130,414	10,015,795
Exelis, Inc.	568,373	6,553,341
Honeywell International, Inc.	363,029	22,021,339

Total		38,590,475
Airlines 8.0%
Delta Air Lines, Inc.(b)	1,921,880	21,063,805
United Continental Holdings, Inc.(a)(b)	2,071,174	45,400,134

Total		66,463,939
Construction & Engineering 24.6%
Aegion Corp.(a)(b)	768,954	14,033,410
Chicago Bridge & Iron Co. NV	1,026,854	45,612,855
Foster Wheeler AG(b)	1,192,307	27,423,061
Jacobs Engineering Group, Inc.(b)	333,844	14,632,383
KBR, Inc.	1,405,721	47,597,713
Quanta Services, Inc.(b)	569,142	12,589,421
Shaw Group, Inc. (The)(b)	614,323	18,595,557
URS Corp.	587,995	24,290,073

Total		204,774,473
Electrical Equipment 6.1%
ABB Ltd., ADR(a)(b)	710,026	13,398,191
Babcock & Wilcox Co. (The)(b)	358,250	8,812,950
Cooper Industries PLC	300,104	18,777,507
Hubbell, Inc., Class B	123,729	9,928,015

Total		50,916,663

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Machinery 18.8%
AGCO Corp.(b)	339,742	$15,821,785
Astec Industries, Inc.(a)(b)	395,568	12,377,323
Crane Co.	85,176	3,758,817
Deere & Co.	288,708	23,777,991
Eaton Corp.	459,953	22,160,535
ITT Corp.	177,621	3,989,368
Parker Hannifin Corp.	186,248	16,332,087
Terex Corp.(a)(b)	837,046	18,950,721
Timken Co.	273,300	15,444,183
Trinity Industries, Inc.(a)	173,175	5,125,980
Xylem, Inc.	687,144	19,157,575

Total		156,896,365
TOTAL INDUSTRIALS		517,641,915

INFORMATION TECHNOLOGY 26.1%
Communications Equipment 5.5%
Cisco Systems, Inc.	399,283	8,045,552
Harris Corp.(a)	173,097	7,882,837
Opnext, Inc.(a)(b)	994,836	1,183,855
Telefonaktiebolaget LM Ericsson, ADR(a)(b)	1,101,025	11,004,745
Tellabs, Inc.	4,742,202	17,878,102

Total		45,995,091
Electronic Equipment, Instruments & Components 11.2%
Benchmark Electronics, Inc.(a)(b)	145,238	2,306,379
Celestica, Inc.(a)(b)	526,774	4,719,895
Coherent, Inc.(b)	347,555	18,281,393
Flextronics International Ltd.(b)	2,999,522	19,976,817
Jabil Circuit, Inc.	70,245	1,647,245
Newport Corp.(b)	1,065,075	18,180,830
Sanmina-SCI Corp.(a)(b)	2,127,831	18,937,696
TE Connectivity Ltd.	252,969	9,223,250

Total		93,273,505
Semiconductors & Semiconductor Equipment 5.5%
Broadcom Corp., Class A(b)	130,945	4,792,587
Brooks Automation, Inc.(a)	987,105	11,608,355
Intel Corp.	1,052,065	29,878,646

Total		46,279,588

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Software 3.9%
Microsoft Corp.	459,543	$14,714,567
Oracle Corp.	220,495	6,480,348
Symantec Corp.(b)	667,394	11,025,349

Total		32,220,264
TOTAL INFORMATION TECHNOLOGY		217,768,448

MATERIALS 2.7%
Chemicals 2.0%
Dow Chemical Co. (The)	499,009	16,906,425
Metals & Mining 0.7%
Alcoa, Inc.	630,518	6,134,940
TOTAL MATERIALS		23,041,365
Total Common Stocks (Cost: $735,616,054)		$826,781,795

	Shares	Value
Money Market Funds 1.4%

Columbia Short-Term Cash Fund, 0.144%(c)(d)	11,329,446	$11,329,446
Total Money Market Funds (Cost: $11,329,446)		$11,329,446

Issuer	Effective Yield	Par/ Principal/ Shares	Value

Investments of Cash Collateral Received for Securities on Loan 9.0%
Asset-Backed Commercial Paper 0.3%
Kells Funding LLC
06/04/12	0.501%	$1,997,361	$1,997,361

Total			1,997,361
Certificates of Deposit 2.0%
ABM AMRO Bank N.V.
06/21/12	0.400%	2,996,937	2,996,937
Australia and New Zealand Bank Group, Ltd.
06/11/12	0.580%	2,000,000	2,000,000
National Australia Bank
08/16/12	0.340%	3,000,000	3,000,000
Norinchukin Bank
05/21/12	0.470%	4,000,000	4,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
Sumitomo Mitsui Banking Corp.
06/04/12	0.375%	$5,000,000	$5,000,000

Total			16,996,937
Commercial Paper 1.0%
Development Bank of Singapore Ltd.
07/27/12	0.561%	2,992,160	2,992,160
Mitsubishi UFJ Trust and Banking Corp.
05/03/12	0.430%	4,995,760	4,995,760

Total			7,987,920
Repurchase Agreements 5.7%
Credit Suisse Securities (USA) LLC dated 04/26/12, matures 05/03/12, repurchase price $15,000,200(e)
	0.160%	15,000,000	15,000,000
Natixis Financial Products, Inc. dated 04/30/12, matures 05/01/12, repurchase price $10,000,067(e)
	0.240%	10,000,000	10,000,000
Nomura Securities dated 04/30/12, matures 05/01/12, repurchase price $5,000,033(e)
	0.240%	5,000,000	5,000,000
RBS Securities, Inc. dated 04/30/12, matures 05/01/12, repurchase price $10,000,058(e)
	0.210%	10,000,000	10,000,000
Societe Generale dated 04/30/12, matures 05/01/12, repurchase price $7,812,695(e)
	0.210%	7,812,649	7,812,649

Total			47,812,649
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $74,794,867)			$74,794,867
Total Investments
(Cost: $821,740,367)			$912,906,108
Other Assets & Liabilities, Net			(78,929,574)
Net Assets			$833,976,534

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	15

Portfolio of Investments (continued)

Notes to Portfolio of Investments

(a)	At April 30, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at April 30, 2012.

(d)	Investments in affiliates during the year ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$17,868,874	$278,862,367	$(285,401,795)	$—	$11,329,446	$9,874	$11,329,446

(e)

The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Fannie Mae Pool	$8,904,658
Government National Mortgage Association	6,395,343
Total Market Value of Collateral Securities	$15,300,001

Natixis Financial Products, Inc. (0.240%)

Security Description	Value
Fannie Mae Pool	$353,400
Fannie Mae REMICS	2,623,203
Fannie Mae Whole Loan	82,413
Freddie Mac Gold Pool	740,215
Freddie Mac Non Gold Pool	191,495
Freddie Mac REMICS	2,291,266
Government National Mortgage Association	1,633,064
United States Treasury Note/Bond	2,285,012
Total Market Value of Collateral Securities	$10,200,068

Nomura Securities (0.240%)

Security Description	Value
Fannie Mae Pool	$1,020,291
Freddie Mac Gold Pool	1,171,975
Ginnie Mae II Pool	2,907,734
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

RBS Securities, Inc. (0.210%)

Security Description	Value
United States Treasury Note/Bond	$10,200,049
Total Market Value of Collateral Securities	$10,200,049

Societe Generale (0.210%)

Security Description	Value
Fannie Mae Pool	$5,429,772
Freddie Mac Gold Pool	2,539,131
Total Market Value of Collateral Securities	$7,968,903

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	17

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$38,432,370	$—	$—	$38,432,370
Energy	29,897,697	—	—	29,897,697
Industrials	517,641,915	—	—	517,641,915
Information Technology	217,768,448	—	—	217,768,448
Materials	23,041,365	—	—	23,041,365
Total Equity Securities	826,781,795	—	—	826,781,795
Other
Money Market Funds	11,329,446	—	—	11,329,446
Investments of Cash Collateral Received for Securities on Loan	—	74,794,867	—	74,794,867
Total Other	11,329,446	74,794,867	—	86,124,313
Total	$838,111,241	$74,794,867	$—	$912,906,108

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	19

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $735,616,054)	$826,781,795
Affiliated issuers (identified cost $11,329,446)	11,329,446
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $26,982,218)	26,982,218
Repurchase agreements (identified cost $47,812,649)	47,812,649
Total investments (identified cost $821,740,367)	912,906,108
Receivable for:
Investments sold	5,968,713
Capital shares sold	1,190,142
Dividends	331,915
Interest	14,803
Prepaid expense	3,394
Total assets	920,415,075
Liabilities
Due upon return of securities on loan	74,794,867
Payable for:
Investments purchased	4,254,641
Capital shares purchased	7,049,150
Investment management fees	45,721
Distribution fees	14,606
Transfer agent fees	152,766
Administration fees	4,074
Plan administration fees	9
Compensation of board members	18,995
Other expenses	103,712
Total liabilities	86,438,541
Net assets applicable to outstanding capital stock	$833,976,534

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

April 30, 2012

Represented by
Paid-in capital	$741,997,838
Excess of distributions over net investment income	(279,553)
Accumulated net realized gain	1,092,508
Unrealized appreciation (depreciation) on:
Investments	91,165,741
Total — representing net assets applicable to outstanding capital stock	$833,976,534
*Value of securities on loan	$77,015,534
Net assets applicable to outstanding shares
Class A	$463,955,154
Class B	$15,532,248
Class C	$41,567,776
Class I	$7,761
Class R	$180,185
Class R4	$443,981
Class R5	$78,066
Class Z	$312,211,363
Shares outstanding
Class A	24,465,794
Class B	837,245
Class C	2,239,788
Class I	405
Class R	9,595
Class R4	23,343
Class R5	4,081
Class Z	16,322,300
Net asset value per share
Class A(a)	$18.96
Class B	$18.55
Class C	$18.56
Class I	$19.16
Class R	$18.78
Class R4	$19.02
Class R5	$19.13
Class Z	$19.13

(a)	The maximum offering price per share for Class A is $20.12. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	21

Statement of Operations

Year ended April 30, 2012

Net investment income
Income:
Dividends	$9,963,356
Dividends from affiliates	9,874
Income from securities lending — net	114,497
Foreign taxes withheld	(56,460)
Total income	10,031,267
Expenses:
Investment management fees	5,828,719
Distribution fees
Class A	1,310,666
Class B	176,205
Class C	430,769
Class R	1,069
Transfer agent fees
Class A	969,442
Class B	32,295
Class C	77,901
Class R	384
Class R4	303
Class R5	47
Class Z	484,749
Administration fees	505,738
Plan administration fees
Class R4	1,445
Compensation of board members	21,179
Custodian fees	14,738
Printing and postage fees	162,553
Registration fees	149,277
Professional fees	35,775
Other	51,675
Total expenses	10,254,929
Expense reductions	(100)
Total net expenses	10,254,829
Net investment loss	(223,562)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	53,749,717
Net realized gain	53,749,717
Net change in unrealized appreciation (depreciation) on:
Investments	(214,477,663)
Net change in unrealized depreciation	(214,477,663)
Net realized and unrealized loss	(160,727,946)
Net decrease in net assets from operations	$(160,951,508)

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended April 30,	2012	2011(a)
Operations
Net investment income (loss)	$(223,562)	$3,242,568
Net realized gain	53,749,717	22,990,247
Net change in unrealized appreciation (depreciation)	(214,477,663)	136,435,003
Net increase (decrease) in net assets resulting from operations	(160,951,508)	162,667,818
Distributions to shareholders from:
Net investment income
Class A	—	(2,114,674)
Class I	(5)	(882,350)
Class R	—	(345)
Class R4	(43)	(2,795)
Class R5	(40)	(421)
Class Z	(120,228)	(282)
Net realized gains
Class A	(41,231,477)	(5,943,087)
Class B	(1,440,031)	(268,638)
Class C	(3,722,219)	(417,539)
Class I	(705)	(1,445,572)
Class R	(22,835)	(1,359)
Class R4	(47,227)	(7,476)
Class R5	(6,976)	(753)
Class Z	(23,527,252)	(468)
Total distributions to shareholders	(70,119,038)	(11,085,759)
Increase (decrease) in net assets from share transactions	(69,593,966)	376,685,583
Total increase (decrease) in net assets	(300,664,512)	528,267,642
Net assets at beginning of year	1,134,641,046	606,373,404
Net assets at end of year	$833,976,534	$1,134,641,046
Undistributed (excess of distributions over) net investment income	$(279,553)	$106,958

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	23

Statement of Changes in Net Assets (continued)

Year ended April 30,	2012		2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	6,689,255	133,351,930	12,114,739	254,291,352
Distributions reinvested	2,194,407	36,339,398	332,692	7,059,755
Redemptions	(14,105,210)	(273,339,101)	(5,077,366)	(99,159,892)
Net increase (decrease)	(5,221,548)	(103,647,773)	7,370,065	162,191,215
Class B shares
Subscriptions	30,867	610,534	225,589	4,270,275
Distributions reinvested	82,614	1,342,475	12,084	253,890
Redemptions(b)	(348,042)	(6,883,781)	(274,568)	(5,158,533)
Net decrease	(234,561)	(4,930,772)	(36,895)	(634,368)
Class C shares
Subscriptions	536,203	10,754,371	874,815	18,132,538
Distributions reinvested	208,469	3,387,619	18,054	379,498
Redemptions	(620,224)	(11,668,504)	(214,030)	(4,277,952)
Net increase	124,448	2,473,486	678,839	14,234,084
Class I shares
Subscriptions	11,525	256,374	157,048	3,165,404
Distributions reinvested	—	—	109,182	2,327,759
Redemptions	(3,741,234)	(81,856,443)	(2,475,853)	(55,945,430)
Net decrease	(3,729,709)	(81,600,069)	(2,209,623)	(50,452,267)
Class R shares
Subscriptions	7,023	141,688	2,587	50,329
Distributions reinvested	1,174	19,273	52	1,092
Redemptions	(5,329)	(98,065)	(39)	(850)
Net increase	2,868	62,896	2,600	50,571
Class R3 shares
Redemptions	—	—	(1,000)	(16,521)
Net decrease	—	—	(1,000)	(16,521)
Class R4 shares
Subscriptions	4,277	87,990	12,917	264,706
Distributions reinvested	2,743	45,528	455	9,677
Redemptions	(17,931)	(350,784)	(10,820)	(217,603)
Net increase (decrease)	(10,911)	(217,266)	2,552	56,780
Class R5 shares
Subscriptions	1,758	38,343	1,460	34,185
Distributions reinvested	316	5,265	37	785
Redemptions	(2,510)	(49,008)	—	—
Net increase (decrease)	(436)	(5,400)	1,497	34,970
Class Z shares
Subscriptions	12,817,916	257,528,699	10,696,438	252,955,888
Distributions reinvested	1,415,693	23,627,910	33	695
Redemptions	(8,533,553)	(162,885,677)	(74,227)	(1,735,464)
Net increase	5,700,056	118,270,932	10,622,244	251,221,119
Total net increase (decrease)	(3,369,793)	(69,593,966)	16,430,279	376,685,583

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to April 30, 2011.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended April 30,
	2012		2011	2010	2009(a)
Class A
Per share data
Net asset value, beginning of period	$23.98		$19.66	$11.62	$9.02
Income from investment operations:
Net investment income (loss)	(0.01)		0.09	(0.05)	(0.00	)(b)
Net realized and unrealized gain (loss)	(3.27)		4.57	8.15	2.60
Total from investment operations	(3.28)		4.66	8.10	2.60
Less distributions to shareholders from:
Net investment income	—		(0.09)	—	—
Net realized gains	(1.74)		(0.25)	(0.06)	—
Total distributions to shareholders	(1.74)		(0.34)	(0.06)	—
Net asset value, end of period	$18.96		$23.98	$19.66	$11.62
Total return	(12.62%	)	23.92%	69.75%	28.83%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.21%		1.16%	1.17%	1.82%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.21%	(f)	1.16%	1.17%	1.39%	(d)
Net investment income (loss)	(0.06%	)(f)	0.47%	(0.30% )	(0.19%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$463,955		$711,892	$438,673	$50,777
Portfolio turnover	30%		17%	11%	4%

Notes to Financial Highlights

(a)	For the period from February 19, 2009 (commencement of operations) to April 30, 2009.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	25

Financial Highlights (continued)

	Year ended April 30,
	2012		2011	2010	2009(a)
Class B
Per share data
Net asset value, beginning of period	$23.68		$19.48	$11.60	$9.02
Income from investment operations:
Net investment loss	(0.15)		(0.04)	(0.17)	(0.02)
Net realized and unrealized gain (loss)	(3.24)		4.49	8.11	2.60
Total from investment operations	(3.39)		4.45	7.94	2.58
Less distributions to shareholders from:
Net realized gains	(1.74)		(0.25)	(0.06)	—
Total distributions to shareholders	(1.74)		(0.25)	(0.06)	—
Net asset value, end of period	$18.55		$23.68	$19.48	$11.60
Total return	(13.27%	)	23.01%	68.49%	28.60%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.96%		1.91%	1.94%	2.58%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.96%	(e)	1.91%	1.94%	2.15%	(c)
Net investment loss	(0.80%	)(e)	(0.18% )	(1.04% )	(0.97%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$15,532		$25,380	$21,597	$4,018
Portfolio turnover	30%		17%	11%	4%

Notes to Financial Highlights

(a)	For the period from February 19, 2009 (commencement of operations) to April 30, 2009.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

	Year ended April 30,
	2012		2011	2010	2009(a)
Class C
Per share data
Net asset value, beginning of period	$23.69		$19.48	$11.60	$9.02
Income from investment operations:
Net investment loss	(0.16)		(0.06)	(0.17)	(0.02)
Net realized and unrealized gain (loss)	(3.23)		4.52	8.11	2.60
Total from investment operations	(3.39)		4.46	7.94	2.58
Less distributions to shareholders from:
Net realized gains	(1.74)		(0.25)	(0.06)	—
Total distributions to shareholders	(1.74)		(0.25)	(0.06)	—
Net asset value, end of period	$18.56		$23.69	$19.48	$11.60
Total return	(13.26%	)	23.06%	68.49%	28.60%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.96%		1.91%	1.92%	2.58%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.96%	(e)	1.91%	1.92%	2.15%	(c)
Net investment loss	(0.82%	)(e)	(0.28% )	(1.06% )	(0.94%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$41,568		$50,102	$27,987	$2,723
Portfolio turnover	30%		17%	11%	4%

Notes to Financial Highlights

(a)	For the period from February 19, 2009 (commencement of operations) to April 30, 2009.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	27

Financial Highlights (continued)

	Year ended April 30,
	2012	2011	2010		2009(a)
Class I
Per share data
Net asset value, beginning of period	$24.13	$19.75	$11.63		$9.02
Income from investment operations:
Net investment income	0.13	0.20	0.02		0.01
Net realized and unrealized gain (loss)	(3.35)	4.58	8.16		2.60
Total from investment operations	(3.22)	4.78	8.18		2.61
Less distributions to shareholders from:
Net investment income	(0.01)	(0.15)	(0.00	)(b)	—
Net realized gains	(1.74)	(0.25)	(0.06)		—
Total distributions to shareholders	(1.75)	(0.40)	(0.06)		—
Net asset value, end of period	$19.16	$24.13	$19.75		$11.63
Total return	(12.27% )	24.48%	70.41%		28.94%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.74%	0.76%	0.78%		1.47%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.74%	0.76%	0.78%		0.99%	(d)
Net investment income	0.55%	1.03%	0.10%		0.31%	(d)
Supplemental data
Net assets, end of period (in thousands)	$8	$89,990	$117,333		$12,378
Portfolio turnover	30%	17%	11%		4%

Notes to Financial Highlights

(a)	For the period from February 19, 2009 (commencement of operations) to April 30, 2009.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

	Year ended April 30,
	2012		2011	2010	2009(a)
Class R
Per share data
Net asset value, beginning of period	$23.82		$19.56	$11.61	$9.02
Income from investment operations:
Net investment income (loss)	(0.06)		0.03	(0.11)	(0.01)
Net realized and unrealized gain (loss)	(3.24)		4.54	8.12	2.60
Total from investment operations	(3.30)		4.57	8.01	2.59
Less distributions to shareholders from:
Net investment income	—		(0.06)	—	—
Net realized gains	(1.74)		(0.25)	(0.06)	—
Total distributions to shareholders	(1.74)		(0.31)	(0.06)	—
Net asset value, end of period	$18.78		$23.82	$19.56	$11.61
Total return	(12.80%	)	23.59%	69.04%	28.71%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.46%		1.45%	1.59%	2.27%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.46%	(e)	1.45%	1.59%	1.79%	(c)
Net investment income (loss)	(0.32%	)(e)	0.15%	(0.69% )	(0.48%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$180		$160	$81	$12
Portfolio turnover	30%		17%	11%	4%

Notes to Financial Highlights

(a)	For the period from February 19, 2009 (commencement of operations) to April 30, 2009.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	29

Financial Highlights (continued)

	Year ended April 30,
	2012		2011	2010		2009(a)
Class R4
Per share data
Net asset value, beginning of period	$24.01		$19.68	$11.62		$9.02
Income from investment operations:
Net investment income (loss)	0.02		0.12	(0.04)		0.00	(b)
Net realized and unrealized gain (loss)	(3.27)		4.55	8.16		2.60
Total from investment operations	(3.25)		4.67	8.12		2.60
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.09)	(0.00	)(b)	—
Net realized gains	(1.74)		(0.25)	(0.06)		—
Total distributions to shareholders	(1.74)		(0.34)	(0.06)		—
Net asset value, end of period	$19.02		$24.01	$19.68		$11.62
Total return	(12.47%	)	23.97%	69.94%		28.82%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.08%		1.07%	1.07%		1.76%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.08%		1.07%	1.07%		1.29%	(d)
Net investment income (loss)	0.09%		0.65%	(0.25%	)	0.06%	(d)
Supplemental data
Net assets, end of period (in thousands)	$444		$823	$624		$23
Portfolio turnover	30%		17%	11%		4%

Notes to Financial Highlights

(a)	For the period from February 19, 2009 (commencement of operations) to April 30, 2009.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

	Year ended April 30,
	2012	2011	2010		2009(a)
Class R5
Per share data
Net asset value, beginning of period	$24.09	$19.74	$11.63		$9.02
Income from investment operations:
Net investment income	0.06	0.16	0.00	(b)	0.01
Net realized and unrealized gain (loss)	(3.27)	4.58	8.17		2.60
Total from investment operations	(3.21)	4.74	8.17		2.61
Less distributions to shareholders from:
Net investment income	(0.01)	(0.14)	(0.00	)(b)	—
Net realized gains	(1.74)	(0.25)	(0.06)		—
Total distributions to shareholders	(1.75)	(0.39)	(0.06)		—
Net asset value, end of period	$19.13	$24.09	$19.74		$11.63
Total return	(12.26% )	24.27%	70.32%		28.94%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.82%	0.82%	0.84%		1.51%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.82%	0.82%	0.84%		1.04%	(d)
Net investment income	0.30%	0.81%	0.02%		0.27%	(d)
Supplemental data
Net assets, end of period (in thousands)	$78	$109	$60		$12
Portfolio turnover	30%	17%	11%		4%

Notes to Financial Highlights

(a)	For the period from February 19, 2009 (commencement of operations) to April 30, 2009.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended April 30,
	2012	2011(a)
Class Z
Per share data
Net asset value, beginning of period	$24.12	$18.33
Income from investment operations:
Net investment income (loss)	0.03	(0.03)
Net realized and unrealized gain (loss)	(3.27)	6.22
Total from investment operations	(3.24)	6.19
Less distributions to shareholders from:
Net investment income	(0.01)	(0.15)
Net realized gains	(1.74)	(0.25)
Total distributions to shareholders	(1.75)	(0.40)
Net asset value, end of period	$19.13	$24.12
Total return	(12.38% )	34.05%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.96%	0.90%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.96% (e)	0.90%	(c)
Net investment income (loss)	0.17% (e)	(0.20%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$312,211	$256,185
Portfolio turnover	30%	17%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to April 30, 2011.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Notes to Financial Statements

April 30, 2012

Note	1. Organization

Columbia Recovery and Infrastructure Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	33

Notes to Financial Statements (continued)

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values.

34	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	35

Notes to Financial Statements (continued)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate change in return of capital to shareholders.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

36	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	37

Notes to Financial Statements (continued)

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.65% to 0.50% as the Fund’s net assets increase. Prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the S&P 500 Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $146,967 for the year ended April 30, 2012. The effective management fee rate for the year ended April 30, 2012 was 0.67% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

38	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended April 30, 2012 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended April 30, 2012, other expenses paid to this company were $4,564.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	39

Notes to Financial Statements (continued)

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended April 30, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.18
Class C	0.18
Class R	0.18
Class R4	0.05
Class R5	0.05
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2012, these minimum account balance fees reduced total expenses by $100.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $72,000 and $107,000

40	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $781,959 for Class A, $23,349 for Class B, and $12,288 for Class C shares for the year ended April 30, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.43%
Class B	2.18
Class C	2.18
Class I	1.08
Class R	1.68
Class R4	1.38
Class R5	1.13
Class Z	1.18

Prior to July 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.38%
Class B	2.14
Class C	2.13
Class I	1.03
Class R	1.83
Class R4	1.33
Class R5	1.08
Class Z	1.13

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	41

Notes to Financial Statements (continued)

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended April 30, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales, post-October losses, re-characterization of real estate investment trust (REIT) distributions and late year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(42,633)
Accumulated net realized gain	(5,757,367)
Paid-in capital	5,800,000

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended April 30,	2012	2011
Ordinary income	$120,316	$9,209,862
Long-term capital gains	69,998,722	1,875,897
Total	$70,119,038	$11,085,759

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

42	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

At April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$471,455
Undistributed accumulated long-term gain	15,672,527
Accumulated realized loss	(12,108,933)
Unrealized appreciation	87,943,647

At April 30, 2012, the cost of investments for federal income tax purposes was $824,945,162 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$124,965,790
Unrealized depreciation	(37,004,844)
Net unrealized appreciation	$87,960,946

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2012, the Fund will elect to treat late year ordinary losses of $733,709 and post-October capital losses of $11,375,224 as arising on May 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $262,155,889 and $401,731,739, respectively, for the year ended April 30, 2012.

Note	6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	43

Notes to Financial Statements (continued)

additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended April 30, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At April 30, 2012, securities valued at $77,015,534 were on loan, secured by U.S. government securities valued at $5,203,032 and by cash collateral of $74,794,867 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note	7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

44	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Note	8. Shareholder Concentration

At April 30, 2012, two unaffiliated shareholder accounts owned an aggregate of 92.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note	9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended April 30, 2012.

Note	10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note	11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	45

Notes to Financial Statements (continued)

Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

46	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Recovery and Infrastructure Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Recovery and Infrastructure Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of April 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	47

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Recovery and Infrastructure Fund of the Columbia Funds Series Trust II at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

June 22, 2012

48	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended April 30, 2012

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%
Capital gain distribution – the Fund designates $69,998,722 to be taxed as long-term capital gain.

The Fund also designates $5,800,000 as distributions of long-term gains, from earnings and profits distributed to shareholders on the redemption of shares, or the amount necessary to fully distribute such capital gains.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	49

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)

50	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	51

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 — May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None

52	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	53

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

54	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	55

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55

Vice President —

Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President —

Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010

56	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	57

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Recovery and Infrastructure Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”).

On an annual basis, the Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions

58	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management:    The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	59

Approval of Investment Management Services

Agreement (continued)

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:    The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

60	COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

COLUMBIA RECOVERY AND INFRASTRUCTURE FUND — 2012 ANNUAL REPORT	61

Columbia Recovery and Infrastructure Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6529 F (6/12)

Annual Report

Columbia Retirement Plus® Series

Annual Report for the Period Ended April 30, 2012

This annual report describes eight Funds, each of which invests in other Columbia funds. Each Fund seeks to provide high total return through a combination of current income and capital appreciation, consistent with its current asset allocation.

>	Columbia Retirement Plus 2010 Fund

>	Columbia Retirement Plus 2015 Fund

>	Columbia Retirement Plus 2020 Fund

>	Columbia Retirement Plus 2025 Fund

>	Columbia Retirement Plus 2030 Fund

>	Columbia Retirement Plus 2035 Fund

>	Columbia Retirement Plus 2040 Fund

>	Columbia Retirement Plus 2045 Fund

Not FDIC Insured ¡ No Bank Guarantee  ¡ May lose value

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	1

Your Fund at a Glance

Columbia Retirement Plus 2010 Fund

FUND SUMMARY

>

For the 12-month period ended April 30, 2012, Columbia Retirement Plus 2010 Fund (the 2010 Fund) Class A shares gained 2.10% (excluding sales charge). Its Blended 2010 Composite Index benchmark rose 3.59%.

>	The Russell 3000® Index, the 2010 Fund’s domestic equity benchmark, increased 3.40% during the same period.

>	The 2010 Fund’s bond benchmark, the Barclays Aggregate Bond Index, advanced 7.54% during the same period.

>	The MSCI Europe, Australasia, and Far East (EAFE) Index (Gross), a component of the Blended 2010 Composite Index, declined 12.38% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2010 Composite Index, gained 0.04% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)
	1 year	5 years	Since inception 5/18/2006*
Columbia Retirement Plus 2010 Fund Class A (excluding sales charge)	+2.10%	+0.92%	+3.50%
Russell 3000 Index (unmanaged)	+3.40%	+1.25%	+4.05%
Barclays Aggregate Bond Index (unmanaged)	+7.54%	+6.37%	+6.58%
MSCI EAFE Index (Gross) (unmanaged)	-12.38%	-4.25%	-0.09%
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.04%	+1.03%	+1.65%
Blended 2010 Composite Index (unmanaged)	+3.59%	+2.96%	+4.83%

*	Fund data, Russell 3000 Index, Barclays Aggregate Bond Index, MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S.Treasury Bill Index and Blended 2010 Composite Index are from May 31, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2010 Fund

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	1 year	5 years	Since inception
Class A (inception 5/18/06)	+2.10%	+0.92%	+3.50%
Class C* (inception 9/27/10)	+1.41%	+0.19%	+2.76%
Class R* (inception 12/11/06)	+1.85%	+0.65%	+3.20%
Class Z (inception 5/18/06)	+2.46%	+1.14%	+3.73%

With sales charge
Class A (inception 5/18/06)	-3.73%	-0.28%	+2.48%
Class C* (inception 9/27/10)	+0.42%	+0.19%	+2.76%

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	3

Your Fund at a Glance

Columbia Retirement Plus 2015 Fund

FUND SUMMARY

>

For the 12-month period ended April 30, 2012, Columbia Retirement Plus 2015 Fund (the 2015 Fund) Class A shares rose 1.58% (excluding sales charge). Its Blended 2015 Composite Index benchmark gained 2.91%.

>	The Russell 3000® Index, the 2015 Fund’s domestic equity benchmark, increased 3.40% during the same period.

>	The 2015 Fund’s bond benchmark, the Barclays Aggregate Bond Index, advanced 7.54% during the same period.

>	The MSCI Europe, Australasia, and Far East (EAFE) Index (Gross), a component of the Blended 2015 Composite Index, declined 12.38% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2015 Composite Index, gained 0.04% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)
	1 year	5 years	Since inception 5/18/2006*
Columbia Retirement Plus 2015 Fund Class A (excluding sales charge)	+1.58%	+0.04%	+2.97%
Russell 3000 Index (unmanaged)	+3.40%	+1.25%	+4.05%
Barclays Aggregate Bond Index (unmanaged)	+7.54%	+6.37%	+6.58%
MSCI EAFE Index (Gross) (unmanaged)	-12.38%	-4.25%	-0.09%
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.04%	+1.03%	+1.65%
Blended 2015 Composite Index (unmanaged)	+2.91%	+2.33%	+4.48%

*	Fund data, Russell 3000 Index, Barclays Aggregate Bond Index, MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S.Treasury Bill Index and Blended 2015 Composite Index are from May 31, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

4	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2015 Fund

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	1 year	5 years	Since inception
Class A (inception 5/18/06)	+1.58%	+0.04%	+2.97%
Class C* (inception 9/27/10)	+0.77%	-0.67%	+2.24%
Class R* (inception 12/11/06)	+1.26%	-0.23%	+2.69%
Class Z (inception 5/18/06)	+1.73%	+0.23%	+3.18%

With sales charge
Class A (inception 5/18/06)	-4.23%	-1.13%	+1.95%
Class C* (inception 9/27/10)	-0.20%	-0.67%	+2.24%

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	5

Your Fund at a Glance

Columbia Retirement Plus 2020 Fund

FUND SUMMARY

>

For the 12-month period ended April 30, 2012, Columbia Retirement Plus 2020 Fund (the 2020 Fund) Class A shares gained 0.86% (excluding sales charge). Its Blended 2020 Composite Index benchmark rose 2.47%.

>	The Russell 3000® Index, the 2020 Fund’s domestic equity benchmark, increased 3.40% during the same period.

>	The 2020 Fund’s bond benchmark, the Barclays Aggregate Bond Index, advanced 7.54% during the same period.

>	The MSCI Europe, Australasia, and Far East (EAFE) Index (Gross), a component of the Blended 2020 Composite Index, declined 12.38% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2020 Composite Index, gained 0.04% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)
	1 year	5 years	Since inception 5/18/2006*
Columbia Retirement Plus 2020 Fund Class A (excluding sales charge)	+0.86%	-0.71%	+2.46%
Russell 3000 Index (unmanaged)	+3.40%	+1.25%	+4.05%
Barclays Aggregate Bond Index (unmanaged)	+7.54%	+6.37%	+6.58%
MSCI EAFE Index (Gross) (unmanaged)	-12.38%	-4.25%	-0.09%
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.04%	+1.03%	+1.65%
Blended 2020 Composite Index (unmanaged)	+2.47%	+1.73%	+4.16%

*	Fund data, Russell 3000 Index, Barclays Aggregate Bond Index, MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S.Treasury Bill Index and Blended 2020 Composite Index are from May 31, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

6	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2020 Fund

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	1 year	5 years	Since inception
Class A (inception 5/18/06)	+0.86%	-0.71%	+2.46%
Class C* (inception 9/27/10)	+0.11%	-1.42%	+1.73%
Class R* (inception 12/11/06)	+0.58%	-0.96%	+2.19%
Class Z (inception 5/18/06)	+1.09%	-0.49%	+2.69%

With sales charge
Class A (inception 5/18/06)	-4.93%	-1.89%	+1.45%
Class C* (inception 9/27/10)	-0.87%	-1.42%	+1.73%

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	7

Your Fund at a Glance

Columbia Retirement Plus 2025 Fund

FUND SUMMARY

>

For the 12-month period ended April 30, 2012, Columbia Retirement Plus 2025 Fund (the 2025 Fund) Class A shares rose 0.04% (excluding sales charge). Its Blended 2025 Composite Index benchmark gained 2.05%.

>	The Russell 3000® Index, the 2025 Fund’s domestic equity benchmark, increased 3.40% during the same period.

>	The 2025 Fund’s bond benchmark, the Barclays Aggregate Bond Index, advanced 7.54% during the same period.

>	The MSCI Europe, Australasia, and Far East (EAFE) Index (Gross), a component of the Blended 2025 Composite Index, declined 12.38% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2025 Composite Index, gained 0.04% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)
	1 year	5 years	Since inception 5/18/2006*
Columbia Retirement Plus 2025 Fund Class A (excluding sales charge)	+0.04%	-1.19%	+2.02%
Russell 3000 Index (unmanaged)	+3.40%	+1.25%	+4.05%
Barclays Aggregate Bond Index (unmanaged)	+7.54%	+6.37%	+6.58%
MSCI EAFE Index (Gross) (unmanaged)	-12.38%	-4.25%	-0.09%
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.04%	+1.03%	+1.65%
Blended 2025 Composite Index (unmanaged)	+2.05%	+1.44%	+3.99%

*	Fund data, Russell 3000 Index, Barclays Aggregate Bond Index, and MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S.Treasury Bill Index and Blended 2025 Composite Index are from May 31, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

8	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2025 Fund

AVERAGE ANNUAL TOTAL RETURNS
at April 30, 2012
Without sales charge	1 year	5 years	Since inception
Class A (inception 5/18/06)	+0.04%	-1.19%	+2.02%
Class C* (inception 9/27/10)	-0.64%	-1.84%	+1.34%
Class R* (inception 12/11/06)	-0.14%	-1.44%	+1.76%
Class Z (inception 5/18/06)	+0.30%	-0.96%	+2.26%

With sales charge
Class A (inception 5/18/06)	-5.74%	-2.36%	+1.01%
Class C* (inception 9/27/10)	-1.63%	-1.84%	+1.34%

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	9

Your Fund at a Glance

Columbia Retirement Plus 2030 Fund

FUND SUMMARY

>

For the 12-month period ended April 30, 2012, Columbia Retirement Plus 2030 Fund (the 2030 Fund) Class A shares declined 0.01% (excluding sales charge). Its Blended 2030 Composite Index benchmark rose 1.67%.

>	The Russell 3000® Index, the 2030 Fund’s domestic equity benchmark, increased 3.40% during the same period.

>	The 2030 Fund’s bond benchmark, the Barclays Aggregate Bond Index, advanced 7.54% during the same period.

>	The MSCI Europe, Australasia, and Far East (EAFE) Index (Gross), a component of the Blended 2030 Composite Index, declined 12.38% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2030 Composite Index, gained 0.04% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)
	1 year	5 years	Since inception 5/18/2006*
Columbia Retirement Plus 2030 Fund Class A (excluding sales charge)	-0.01%	-1.17%	+2.12%
Russell 3000 Index (unmanaged)	+3.40%	+1.25%	+4.05%
Barclays Aggregate Bond Index (unmanaged)	+7.54%	+6.37%	+6.58%
MSCI EAFE Index (Gross) (unmanaged)	-12.38%	-4.25%	-0.09%
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.04%	+1.03%	+1.65%
Blended 2030 Composite Index (unmanaged)	+1.67%	+1.44%	+3.99%

*	Fund data, Russell 3000 Index, Barclays Aggregate Bond Index, and MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S.Treasury Bill Index and Blended 2030 Composite Index are from May 31, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

10	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2030 Fund

AVERAGE ANNUAL TOTAL RETURNS
at April 30, 2012
Without sales charge	1 year	5 years	Since inception
Class A (inception 5/18/06)	-0.01%	-1.17%	+2.12%
Class C* (inception 9/27/10)	-0.87%	-1.86%	+1.41%
Class R* (inception 12/11/06)	-0.31%	-1.40%	+1.87%
Class Z (inception 5/18/06)	+0.12%	-0.95%	+2.35%

With sales charge
Class A (inception 5/18/06)	-5.75%	-2.33%	+1.11%
Class C* (inception 9/27/10)	-1.84%	-1.86%	+1.41%

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	11

Your Fund at a Glance

Columbia Retirement Plus 2035 Fund

FUND SUMMARY

>

For the 12-month period ended April 30, 2012, Columbia Retirement Plus 2035 Fund (the 2035 Fund) Class A shares declined 0.04% (excluding sales charge). Its Blended 2035 Composite Index benchmark advanced 1.24%.

>	The Russell 3000® Index, the 2035 Fund’s domestic equity benchmark, increased 3.40% during the same period.

>	The 2035 Fund’s bond benchmark, the Barclays Aggregate Bond Index, advanced 7.54% during the same period.

>	The MSCI Europe, Australasia, and Far East (EAFE) Index (Gross), a component of the Blended 2035 Composite Index, declined 12.38% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2035 Composite Index, gained 0.04% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)
	1 year	5 years	Since inception 5/18/2006*
Columbia Retirement Plus 2035 Fund Class A (excluding sales charge)	-0.04%	-1.16%	+2.00%
Russell 3000 Index (unmanaged)	+3.40%	+1.25%	+4.05%
Barclays Aggregate Bond Index (unmanaged)	+7.54%	+6.37%	+6.58%
MSCI EAFE Index (Gross) (unmanaged)	-12.38%	-4.25%	-0.09%
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.04%	+1.03%	+1.65%
Blended 2035 Composite Index (unmanaged)	+1.24%	+1.38%	+3.94%

*	Fund data, Russell 3000 Index, Barclays Aggregate Bond Index, and MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S.Treasury Bill Index and Blended 2035 Composite Index are from May 31, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

12	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2035 Fund

AVERAGE ANNUAL TOTAL RETURNS
at April 30, 2012
Without sales charge	1 year	5 years	Since inception
Class A (inception 5/18/06)	-0.04%	-1.16%	+2.00%
Class C* (inception 9/27/10)	-0.80%	-1.84%	+1.30%
Class R* (inception 12/11/06)	-0.27%	-1.41%	+1.74%
Class Z (inception 5/18/06)	+0.23%	-0.94%	+2.24%

With sales charge
Class A (inception 5/18/06)	-5.84%	-2.32%	+1.00%
Class C* (inception 9/27/10)	-1.78%	-1.84%	+1.30%

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	13

Your Fund at a Glance

Columbia Retirement Plus 2040 Fund

FUND SUMMARY

>

For the 12-month period ended April 30, 2012, Columbia Retirement Plus 2040 Fund (the 2040 Fund) Class A shares declined 0.01% (excluding sales charge). Its Blended 2040 Composite Index benchmark rose 0.83%.

>	The Russell 3000® Index, the 2040 Fund’s domestic equity benchmark, increased 3.40% during the same period.
>	The 2040 Fund’s bond benchmark, the Barclays Aggregate Bond Index, advanced 7.54% during the same period.
>	The MSCI Europe, Australasia, and Far East (EAFE) Index (Gross), a component of the Blended 2040 Composite Index, declined 12.38% during the same period.
>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2040 Composite Index, gained 0.04% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)
	1 year	5 years	Since inception 5/18/2006*
Columbia Retirement Plus 2040 Fund Class A (excluding sales charge)	-0.01%	-1.10%	+2.16%
Russell 3000 Index (unmanaged)	+3.40%	+1.25%	+4.05%
Barclays Aggregate Bond Index (unmanaged)	+7.54%	+6.37%	+6.58%
MSCI EAFE Index (Gross) (unmanaged)	-12.38%	-4.25%	-0.09%
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.04%	+1.03%	+1.65%
Blended 2040 Composite Index (unmanaged)	+0.83%	+1.33%	+3.89%

*	Fund data, Russell 3000 Index, Barclays Aggregate Bond Index, and MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S.Treasury Bill Index and Blended 2040 Composite Index are from May 31, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

14	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2040 Fund

AVERAGE ANNUAL TOTAL RETURNS

at April 30, 2012
Without sales charge	1 year	5 years	Since inception
Class A (inception 5/18/06)	-0.01%	-1.10%	+2.16%
Class C* (inception 9/27/10)	-0.60%	-1.73%	+1.51%
Class R* (inception 12/11/06)	-0.23%	-1.30%	+1.92%
Class Z (inception 5/18/06)	+0.30%	-0.85%	+2.41%

With sales charge
Class A (inception 5/18/06)	-5.75%	-2.26%	+1.15%
Class C* (inception 9/27/10)	-1.58%	-1.73%	+1.51%

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	15

Your Fund at a Glance

Columbia Retirement Plus 2045 Fund

FUND SUMMARY

>

For the 12-month period ended April 30, 2012, Columbia Retirement Plus 2045 Fund (the 2045 Fund) Class A shares returned 0.00% (excluding sales charge). Its Blended 2045 Composite Index benchmark advanced 0.46%.

>	The Russell 3000® Index, the 2045 Fund’s domestic equity benchmark, increased 3.40% during the same period.

>	The 2045 Fund’s bond benchmark, the Barclays Aggregate Bond Index, advanced 7.54% during the same period.

>	The MSCI Europe, Australasia, and Far East (EAFE) Index (Gross), a component of the Blended 2045 Composite Index, declined 12.38% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index, a component of the Blended 2045 Composite Index, gained 0.04% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended April 30, 2012)
	1 year	5 years	Since inception 5/18/2006*
Columbia Retirement Plus 2045 Fund Class A (excluding sales charge)	+0.00%**	-1.10%	+2.11%
Russell 3000 Index (unmanaged)	+3.40%	+1.25%	+4.05%
Barclays Aggregate Bond Index (unmanaged)	+7.54%	+6.37%	+6.58%
MSCI EAFE Index (Gross) (unmanaged)	-12.38%	-4.25%	-0.09%
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)	+0.04%	+1.03%	+1.65%
Blended 2045 Composite Index (unmanaged)	+0.46%	+1.28%	+3.85%

*	Fund data, Russell 3000 Index, Barclays Aggregate Bond Index, and MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S.Treasury Bill Index and Blended 2045 Composite Index are from May 31, 2006.

**	Rounds to less than 0.01%.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

16	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2045 Fund

AVERAGE ANNUAL TOTAL RETURNS
at April 30, 2012
Without sales charge	1 year	5 years	Since inception
Class A (inception 5/18/06)	+0.00%*	-1.10%	+2.11%
Class C** (inception 9/27/10)	-0.80%	-1.78%	+1.41%
Class R** (inception 12/11/06)	-0.38%	-1.35%	+1.83%
Class R4** (inception 12/11/06)	+0.09%	-0.90%	+2.28%
Class Z (inception 5/18/06)	+0.12%	-0.90%	+2.32%

With sales charge
Class A (inception 5/18/06)	-5.71%	-2.27%	+1.10%
Class C** (inception 9/27/10)	-1.78%	-1.78%	+1.41%

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Rounds to less than 0.01%.

**	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class A shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	17

Manager Commentary

Effective April 27, 2012, the Columbia Retirement Plus Series of Funds was closed to new investors. It is anticipated that these Funds will be liquidated on or about August 27, 2012. We strongly encourage plan sponsors, program managers and shareholders to take action and transfer their assets and future contributions to an alternate investment option(s) prior to August 24, 2012.

Dear Shareholders,

During the 12-month period ended April 30, 2012, volatility dominated the global financial markets. The beginning of the annual period reinforced the old adage of “sell in May and stay away,” as equity markets slumped during the early summer. Concerns regarding the potential for a double dip economic recession, the European sovereign debt crisis and the political gridlock over the U.S. debt ceiling dominated investor sentiment. Equity markets generally reached a low in October 2011 and then rebounded strongly through the end of 2011, as the economy began to show signs of recovery and corporate profits grew. The equity market rally generally continued through the first three months of 2012, though there was a modest retreat in April amidst questions about the strength of the U.S. economic recovery and increasing political uncertainty in Europe. For the annual period as a whole, U.S. equities gained ground, while international equities fell. Bonds overall fared better, as falling yields drove price increases, bolstered by a new round of intervention by the U.S. Federal Reserve Board in the form of buying longer-dated U.S. Treasury securities.

Against this backdrop, each of the more near term, fixed income-oriented Columbia Retirement Plus Series Funds (the Funds) generated positive returns, while the longer term, more equity-oriented Funds generated flat to modestly negative returns. Each of the eight Funds underperformed its respective Blended Composite Index benchmark during the annual period.

Significant performance factors

Performance for the Funds was impacted during the 12-month period both by asset allocation decisions and by mixed performance among the underlying funds.

During the annual period, we shifted the Funds from being overweight equities relative to their respective Blended Composite Index benchmarks to being slightly underweight equities. This positioning helped the Fund’s relative results during the market drawdown in the summer of 2011, but hurt as the equity markets recovered sharply during the second half of the annual period. Within the Funds’ equity allocation, an underweighted exposure to developed market international equities significantly boosted performance, as these stocks materially underperformed U.S. stocks during the annual period.

On the fixed income side, the Funds’ relative results were hurt by an underweighted position in U.S. Treasury securities, as government bonds outperformed most other areas of the market, despite an already low interest rate environment. In particular, those government bonds with the longest maturities outperformed other sectors of the bond and stock markets. Conversely, an allocation to emerging market bonds helped performance, as these securities outperformed U.S. bonds during the annual period. An allocation to high yield bonds, which are not components of the Funds’ respective blended benchmarks, hurt performance for the annual period as a whole, as the asset class trailed the broad fixed income market. However, importantly, such positioning in high yield bonds helped offset the impact of a reduced equity position during the second half of the annual period when high yield bonds performed well with abating investor risk aversion.

The Funds’ underlying funds generated mixed results during the annual period. The Funds benefited most on the equity side from strong performance from Columbia Large Core Quantitative Fund and Columbia Dividend Income Fund, each of which significantly outperformed its respective benchmark index. The main area of weakness was in some of the underlying mid-cap and small-cap funds, which weighed on performance. In particular, Columbia Mid Cap Growth Fund and Columbia Mid Cap Value Opportunity Fund each generated negative returns for the fiscal year and underperformed its respective benchmark index. Within fixed income, the performance of the underlying Columbia Inflation Protected Securities Fund contributed positively to the Funds’ results, as Treasury inflation

18	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

protected securities (TIPS) benefited from an uptick in inflation as well as from a general decline in yield levels. Columbia Diversified Bond Fund was also a strong relative performer during the annual period. While it slightly trailed the Barclays Aggregate Bond Index during the annual period, the Columbia Diversified Bond Fund performed better than many of its intermediate bond fund peers, as most actively managed bond funds had a difficult time keeping pace with the Barclays Aggregate Bond Index, which is heavily tilted toward U.S. government bonds. Such positives were partially offset by the detracting effect of weaker performance within the underlying Columbia Global Bond Fund, as global bonds generally underperformed U.S. bonds and the Columbia Global Bond Fund underperformed the Barclays Global Aggregate Bond Index for the annual period.

Changes to the Funds’ portfolios

In June 2011, we made substantial changes to the Funds’ allocations in response to growing concerns over slowing economic growth and ongoing sovereign debt troubles in Europe. At that time, we reduced the overall equity weighting in the Funds. In particular, we decreased the Funds’ exposure to U.S. large-cap stocks and to emerging market equities, and we increased the Funds’ exposure to small-cap and mid-cap U.S. stocks. At the same time, we increased the Funds’ weighting to alternative absolute return strategies, which are designed to be largely uncorrelated with overall movements in the market. Also in June, we increased the Funds’ weighting in U.S. core bonds and cash and introduced an allocation to convertible bonds. In November 2011, we replaced most of the Funds’ cash position with short-term, investment grade bonds.

Anwiti Bahugana Portfolio Manager	Kent Bergene Portfolio Manager

Kent Peterson Portfolio Manager	Todd White Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

Past performance is not a guarantee of future results.

Performance for the Funds was impacted during the 12-month period both by asset allocation decisions and by mixed performance among the underlying funds.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	19

The Fund’s Long-term Performance

Columbia Retirement Plus 2010 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2010 Fund Class A shares (from 5/18/06 to 4/30/12) as compared to the performance of the Russell 3000 Index and the Barclays Aggregate Bond Index, as well as a Blended 2010 Composite Index, consisting of the Russell 3000 Index, the Barclays Aggregate Bond Index, the MSCI EAFE Index (Gross) and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at April 30, 2012
		1 year	5 years	Since inception(6) 5/18/06
	Columbia Retirement Plus 2010 Fund (includes sales charge)
Class A	Cumulative value of $10,000	$9,627	$9,861	$11,566
	Average annual total return	-3.73%	-0.28%	+2.48%
	Russell 3000 Index(1)
	Cumulative value of $10,000	$10,340	$10,639	$12,666
	Average annual total return	+3.40%	+1.25%	+4.05%
	Barclays Aggregate Bond Index(2)
	Cumulative value of $10,000	$10,754	$13,616	$14,609
	Average annual total return	+7.54%	+6.37%	+6.58%
	MSCI EAFE Index (Gross)(3)
	Cumulative value of $10,000	$8,762	$8,047	$9,945
	Average annual total return	-12.38%	-4.25%	-0.09%
	Citigroup 3-Month U.S. Treasury Bill Index(4)
	Cumulative value of $10,000	$10,004	$10,528	$11,014
	Average annual total return	+0.04%	+1.03%	+1.65%
	Blended 2010 Composite Index(5)
	Cumulative value of $10,000	$10,359	$11,570	$13,215
	Average annual total return	+3.59%	+2.96%	+4.83%

Results for other share classes can be found on page 3.

20	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

(1)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(2)

The Barclays Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

(3)

The MSCI EAFE Index (Gross), an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)

The Blended 2010 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2010 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index (Gross); bonds — Barclays Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.

(6)

Fund data, Russell 3000 Index, Barclays Aggregate Bond Index and MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S. Treasury Bill Index and Blended 2010 Composite Index are from May 31, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	21

The Fund’s Long-term Performance

Columbia Retirement Plus 2015 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2015 Fund Class A shares (from 5/18/06 to 4/30/12) as compared to the performance of the Russell 3000 Index and the Barclays Aggregate Bond Index, as well as a Blended 2015 Composite Index, consisting of the Russell 3000 Index, the Barclays Aggregate Bond Index, the MSCI EAFE Index (Gross) and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at April 30, 2012
		1 year	5 years	Since inception(6) 5/18/06
	Columbia Retirement Plus 2015 Fund (includes sales charge)
Class A	Cumulative value of $10,000	$9,577	$9,447	$11,215
	Average annual total return	-4.23%	-1.13%	+1.95%
	Russell 3000 Index(1)
	Cumulative value of $10,000	$10,340	$10,639	$12,666
	Average annual total return	+3.40%	+1.25%	+4.05%
	Barclays Aggregate Bond Index(2)
	Cumulative value of $10,000	$10,754	$13,616	$14,609
	Average annual total return	+7.54%	+6.37%	+6.58%
	MSCI EAFE Index (Gross)(3)
	Cumulative value of $10,000	$8,762	$8,047	$9,945
	Average annual total return	-12.38%	-4.25%	-0.09%
	Citigroup 3-Month U.S. Treasury Bill Index(4)
	Cumulative value of $10,000	$10,004	$10,528	$11,014
	Average annual total return	+0.04%	+1.03%	+1.65%
	Blended 2015 Composite Index(5)
	Cumulative value of $10,000	$10,291	$11,222	$12,962
	Average annual total return	+2.91%	+2.33%	+4.48%

Results for other share classes can be found on page 5.

22	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

(1)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(2)

The Barclays Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

(3)

The MSCI EAFE Index (Gross), an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)

The Blended 2015 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2015 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index (Gross); bonds — Barclays Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.

(6)

Fund data, Russell 3000 Index, Barclays Aggregate Bond Index and MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S. Treasury Bill Index and Blended 2015 Composite Index are from May 31, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	23

The Fund’s Long-term Performance

Columbia Retirement Plus 2020 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2020 Fund Class A shares (from 5/18/06 to 4/30/12) as compared to the performance of the Russell 3000 Index and the Barclays Aggregate Bond Index, as well as a Blended 2020 Composite Index, consisting of the Russell 3000 Index, the Barclays Aggregate Bond Index, the MSCI EAFE Index (Gross) and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at April 30, 2012
		1 year	5 years	Since inception(6) 5/18/06
	Columbia Retirement Plus 2020 Fund (includes sales charge)
Class A	Cumulative value of $10,000	$9,507	$9,091	$10,896
	Average annual total return	-4.93%	-1.89%	+1.45%
	Russell 3000 Index(1)
	Cumulative value of $10,000	$10,340	$10,639	$12,666
	Average annual total return	+3.40%	+1.25%	+4.05%
	Barclays Aggregate Bond Index(2)
	Cumulative value of $10,000	$10,754	$13,616	$14,609
	Average annual total return	+7.54%	+6.37%	+6.58%
	MSCI EAFE Index Gross(3)
	Cumulative value of $10,000	$8,762	$8,047	$9,945
	Average annual total return	-12.38%	-4.25%	-0.09%
	Citigroup 3-Month U.S. Treasury Bill Index(4)
	Cumulative value of $10,000	$10,004	$10,528	$11,014
	Average annual total return	+0.04%	+1.03%	+1.65%
	Blended 2020 Composite Index(5)
	Cumulative value of $10,000	$10,247	$10,896	$12,726
	Average annual total return	+2.47%	+1.73%	+4.16%

Results for other share classes can be found on page 7.

24	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

(1)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(2)

The Barclays Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

(3)

The MSCI EAFE Index (Gross), an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)

The Blended 2020 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2020 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index (Gross); bonds — Barclays Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.

(6)

Fund data, Russell 3000 Index, Barclays Aggregate Bond Index and MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S. Treasury Bill Index and Blended 2020 Composite Index are from May 31, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	25

The Fund’s Long-term Performance

Columbia Retirement Plus 2025 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2025 Fund Class A shares (from 5/18/06 to 4/30/12) as compared to the performance of the Russell 3000 Index and the Barclays Aggregate Bond Index, as well as a Blended 2025 Composite Index, consisting of the Russell 3000 Index, the Barclays Aggregate Bond Index, the MSCI EAFE Index (Gross) and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at April 30, 2012
		1 year	5 years	Since inception(6) 5/18/06
	Columbia Retirement Plus 2025 Fund (includes sales charge)
Class A	Cumulative value of $10,000	$9,426	$8,876	$10,617
	Average annual total return	-5.74%	-2.36%	+1.01%
	Russell 3000 Index(1)
	Cumulative value of $10,000	$10,340	$10,639	$12,666
	Average annual total return	+3.40%	+1.25%	+4.05%
	Barclays Aggregate Bond Index(2)
	Cumulative value of $10,000	$10,754	$13,616	$14,609
	Average annual total return	+7.54%	+6.37%	+6.58%
	MSCI EAFE Index (Gross)(3)
	Cumulative value of $10,000	$8,762	$8,047	$9,945
	Average annual total return	-12.38%	-4.25%	-0.09%
	Citigroup 3-Month U.S. Treasury Bill Index(4)
	Cumulative value of $10,000	$10,004	$10,528	$11,014
	Average annual total return	+0.04%	+1.03%	+1.65%
	Blended 2025 Composite Index(5)
	Cumulative value of $10,000	$10,205	$10,742	$12,602
	Average annual total return	+2.05%	+1.44%	+3.99%

Results for other share classes can be found on page 9.

26	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

(1)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(2)

The Barclays Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

(3)

The MSCI EAFE Index (Gross), an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)

The Blended 2025 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2025 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index (Gross); bonds — Barclays Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.

(6)

Fund data, Russell 3000 Index, Barclays Aggregate Bond Index and MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S. Treasury Bill Index and Blended 2025 Composite Index are from May 31, 2006.

The indexes reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	27

The Fund’s Long-term Performance

Columbia Retirement Plus 2030 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2030 Fund Class A shares (from 5/18/06 to 4/30/12) as compared to the performance of the Russell 3000 Index and the Barclays Aggregate Bond Index, as well as a Blended 2030 Composite Index, consisting of the Russell 3000 Index, the Barclays Aggregate Bond Index, the MSCI EAFE Index (Gross) and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at April 30, 2012
		1 year	5 years	Since inception(6) 5/18/06
	Columbia Retirement Plus 2030 Fund (includes sales charge)
Class A	Cumulative value of $10,000	$9,425	$8,887	$10,682
	Average annual total return	-5.75%	-2.33%	+1.11%
	Russell 3000 Index(1)
	Cumulative value of $10,000	$10,340	$10,639	$12,666
	Average annual total return	+3.40%	+1.25%	+4.05%
	Barclays Aggregate Bond Index(2)
	Cumulative value of $10,000	$10,754	$13,616	$14,609
	Average annual total return	+7.54%	+6.37%	+6.58%
	MSCI EAFE Index (Gross)(3)
	Cumulative value of $10,000	$8,762	$8,047	$9,945
	Average annual total return	-12.38%	-4.25%	-0.09%
	Citigroup 3-Month U.S. Treasury Bill Index(4)
	Cumulative value of $10,000	$10,004	$10,528	$11,014
	Average annual total return	+0.04%	+1.03%	+1.65%
	Blended 2030 Composite Index(5)
	Cumulative value of $10,000	$10,167	$10,743	$12,603
	Average annual total return	+1.67%	+1.44%	+3.99%

Results for other share classes can be found on page 11.

28	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

(1)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(2)

The Barclays Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

(3)

The MSCI EAFE Index (Gross), an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)

The Blended 2030 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2030 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index (Gross); bonds — Barclays Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.

(6)

Fund data, Russell 3000 Index, Barclays Aggregate Bond Index and MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S. Treasury Bill Index and Blended 2030 Composite Index are from May 31, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	29

The Fund’s Long-term Performance

Columbia Retirement Plus 2035 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2035 Fund Class A shares (from 5/18/06 to 4/30/12) as compared to the performance of the Russell 3000 Index and the Barclays Aggregate Bond Index, as well as a Blended 2035 Composite Index, consisting of the Russell 3000 Index, the Barclays Aggregate Bond Index, the MSCI EAFE Index (Gross) and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at April 30, 2012
		1 year	5 years	Since inception(6) 5/18/06
	Columbia Retirement Plus 2035 Fund (includes sales charge)
Class A	Cumulative value of $10,000	$9,416	$8,895	$10,607
	Average annual total return	-5.84%	-2.32%	+1.00%
	Russell 3000 Index(1)
	Cumulative value of $10,000	$10,340	$10,639	$12,666
	Average annual total return	+3.40%	+1.25%	+4.05%
	Barclays Aggregate Bond Index(2)
	Cumulative value of $10,000	$10,754	$13,616	$14,609
	Average annual total return	+7.54%	+6.37%	+6.58%
	MSCI EAFE Index (Gross)(3)
	Cumulative value of $10,000	$8,762	$8,047	$9,945
	Average annual total return	-12.38%	-4.25%	-0.09%
	Citigroup 3-Month U.S. Treasury Bill Index(4)
	Cumulative value of $10,000	$10,004	$10,528	$11,014
	Average annual total return	+0.04%	+1.03%	+1.65%
	Blended 2035 Composite Index(5)
	Cumulative value of $10,000	$10,124	$10,710	$12,565
	Average annual total return	+1.24%	+1.38%	+3.94%

Results for other share classes can be found on page 13.

30	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

(1)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(2)

The Barclays Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

(3)

The MSCI EAFE Index (Gross), an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)

The Blended 2035 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2035 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index (Gross); bonds — Barclays Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.

(6)

Fund data, Russell 3000 Index, Barclays Aggregate Bond Index and MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S. Treasury Bill Index and Blended 2035 Composite Index are from May 31, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	31

The Fund’s Long-term Performance

Columbia Retirement Plus 2040 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2040 Fund Class A shares (from 5/18/06 to 4/30/12) as compared to the performance of the Russell 3000 Index and the Barclays Aggregate Bond Index, as well as a Blended 2040 Composite Index, consisting of the Russell 3000 Index, the Barclays Aggregate Bond Index, the MSCI EAFE Index (Gross) and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at April 30, 2012
		1 year	5 years	Since inception(6) 5/18/06
	Columbia Retirement Plus 2040 Fund (includes sales charge)
Class A	Cumulative value of $10,000	$9,425	$8,918	$10,705
	Average annual total return	-5.75%	-2.26%	+1.15%
	Russell 3000 Index(1)
	Cumulative value of $10,000	$10,340	$10,639	$12,666
	Average annual total return	+3.40%	+1.25%	+4.05%
	Barclays Aggregate Bond Index(2)
	Cumulative value of $10,000	$10,754	$13,616	$14,609
	Average annual total return	+7.54%	+6.37%	+6.58%
	MSCI EAFE Index (Gross)(3)
	Cumulative value of $10,000	$8,762	$8,047	$9,945
	Average annual total return	-12.38%	-4.25%	-0.09%
	Citigroup 3-Month U.S. Treasury Bill Index(4)
	Cumulative value of $10,000	$10,004	$10,528	$11,014
	Average annual total return	+0.04%	+1.03%	+1.65%
	Blended 2040 Composite Index(5)
	Cumulative value of $10,000	$10,083	$10,682	$12,531
	Average annual total return	+0.83%	+1.33%	+3.89%

Results for other share classes can be found on page 15.

32	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

(1)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(2)

The Barclays Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

(3)

The MSCI EAFE Index (Gross), an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)

The Blended 2040 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2040 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index (Gross); bonds — Barclays Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.

(6)

Fund data, Russell 3000 Index, Barclays Aggregate Bond Index and MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S. Treasury Bill Index and Blended 2040 Composite Index are from May 31, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	33

The Fund’s Long-term Performance

Columbia Retirement Plus 2045 Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Retirement Plus 2045 Fund Class A shares (from 5/18/06 to 4/30/12) as compared to the performance of the Russell 3000 Index and the Barclays Aggregate Bond Index, as well as a Blended 2045 Composite Index, consisting of the Russell 3000 Index, the Barclays Aggregate Bond Index, the MSCI EAFE Index (Gross) and the Citigroup 3-Month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS
Results at April 30, 2012
		1 year	5 years	Since inception(6) 5/18/06
	Columbia Retirement Plus 2045 Fund (includes sales charge)
Class A	Cumulative value of $10,000	$9,429	$8,917	$10,673
	Average annual total return	-5.71%	-2.27%	+1.10%
	Russell 3000 Index(1)
	Cumulative value of $10,000	$10,340	$10,639	$12,666
	Average annual total return	+3.40%	+1.25%	+4.05%
	Barclays Aggregate Bond Index(2)
	Cumulative value of $10,000	$10,754	$13,616	$14,609
	Average annual total return	+7.54%	+6.37%	+6.58%
	MSCI EAFE Index (Gross)(3)
	Cumulative value of $10,000	$8,762	$8,047	$9,945
	Average annual total return	-12.38%	-4.25%	-0.09%
	Citigroup 3-Month U.S. Treasury Bill Index(4)
	Cumulative value of $10,000	$10,004	$10,528	$11,014
	Average annual total return	+0.04%	+1.03%	+1.65%
	Blended 2045 Composite Index(5)
	Cumulative value of $10,000	$10,046	$10,656	$12,501
	Average annual total return	+0.46%	+1.28%	+3.85%

Results for other share classes can be found on page 17.

34	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

(1)

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(2)

The Barclays Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

(3)

The MSCI EAFE Index (Gross), an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

(4)	The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
(5)

The Blended 2045 Composite Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indexes are used when calculating the Blended 2045 Composite Index’s return: domestic equity — Russell 3000 Index; international equity — MSCI EAFE Index (Gross); bonds — Barclays Aggregate Bond Index; and cash — Citigroup 3-Month U.S. Treasury Bill Index.

(6)

Fund data, Russell 3000 Index, Barclays Aggregate Bond Index and MSCI EAFE Index (Gross) are from May 18, 2006. Citigroup 3-Month U.S. Treasury Bill Index and Blended 2045 Composite Index are from May 31, 2006.

The indices reflect reinvestment of all distributions and changes in market prices.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	35

Investment Changes

Columbia Retirement Plus 2010 Fund

Fund holdings at April 30, 2012

	% of Fund’s portfolio assets	% of Fund’s portfolio assets 6 months ago
Equity Funds
Includes large cap, international, mid cap, real estate, small cap, dividend income
Columbia Acorn International, Class I Shares	—%	0.3%
Columbia Acorn USA, Class I Shares	2.0	0.9
Columbia Contrarian Core Fund, Class I Shares	4.8	4.9
Columbia Dividend Income Fund, Class I Shares	4.8	1.7
Columbia Emerging Markets Fund, Class I Shares	0.9	0.5
Columbia European Equity Fund, Class I Shares	—	3.3
Columbia Large Cap Growth Fund, Class I Shares	1.6	1.6
Columbia Large Core Quantitative Fund, Class I Shares	4.8	5.0
Columbia Large Growth Quantitative Fund, Class I Shares	1.6	1.6
Columbia Large Value Quantitative Fund, Class I Shares	1.6	1.6
Columbia Mid Cap Growth Fund, Class I Shares	2.3	1.8
Columbia Mid Cap Value Fund, Class I Shares	2.3	0.9
Columbia Mid Cap Value Opportunity Fund, Class I Shares	2.2	1.3
Columbia Multi-Advisor International Equity Fund, Class I Shares	—	3.0
Columbia Pacific/Asia Fund, Class I Shares	2.2	1.4
Columbia Real Estate Equity Fund, Class I Shares	1.6	1.7
Columbia Select Large Cap Growth Fund, Class I Shares	—	1.6
Columbia Select Large-Cap Value Fund, Class I Shares	—	1.6
Columbia Select Smaller-Cap Value Fund, Class I Shares	—	1.3
Columbia Small Cap Core Fund, Class I Shares	2.9	1.4
Columbia Small Cap Growth Fund I, Class I Shares	—	1.3
	35.6%	38.7%
Fixed-Income Funds
Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected
CMG Ultra-Short Term Bond Fund	10.6%	—%
Columbia Bond Fund, Class I Shares	20.5	14.8
Columbia Diversified Bond Fund, Class I Shares	8.8	14.7
Columbia Global Bond Fund, Class I Shares	2.5	2.5
Columbia High Yield Bond Fund, Class I Shares	8.6	9.6
Columbia Inflation Protected Securities Fund, Class I Shares	5.4	5.4
Columbia U.S. Treasury Index Fund, Class I Shares	1.8	1.8
	58.2%	48.8%
Alternative Investments
Columbia Absolute Return Currency and Income Fund, Class I Shares	2.4%	2.5%
Columbia Absolute Return Multi-Strategy Fund, Class I Shares	0.8	0.8
Columbia Convertible Securities Fund, Class I Shares	3.0	2.9
	6.2%	6.2%
Money Market Funds
Columbia Money Market Fund, Class I Shares	0.0%*	6.3%
	100.0%	100.0%

*Rounds	to less than 0.1%.

36	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

(Unaudited)

Portfolio Allocation

(at April 30, 2012; % of portfolio assets)

Equity Funds(1)	35.6%
Fixed-Income Funds(2)	58.2
Alternative Investments(3)	6.2
Money Market Funds (4)	0.0	*

(1)	Includes U.S. Large Cap 14.4%, U.S. Mid Cap 8.8%, Dividend Income 4.8%, International 3.1%, U.S. Small Cap 2.9%, and Real Estate 1.6%.
(2)	Includes Investment Grade 41.7%, High Yield 8.6%, Inflation Protected Securities 5.4%, and Global Bond 2.5%.
(3)	Comprised of investments in Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Multi-Strategy Fund and Columbia Convertible Securities Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.
*	Rounds to less than 0.1%.

Top Five Holdings

(at April 30, 2012; % of portfolio assets)

Columbia Bond Fund, Class I Shares	20.5%
CMG Ultra-Short Term Bond Fund	10.6
Columbia Diversified Bond Fund, Class I Shares	8.8
Columbia High Yield Bond Fund, Class I Shares	8.6
Columbia Inflation Protected Securities Fund, Class I Shares	5.4

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	37

Investment Changes

Columbia Retirement Plus 2015 Fund

Fund holdings at April 30, 2012

	% of Fund’s portfolio assets	% of Fund’s portfolio assets 6 months ago
Equity Funds
Includes large cap, international, mid cap, real estate, small cap, dividend income
Columbia Acorn International, Class I Shares	—%	0.3%
Columbia Acorn USA, Class I Shares	2.5	1.1
Columbia Contrarian Core Fund, Class I Shares	5.8	6.1
Columbia Dividend Income Fund, Class I Shares	5.8	2.1
Columbia Emerging Markets Fund, Class I Shares	2.0	0.7
Columbia European Equity Fund, Class I Shares	—	4.2
Columbia Large Cap Growth Fund, Class I Shares	2.0	2.0
Columbia Large Core Quantitative Fund, Class I Shares	5.8	6.3
Columbia Large Growth Quantitative Fund, Class I Shares	2.0	2.1
Columbia Large Value Quantitative Fund, Class I Shares	1.9	2.0
Columbia Mid Cap Growth Fund, Class I Shares	2.8	2.3
Columbia Mid Cap Value Fund, Class I Shares	2.8	1.1
Columbia Mid Cap Value Opportunity Fund, Class I Shares	2.8	1.6
Columbia Multi-Advisor International Equity Fund, Class I Shares	—	3.8
Columbia Pacific/Asia Fund, Class I Shares	3.8	1.8
Columbia Real Estate Equity Fund, Class I Shares	2.0	2.1
Columbia Select Large Cap Growth Fund, Class I Shares	—	2.0
Columbia Select Large-Cap Value Fund, Class I Shares	—	2.0
Columbia Select Smaller-Cap Value Fund, Class I Shares	—	1.6
Columbia Small Cap Core Fund, Class I Shares	3.6	1.7
Columbia Small Cap Growth Fund I, Class I Shares	—	1.7
	45.6%	48.6%
Fixed-Income Funds
Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected
CMG Ultra-Short Term Bond Fund	8.5%	—%
Columbia Bond Fund, Class I Shares	16.2	11.6
Columbia Diversified Bond Fund, Class I Shares	6.9	11.5
Columbia Emerging Markets Bond Fund, Class I Shares	0.6	0.7
Columbia Global Bond Fund, Class I Shares	2.5	2.6
Columbia High Yield Bond Fund, Class I Shares	7.9	9.0
Columbia Inflation Protected Securities Fund, Class I Shares	3.8	3.8
Columbia U.S. Treasury Index Fund, Class I Shares	1.2	1.2
	47.6%	40.4%
Alternative Investments
Columbia Absolute Return Currency and Income Fund, Class I Shares	2.9%	2.9%
Columbia Absolute Return Multi-Strategy Fund, Class I Shares	0.9	1.0
Columbia Convertible Securities Fund, Class I Shares	3.0	2.9
	6.8%	6.8%
Money Market Funds
Columbia Money Market Fund, Class I Shares	—%	4.2%
	100.0%	100.0%

38	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

(Unaudited)

Portfolio Allocation

(at April 30, 2012; % of portfolio assets)

Equity Funds(1)	45.6%
Fixed-Income Funds(2)	47.6
Alternative Investments(3)	6.8

(1)	Includes U.S. Large Cap 17.5%, U.S. Mid Cap 10.9%, Dividend Income 5.8%, International 5.8%, U.S. Small Cap 3.6%, and Real Estate 2.0%.
(2)	Includes Investment Grade 32.8%, High Yield 7.9%, Inflation Protected Securities 3.8%, Global Bond 2.5%, and Emerging Markets 0.6%.
(3)	Comprised of investments in Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Multi-Strategy Fund and Columbia Convertible Securities Fund.

Top Five Holdings

(at April 30, 2012; % of portfolio assets)

Columbia Bond Fund, Class I Shares	16.2%
CMG Ultra-Short Term Bond Fund	8.5
Columbia High Yield Bond Fund, Class I Shares	7.9
Columbia Diversified Bond Fund, Class I Shares	6.9
Columbia Dividend Income Fund, Class I Shares	5.8

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	39

Investment Changes

Columbia Retirement Plus 2020 Fund

Fund holdings at April 30, 2012

	% of Fund’s portfolio assets	% of Fund’s portfolio assets 6 months ago
Equity Funds
Includes large cap, international, mid cap, real estate, small cap, dividend income
Columbia Acorn International, Class I Shares	—%	0.4%
Columbia Acorn USA, Class I Shares	2.5	1.3
Columbia Contrarian Core Fund, Class I Shares	6.6	6.7
Columbia Dividend Income Fund, Class I Shares	5.3	2.3
Columbia Emerging Markets Fund, Class I Shares	2.8	0.7
Columbia European Equity Fund, Class I Shares	—	4.8
Columbia Large Cap Growth Fund, Class I Shares	2.2	2.2
Columbia Large Core Quantitative Fund, Class I Shares	6.6	7.0
Columbia Large Growth Quantitative Fund, Class I Shares	2.2	2.3
Columbia Large Value Quantitative Fund, Class I Shares	2.2	2.2
Columbia Mid Cap Growth Fund, Class I Shares	2.5	2.6
Columbia Mid Cap Value Fund, Class I Shares	3.2	1.3
Columbia Mid Cap Value Opportunity Fund, Class I Shares	3.1	1.9
Columbia Multi-Advisor International Equity Fund, Class I Shares	—	4.3
Columbia Pacific/Asia Fund, Class I Shares	4.8	2.1
Columbia Real Estate Equity Fund, Class I Shares	2.6	2.8
Columbia Select Large Cap Growth Fund, Class I Shares	—	2.2
Columbia Select Large-Cap Value Fund, Class I Shares	1.3	2.2
Columbia Select Smaller-Cap Value Fund, Class I Shares	—	1.9
Columbia Small Cap Core Fund, Class I Shares	3.1	2.0
Columbia Small Cap Growth Fund I, Class I Shares	1.8	1.9
	52.8%	55.1%
Fixed-Income Funds
Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected
CMG Ultra-Short Term Bond Fund	7.0%	—%
Columbia Bond Fund, Class I Shares	11.3	9.6
Columbia Diversified Bond Fund, Class I Shares	7.5	9.6
Columbia Emerging Markets Bond Fund, Class I Shares	1.0	1.0
Columbia Global Bond Fund, Class I Shares	2.2	2.2
Columbia High Yield Bond Fund, Class I Shares	7.2	8.3
Columbia Inflation Protected Securities Fund, Class I Shares	2.8	3.0
Columbia U.S. Treasury Index Fund, Class I Shares	0.9	1.0
	39.9%	34.7%
Alternative Investments
Columbia Absolute Return Currency and Income Fund, Class I Shares	3.4%	3.6%
Columbia Absolute Return Multi-Strategy Fund, Class I Shares	1.2	1.2
Columbia Convertible Securities Fund, Class I Shares	2.7	2.5
	7.3%	7.3%
Money Market Funds
Columbia Money Market Fund, Class I Shares	—%	2.9%
	100.0%	100.0%

40	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

(Unaudited)

Portfolio Allocation

(at April 30, 2012; % of portfolio assets)

Equity Funds(1)	52.8%
Fixed-Income Funds(2)	39.9
Alternative Investments(3)	7.3

(1)	Includes U.S. Large Cap 21.1%, U.S. Mid Cap 11.3%, International 7.6%, Dividend Income 5.3%, U.S. Small Cap 4.9% and Real Estate 2.6%.
(2)	Includes Investment Grade 26.7%, High Yield 7.2%, Inflation Protected Securities 2.8%, Global Bond 2.2% and Emerging Markets 1.0%.
(3)	Comprised of investments in Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Multi-Strategy Fund and Columbia Convertible Securities Fund.

Top Five Holdings

(at April 30, 2012; % of portfolio assets)

Columbia Bond Fund, Class I Shares	11.3%
Columbia Diversified Bond Fund, Class I Shares	7.5
Columbia High Yield Bond Fund, Class I Shares	7.2
CMG Ultra-Short Term Bond Fund	7.0
Columbia Large Core Quantitative Fund, Class I Shares	6.6

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	41

Investment Changes

Columbia Retirement Plus 2025 Fund

Fund holdings at April 30, 2012

	% of Fund’s portfolio assets	% of Fund’s portfolio assets 6 months ago
Equity Funds
Includes large cap, international, mid cap, real estate, small cap, dividend income
Columbia Acorn International, Class I Shares	—%	0.4%
Columbia Acorn USA, Class I Shares	2.7	1.6
Columbia Contrarian Core Fund, Class I Shares	7.0	7.5
Columbia Dividend Income Fund, Class I Shares	5.6	2.6
Columbia Emerging Markets Fund, Class I Shares	3.5	0.7
Columbia European Equity Fund, Class I Shares	—	4.3
Columbia Large Cap Growth Fund, Class I Shares	2.3	2.5
Columbia Large Core Quantitative Fund, Class I Shares	7.0	7.8
Columbia Large Growth Quantitative Fund, Class I Shares	2.3	2.6
Columbia Large Value Quantitative Fund, Class I Shares	2.3	2.5
Columbia Mid Cap Growth Fund, Class I Shares	2.7	3.2
Columbia Mid Cap Value Fund, Class I Shares	3.4	1.6
Columbia Mid Cap Value Opportunity Fund, Class I Shares	3.4	2.3
Columbia Multi-Advisor International Equity Fund, Class I Shares	—	3.9
Columbia Pacific/Asia Fund, Class I Shares	5.7	1.9
Columbia Real Estate Equity Fund, Class I Shares	3.0	3.1
Columbia Select Large Cap Growth Fund, Class I Shares	—	2.5
Columbia Select Large-Cap Value Fund, Class I Shares	1.4	2.5
Columbia Select Smaller-Cap Value Fund, Class I Shares	—	2.3
Columbia Small Cap Core Fund, Class I Shares	3.4	2.5
Columbia Small Cap Growth Fund I, Class I Shares	2.0	2.4
	57.7%	60.7%
Fixed-Income Funds
Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected
CMG Ultra-Short Term Bond Fund	5.8%	—%
Columbia Bond Fund, Class I Shares	9.8	7.9
Columbia Diversified Bond Fund, Class I Shares	6.6	7.8
Columbia Emerging Markets Bond Fund, Class I Shares	1.0	1.1
Columbia Global Bond Fund, Class I Shares	2.0	2.1
Columbia High Yield Bond Fund, Class I Shares	7.1	6.6
Columbia Inflation Protected Securities Fund, Class I Shares	1.3	1.3
U.S. Treasury Index Fund, Class I Shares	0.5	0.4
	34.1%	27.2%
Alternative Investments
Columbia Absolute Return Currency and Income Fund, Class I Shares	4.3%	4.5%
Columbia Absolute Return Multi-Strategy Fund, Class I Shares	1.4	1.5
Columbia Convertible Securities Fund, Class I Shares	2.5	2.4
	8.2%	8.4%
Money Market Funds
Columbia Money Market Fund, Class I Shares	0.0%*	3.7%
	100.0%	100.0%

*Rounds	to less than 0.1%

42	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

(Unaudited)

Portfolio Allocation

(at April 30, 2012; % of portfolio assets)

Equity Funds(1)	57.7%
Fixed-Income Funds(2)	34.1
Alternative Investments(3)	8.2
Money Market Funds(4)	0.0	*

(1)	Includes U.S. Large Cap 22.3%, U.S. Mid Cap 12.2%, International 9.2%, Dividend Income 5.6%, U.S. Small Cap 5.4% and Real Estate 3.0%.
(2)	Includes Investment Grade 22.7%, High Yield 7.1%, Global Bond 2.0%, Inflation Protected Securities 1.3% and Emerging Markets 1.0%.
(3)	Comprised of investments in Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Multi-Strategy Fund and Columbia Convertible Securities Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.
*	Rounds to less than 0.1%

Top Five Holdings

(at April 30, 2012; % of portfolio assets)

Columbia Bond Fund, Class I Shares	9.8%
Columbia High Yield Bond Fund, Class I Shares	7.1
Columbia Large Core Quantitative Fund, Class I Shares	7.0
Columbia Contrarian Core Fund, Class I Shares	7.0
Columbia Diversified Bond Fund, Class I Shares	6.6

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	43

Investment Changes

Columbia Retirement Plus 2030 Fund

Fund holdings at April 30, 2012

	% of Fund’s portfolio assets	% of Fund’s portfolio assets 6 months ago
Equity Funds
Includes large cap, international, mid cap, real estate, small cap, dividend income
Columbia Acorn International, Class I Shares	—%	0.4%
Columbia Acorn USA, Class I Shares	2.1	1.8
Columbia Contrarian Core Fund, Class I Shares	7.6	8.2
Columbia Dividend Income Fund, Class I Shares	4.5	2.8
Columbia Emerging Markets Fund, Class I Shares	4.1	0.7
Columbia European Equity Fund, Class I Shares	—	4.8
Columbia Large Cap Growth Fund, Class I Shares	2.5	2.7
Columbia Large Core Quantitative Fund, Class I Shares	6.0	8.5
Columbia Large Growth Quantitative Fund, Class I Shares	2.5	2.8
Columbia Large Value Quantitative Fund, Class I Shares	2.5	2.7
Columbia Mid Cap Growth Fund, Class I Shares	2.9	3.5
Columbia Mid Cap Value Fund, Class I Shares	3.7	1.7
Columbia Mid Cap Value Opportunity Fund, Class I Shares	3.7	2.5
Columbia Multi-Advisor International Equity Fund, Class I Shares	—	4.4
Columbia Pacific/Asia Fund, Class I Shares	6.5	2.1
Columbia Real Estate Equity Fund, Class I Shares	3.0	3.1
Columbia Select Large Cap Growth Fund, Class I Shares	1.5	2.7
Columbia Select Large-Cap Value Fund, Class I Shares	3.0	2.7
Columbia Select Smaller-Cap Value Fund, Class I Shares	—	2.5
Columbia Small Cap Core Fund, Class I Shares	3.7	2.7
Columbia Small Cap Growth Fund I, Class I Shares	2.9	2.6
	62.7%	65.9%
Fixed-Income Funds
Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected
CMG Ultra-Short Term Bond Fund	4.7%	—%
Columbia Bond Fund, Class I Shares	5.4	6.5
Columbia Diversified Bond Fund, Class I Shares	8.2	6.5
Columbia Emerging Markets Bond Fund, Class I Shares	1.0	1.0
Columbia Global Bond Fund, Class I Shares	2.0	2.1
Columbia High Yield Bond Fund, Class I Shares	6.4	5.9
Columbia Inflation Protected Securities Fund, Class I Shares	0.5	0.4
Columbia U.S Treasury Index Fund, Class I Shares	0.2	0.1
	28.4%	22.5%
Alternative Investments
Columbia Absolute Return Currency and Income Fund, Class I Shares	4.8%	4.9%
Columbia Absolute Return Multi-Strategy Fund, Class I Shares	1.6	1.7
Columbia Convertible Securities Fund, Class I Shares	2.5	2.4
	8.9%	9.0%
Money Market Funds
Columbia Money Market Fund, Class I Shares	0.0%*	2.6%
	100.0%	100.0%

*Round	to less than 0.1%

44	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

(Unaudited)

Portfolio Allocation

(at April 30, 2012; % of portfolio assets)

Equity Funds(1)	62.7%
Fixed-Income Funds(2)	28.4
Alternative Investments(3)	8.9
Money Market Funds(4)	0.0	*

(1)	Includes U.S. Large Cap 25.6%, U.S. Mid Cap 12.4%, International 10.6%, U.S. Small Cap 6.6%, Dividend Income 4.5% and Real Estate 3.0%.
(2)	Includes Investment Grade 18.5%, High Yield 6.4%, Global Bond 2.0%, Emerging Markets 1.0% and Inflation Protected Securities 0.5%.
(3)	Comprised of investments in Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Multi-Strategy Fund and Columbia Convertible Securities Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.
*	Rounds to less than 0.1%.

Top Five Holdings

(at April 30, 2012; % of portfolio assets)

Columbia Diversified Bond Fund, Class I Shares	8.2%
Columbia Contrarian Core Fund, Class I Shares	7.6
Columbia Pacific/Asia Fund, Class I Shares	6.5
Columbia High Yield Bond Fund, Class I Shares	6.4
Columbia Large Core Quantitative Fund, Class I Shares	6.0

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	45

Investment Changes

(Unaudited)

Columbia Retirement Plus 2035 Fund

Fund holdings at April 30, 2012

	% of Fund’s portfolio assets	% of Fund’s portfolio assets 6 months ago
Equity Funds
Includes large cap, international, mid cap, real estate, small cap, dividend income
Columbia Acorn International, Class I Shares	—%	0.4%
Columbia Acorn USA, Class I Shares	2.3	1.9
Columbia Contrarian Core Fund, Class I Shares	8.0	8.5
Columbia Dividend Income Fund, Class I Shares	4.8	3.0
Columbia Emerging Markets Fund, Class I Shares	4.9	0.8
Columbia European Equity Fund, Class I Shares	—	5.3
Columbia Large Cap Growth Fund, Class I Shares	2.6	2.9
Columbia Large Core Quantitative Fund, Class I Shares	6.4	9.0
Columbia Large Growth Quantitative Fund, Class I Shares	2.6	2.9
Columbia Large Value Quantitative Fund, Class I Shares	2.6	2.9
Columbia Mid Cap Growth Fund, Class I Shares	3.1	3.8
Columbia Mid Cap Value Fund, Class I Shares	4.0	1.8
Columbia Mid Cap Value Opportunity Fund, Class I Shares	4.0	2.7
Columbia Multi-Advisor International Equity Fund, Class I Shares	—	4.8
Columbia Pacific/Asia Fund, Class I Shares	7.0	2.3
Columbia Real Estate Equity Fund, Class I Shares	3.6	3.9
Columbia Select Large Cap Growth Fund, Class I Shares	1.6	2.9
Columbia Select Large-Cap Value Fund, Class I Shares	3.2	2.9
Columbia Select Smaller-Cap Value Fund, Class I Shares	—	2.7
Columbia Small Cap Core Fund, Class I Shares	3.9	2.9
Columbia Small Cap Growth Fund I, Class I Shares	3.1	2.8
	67.7%	71.1%
Fixed-Income Funds
Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected
CMG Ultra-Short Term Bond Fund	3.5%	—%
Columbia Bond Fund, Class I Shares	4.2	5.0
Columbia Diversified Bond Fund, Class I Shares	6.3	5.0
Columbia Emerging Markets Bond Fund, Class I Shares	1.0	1.0
Columbia Global Bond Fund, Class I Shares	1.7	1.7
Columbia High Yield Bond Fund, Class I Shares	5.7	5.2
Columbia Inflation Protected Securities Fund, Class I Shares	0.2	0.2
Columbia U.S. Treasury Index Fund, Class I Shares	0.1	0.1
	22.7%	18.2%
Alternative Investments
Columbia Absolute Return Currency and Income Fund, Class I Shares	5.5%	5.8%
Columbia Absolute Return Multi-Strategy Fund, Class I Shares	1.9	1.9
Columbia Convertible Securities Fund, Class I Shares	2.2	2.1
	9.6%	9.8%
Money Market Funds
Columbia Money Market Fund, Class I Shares	0.0%*	0.9%
	100.0%	100.0%

*Round	to less than 0.1%

46	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Portfolio Allocation

(at April 30, 2012; % of portfolio assets)

Equity Funds(1)	67.7%
Fixed-Income Funds(2)	22.7
Alternative Investments(3)	9.6
Money Market Funds(4)	0.0	*

(1)	Includes U.S. Large Cap 27.0%, U.S. Mid Cap 13.4%, International 11.9%, U.S. Small Cap 7.0%, Dividend Income 4.8% and Real Estate 3.6%.
(2)	Includes Investment Grade 14.1%, High Yield 5.7%, Global Bond 1.7%, Emerging Markets 1.0% and Inflation Protected Securities 0.2%.
(3)	Comprised of investments in Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Multi-Strategy Fund and Columbia Convertible Securities Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.
*	Round to less than 0.1%

Top Five Holdings

(at April 30, 2012; % of portfolio assets)

Columbia Contrarian Core Fund, Class I Shares	8.0%
Columbia Pacific/Asia Fund, Class I Shares	7.0
Columbia Large Core Quantitative Fund, Class I Shares	6.4
Columbia Diversified Bond Fund, Class I Shares	6.3
Columbia High Yield Bond Fund, Class I Shares	5.7

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	47

Investment Changes

(Unaudited)

Columbia Retirement Plus 2040 Fund

Fund holdings at April 30, 2012

	% of Fund’s portfolio assets	% of Fund’s portfolio assets 6 months ago
Equity Funds
Includes large cap, international, mid cap, real estate, small cap, dividend income
Columbia Acorn International, Class I Shares	—%	0.5%
Columbia Acorn USA, Class I Shares	2.4	1.9
Columbia Contrarian Core Fund, Class I Shares	8.5	9.2
Columbia Dividend Income Fund, Class I Shares	1.7	3.2
Columbia Emerging Markets Fund, Class I Shares	5.5	0.9
Columbia European Equity Fund, Class I Shares	—	5.7
Columbia Large Cap Growth Fund, Class I Shares	2.9	3.1
Columbia Large Core Quantitative Fund, Class I Shares	5.1	9.6
Columbia Large Growth Quantitative Fund, Class I Shares	2.8	3.1
Columbia Large Value Quantitative Fund, Class I Shares	2.8	3.1
Columbia Mid Cap Growth Fund, Class I Shares	3.3	3.8
Columbia Mid Cap Value Fund, Class I Shares	4.7	1.9
Columbia Mid Cap Value Opportunity Fund, Class I Shares	4.7	2.7
Columbia Multi-Advisor International Equity Fund, Class I Shares	—	5.2
Columbia Pacific/Asia Fund, Class I Shares	7.7	2.5
Columbia Real Estate Equity Fund, Class I Shares	4.1	4.2
Columbia Select Large Cap Growth Fund, Class I Shares	5.1	3.1
Columbia Select Large-Cap Value Fund, Class I Shares	5.0	3.1
Columbia Select Smaller-Cap Value Fund, Class I Shares	—	2.7
Columbia Small Cap Core Fund, Class I Shares	3.3	2.9
Columbia Small Cap Growth Fund I, Class I Shares	3.3	2.8
	72.9%	75.2%
Fixed-Income Funds
Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected
CMG Ultra-Short Term Bond Fund	2.4%	—%
Columbia Bond Fund, Class I Shares	1.5	2.9
Columbia Diversified Bond Fund, Class I Shares	4.4	2.9
Columbia Emerging Markets Bond Fund, Class I Shares	1.0	1.0
Columbia Global Bond Fund, Class I Shares	1.2	1.2
Columbia High Yield Bond Fund, Class I Shares	5.0	3.5
Columbia Inflation Protected Securities Fund, Class I Shares	1.3	1.4
Columbia U.S. Treasury Index Fund, Class I Shares	0.4	0.4
	17.2%	13.3%
Alternative Investments
Columbia Absolute Return Currency and Income Fund, Class I Shares	5.9%	6.2%
Columbia Absolute Return Multi-Strategy Fund, Class I Shares	2.0	2.0
Columbia Convertible Securities Fund, Class I Shares	2.0	2.0
	9.9%	10.2%
Money Market Funds
Columbia Money Market Fund, Class I Shares	0.0%*	1.3%
	100.0%	100.0%

*Rounds	to less than 0.1%

48	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Portfolio Allocation

(at April 30, 2012; % of portfolio assets)

Equity Funds(1)	72.9%
Fixed-Income Funds(2)	17.2
Alternative Investments(3)	9.9
Money Market Funds(4)	0.0	*

(1)	Includes U.S. Large Cap 32.2%, U.S. Mid Cap 15.1%, International 13.2%, U.S. Small Cap 6.6%, Real Estate 4.1% and Dividend Income 1.7%.
(2)	Includes Investment Grade 8.7%, High Yield 5.0%, Inflation Protected Securities 1.3%, Global Bond 1.2% and Emerging Markets 1.0%.
(3)	Comprised of investments in Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Multi-Strategy Fund and Columbia Convertible Securities Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.
*	Rounds to less than 0.1%

Top Five Holdings

(at April 30, 2012; % of portfolio assets)

Columbia Contrarian Core Fund, Class I Shares	8.5%
Columbia Pacific/Asia Fund, Class I Shares	7.7
Columbia Absolute Return Currency and Income Fund, Class I Shares	5.9
Columbia Emerging Markets Fund, Class I Shares	5.5
Columbia Select Large Cap Growth Fund, Class I Shares	5.1

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	49

Investment Changes

(Unaudited)

Columbia Retirement Plus 2045 Fund

Fund holdings at April 30, 2012

	% of Fund’s portfolio assets	% of Fund’s portfolio assets 6 months ago
Equity Funds
Includes large cap, international, mid cap, real estate, small cap, dividend income
Columbia Acorn International, Class I Shares	—%	0.5%
Columbia Acorn USA, Class I Shares	2.5	2.1
Columbia Contrarian Core Fund, Class I Shares	9.1	9.9
Columbia Dividend Income Fund, Class I Shares	1.8	3.4
Columbia Emerging Markets Fund, Class I Shares	6.0	1.0
Columbia European Equity Fund, Class I Shares	—	6.2
Columbia Large Cap Growth Fund, Class I Shares	3.0	3.3
Columbia Large Core Quantitative Fund, Class I Shares	5.5	10.2
Columbia Large Growth Quantitative Fund, Class I Shares	3.1	3.4
Columbia Large Value Quantitative Fund, Class I Shares	3.0	3.3
Columbia Mid Cap Growth Fund, Class I Shares	3.5	4.1
Columbia Mid Cap Value Fund, Class I Shares	5.0	2.0
Columbia Mid Cap Value Opportunity Fund, Class I Shares	5.0	2.9
Columbia Multi-Advisor International Equity Fund, Class I Shares	—	5.6
Columbia Pacific/Asia Fund, Class I Shares	8.5	2.7
Columbia Real Estate Equity Fund, Class I Shares	4.0	4.2
Columbia Select Large Cap Growth Fund, Class I Shares	5.5	3.3
Columbia Select Large-Cap Value Fund, Class I Shares	5.4	3.3
Columbia Select Smaller-Cap Value Fund, Class I Shares	—	2.9
Columbia Small Cap Core Fund, Class I Shares	3.5	3.1
Columbia Small Cap Growth Fund I, Class I Shares	3.5	3.0
	77.9%	80.4%
Fixed-Income Funds
Includes government, corporate, mortgage and agency securities, floating rate, global, high yield, inflation protected
CMG Ultra-Short Term Bond Fund	1.4%	—%
Columbia Bond Fund, Class I Shares	1.0	1.9
Columbia Diversified Bond Fund, Class I Shares	2.8	1.9
Columbia Emerging Markets Bond Fund, Class I Shares	1.0	1.0
Columbia Global Bond Fund, Class I Shares	0.7	0.7
Columbia High Yield Bond Fund, Class I Shares	4.0	2.4
Columbia Inflation Protected Securities Fund, Class I Shares	0.9	0.9
Columbia U.S. Treasury Index Fund, Class I Shares	0.3	0.3
	12.1%	9.1%
Alternative Investments
Columbia Absolute Return Currency and Income Fund, Class I Shares	6.0%	6.2%
Columbia Absolute Return Multi-Strategy Fund, Class I Shares	2.0	2.1
Columbia Convertible Securities Fund, Class I Shares	2.0	1.9
	10.0%	10.2%
Money Market Funds
Columbia Money Market Fund, Class I Shares	0.0%*	0.3%
	100.0%	100.0%

*Rounds	to less than 0.1%

50	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Portfolio Allocation

(at April 30, 2012; % of portfolio assets)

Equity Funds(1)	77.9%
Fixed-Income Funds(2)	12.1
Alternative Investments(3)	10.0
Money Market Funds(4)	0.0	*

(1)	Includes U.S. Large Cap 34.6%, U.S. Mid Cap 16.0%, International 14.5%, U.S. Small Cap 7.0%, Real Estate 4.0% and Dividend Income 1.8%.
(2)	Includes Investment Grade 5.5%, High Yield 4.0%, Emerging Markets 1.0%, Inflation Protected Securities 0.9% and Global Bond 0.7%.
(3)	Comprised of investments in Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Multi-Strategy Fund and Columbia Convertible Securities Fund.
(4)	Comprised entirely of an investment in the Columbia Money Market Fund.
*	Rounds to less than 0.1%

Top Five Holdings

(at April 30, 2012; % of portfolio assets)

Columbia Contrarian Core Fund, Class I Shares	9.1%
Columbia Pacific/Asia Fund, Class I Shares	8.5
Columbia Emerging Markets Fund, Class I Shares	6.0
Columbia Absolute Return Currency and Income Fund, Class I Shares	6.0
Columbia Select Large Cap Growth Fund, Class I Shares	5.5

For further detail about these holdings, please refer to the section entitled “Investments in Affiliated Funds.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	51

Understanding Your Expenses

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

52	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2010 Fund

November 1, 2011 - April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,065.60	1,023.57	1.34	1.31	0.26	4.62	4.53	0.90
Class C	1,000.00	1,000.00	1,062.00	1,019.84	5.18	5.07	1.01	8.46	8.29	1.65
Class R	1,000.00	1,000.00	1,064.20	1,022.33	2.62	2.56	0.51	5.90	5.78	1.15
Class Z	1,000.00	1,000.00	1,067.90	1,024.81	0.05	0.05	0.01	3.34	3.27	0.65

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Retirement Plus 2015 Fund

November 1, 2011 - April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,074.10	1,023.57	1.34	1.31	0.26	4.90	4.78	0.95
Class C	1,000.00	1,000.00	1,070.80	1,019.89	5.15	5.02	1.00	8.70	8.49	1.69
Class R	1,000.00	1,000.00	1,073.10	1,022.33	2.63	2.56	0.51	6.19	6.03	1.20
Class Z	1,000.00	1,000.00	1,075.40	1,024.81	0.05	0.05	0.01	3.61	3.52	0.70

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	53

Understanding Your Expenses (continued)

Columbia Retirement Plus 2020 Fund

November 1, 2011 - April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,080.40	1,023.57	1.34	1.31	0.26	5.12	4.98	0.99
Class C	1,000.00	1,000.00	1,075.40	1,019.84	5.21	5.07	1.01	8.98	8.74	1.74
Class R	1,000.00	1,000.00	1,077.50	1,022.28	2.69	2.61	0.52	6.46	6.29	1.25
Class Z	1,000.00	1,000.00	1,081.10	1,024.81	0.05	0.05	0.01	3.83	3.73	0.74

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Retirement Plus 2025 Fund

November 1, 2011 - April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,083.50	1,023.57	1.35	1.31	0.26	5.23	5.08	1.01
Class C	1,000.00	1,000.00	1,081.60	1,019.79	5.28	5.12	1.02	9.16	8.89	1.77
Class R	1,000.00	1,000.00	1,082.80	1,022.33	2.64	2.56	0.51	6.52	6.34	1.26
Class Z	1,000.00	1,000.00	1,085.60	1,024.81	0.05	0.05	0.01	3.94	3.83	0.76

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

54	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2030 Fund

November 1, 2011 - April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,088.60	1,023.57	1.35	1.31	0.26	5.35	5.18	1.03
Class C	1,000.00	1,000.00	1,083.70	1,019.89	5.18	5.02	1.00	9.17	8.89	1.77
Class R	1,000.00	1,000.00	1,087.90	1,022.33	2.65	2.56	0.51	6.64	6.44	1.28
Class Z	1,000.00	1,000.00	1,089.80	1,024.81	0.05	0.05	0.01	4.05	3.93	0.78

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Retirement Plus 2035 Fund

November 1, 2011 - April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,093.30	1,023.57	1.35	1.31	0.26	5.52	5.33	1.06
Class C	1,000.00	1,000.00	1,089.50	1,019.84	5.25	5.07	1.01	9.40	9.09	1.81
Class R	1,000.00	1,000.00	1,092.00	1,022.33	2.65	2.56	0.51	6.81	6.59	1.31
Class Z	1,000.00	1,000.00	1,094.50	1,024.81	0.05	0.05	0.01	4.22	4.08	0.81

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	55

Understanding Your Expenses (continued)

Columbia Retirement Plus 2040 Fund

November 1, 2011 - April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,096.40	1,023.57	1.36	1.31	0.26	5.63	5.43	1.08
Class C	1,000.00	1,000.00	1,093.30	1,019.89	5.20	5.02	1.00	9.47	9.14	1.82
Class R	1,000.00	1,000.00	1,095.10	1,022.33	2.66	2.56	0.51	6.93	6.69	1.33
Class Z	1,000.00	1,000.00	1,097.90	1,024.81	0.05	0.05	0.01	4.33	4.18	0.83

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Retirement Plus 2045 Fund

November 1, 2011 - April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,099.30	1,023.57	1.36	1.31	0.26	5.69	5.48	1.09
Class C	1,000.00	1,000.00	1,096.50	1,019.84	5.26	5.07	1.01	9.59	9.24	1.84
Class R	1,000.00	1,000.00	1,098.80	1,022.33	2.66	2.56	0.51	6.99	6.74	1.34
Class R4	1,000.00	1,000.00	1,101.50	1,023.37	1.57	1.51	0.30	5.90	5.68	1.13
Class Z	1,000.00	1,000.00	1,102.80	1,024.81	0.05	0.05	0.01	4.39	4.23	0.84

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

56	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2010 Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

	Shares	Value
Equity Funds 35.8%
Dividend Income 4.9%
Columbia Dividend Income Fund, Class I Shares	32,983	$486,171
International 3.1%
Columbia Emerging Markets Fund, Class I Shares(a)	8,880	88,181
Columbia Pacific/Asia Fund, Class I Shares	27,680	224,479

Total		312,660
Real Estate 1.6%
Columbia Real Estate Equity Fund, Class I Shares	11,031	158,953
U.S. Large Cap 14.5%
Columbia Contrarian Core Fund, Class I Shares	31,077	483,245
Columbia Large Cap Growth Fund, Class I Shares	6,004	162,401
Columbia Large Core Quantitative Fund, Class I Shares	74,999	485,244
Columbia Large Growth Quantitative Fund, Class I Shares	18,412	162,210
Columbia Large Value Quantitative Fund, Class I Shares	22,597	161,573

Total		1,454,673
U.S. Mid Cap 8.8%
Columbia Acorn USA, Class I Shares(a)	6,598	203,418
Columbia Mid Cap Growth Fund, Class I Shares(a)	8,001	226,107
Columbia Mid Cap Value Fund, Class I Shares	15,914	226,463
Columbia Mid Cap Value Opportunity Fund, Class I Shares	27,365	225,757

Total		881,745
U.S. Small Cap 2.9%
Columbia Small Cap Core Fund, Class I Shares(a)	17,953	292,807
Total Equity Funds (Cost: $3,411,081)		$3,587,009

Fixed-Income Funds 58.4%
Global Bond 2.5%
Columbia Global Bond Fund, Class I Shares	35,828	$252,232
High Yield 8.6%
Columbia High Yield Bond Fund, Class I Shares	306,868	868,437
Inflation Protected Securities 5.4%
Columbia Inflation Protected Securities Fund, Class I Shares	48,345	537,595
Investment Grade 41.9%
CMG Ultra-Short Term Bond Fund	118,579	1,068,400
Columbia Bond Fund, Class I Shares	215,586	2,067,467
Columbia Diversified Bond Fund, Class I Shares	173,012	887,551
Columbia U.S. Treasury Index Fund, Class I Shares	15,307	179,699

Total		4,203,117
Total Fixed-Income Funds (Cost: $5,796,651)		$5,861,381

	Shares	Value
Alternative Investments 6.3%
Columbia Absolute Return Currency and Income Fund, Class I Shares(a)	23,832	$247,618
Columbia Absolute Return Multi-Strategy Fund, Class I Shares(a)	8,205	82,380
Columbia Convertible Securities Fund, Class I Shares	20,202	299,185
Total Alternative Investments (Cost: $623,513)		$629,183

Money Market Funds —%
Columbia Money Market Fund, Class I Shares, 0.008%(b)	4	$4
Total Money Market Funds (Cost: $4)		$4
Total Investments in Affiliated Funds
(Cost: $9,831,249)		$10,077,577
Other Assets and Liabilities		(49,139)
Net Assets		$10,028,438

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	57

Investments in Affiliated Funds (continued)

Columbia Retirement Plus 2010 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Investments in Affiliated Funds	$10,077,577	$—	$—	$10,077,577

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

58	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2015 Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

	Shares	Value
Equity Funds 45.7%
Dividend Income 5.9%
Columbia Dividend Income Fund, Class I Shares	89,927	$1,325,531
International 5.8%
Columbia Emerging Markets Fund, Class I Shares(a)	46,954	466,256
Columbia Pacific/Asia Fund, Class I Shares	105,772	857,812

Total		1,324,068
Real Estate 2.0%
Columbia Real Estate Equity Fund, Class I Shares	31,511	454,069
U.S. Large Cap 17.5%
Columbia Contrarian Core Fund, Class I Shares	85,204	1,324,919
Columbia Large Cap Growth Fund, Class I Shares	16,356	442,439
Columbia Large Core Quantitative Fund, Class I Shares	204,828	1,325,237
Columbia Large Growth Quantitative Fund, Class I Shares	50,235	442,573
Columbia Large Value Quantitative Fund, Class I Shares	61,880	442,438

Total		3,977,606
U.S. Mid Cap 10.9%
Columbia Acorn USA, Class I Shares(a)	18,226	561,894
Columbia Mid Cap Growth Fund, Class I Shares(a)	22,479	635,254
Columbia Mid Cap Value Fund, Class I Shares	44,643	635,267
Columbia Mid Cap Value Opportunity Fund, Class I Shares	77,009	635,328

Total		2,467,743
U.S. Small Cap 3.6%
Columbia Small Cap Core Fund, Class I Shares	50,110	817,290
Total Equity Funds
(Cost: $9,761,904)		$10,366,307

	Shares	Value
Fixed-Income Funds 47.7%
Emerging Markets 0.6%
Columbia Emerging Markets Bond Fund, Class I Shares	10,929	$129,404
Global Bond 2.5%
Columbia Global Bond Fund, Class I Shares	80,619	567,560
High Yield 7.9%
Columbia High Yield Bond Fund, Class I Shares	635,615	1,798,789
Inflation Protected Securities 3.8%
Columbia Inflation Protected Securities Fund, Class I Shares	76,757	853,540
Investment Grade 32.9%
CMG Ultra-Short Term Bond Fund	214,558	1,933,167
Columbia Bond Fund, Class I Shares	383,360	3,676,421
Columbia Diversified Bond Fund, Class I Shares	305,004	1,564,669
Columbia U.S. Treasury Index Fund, Class I Shares	24,203	284,146

Total		7,458,403
Total Fixed-Income Funds
(Cost: $10,704,677)		$10,807,696

Alternative Investments 6.8%
Columbia Absolute Return Currency and Income Fund, Class I Shares(a)	62,033	$644,521
Columbia Absolute Return Multi-Strategy Fund, Class I Shares(a)	21,465	215,508
Columbia Convertible Securities Fund, Class I Shares	45,856	679,132
Total Alternative Investments
(Cost: $1,526,746)		$1,539,161
Total Investments in Affiliated Funds
(Cost: $21,993,327)		$22,713,164
Other Assets and Liabilities		(36,859)
Net Assets		$22,676,305

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	59

Investments in Affiliated Funds (continued)

Columbia Retirement Plus 2015 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Investments in Affiliated Funds	$22,713,164	$—	$—	$22,713,164

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

60	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2020 Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

	Shares	Value
Equity Funds 52.9%
Dividend Income 5.3%
Columbia Dividend Income Fund, Class I Shares	97,586	$1,438,422
International 7.6%
Columbia Emerging Markets Fund, Class I Shares(a)	77,495	769,527
Columbia Pacific/Asia Fund, Class I Shares	161,866	1,312,728

Total		2,082,255
Real Estate 2.6%
Columbia Real Estate Equity Fund, Class I Shares	48,699	701,757
U.S. Large Cap 21.1%
Columbia Contrarian Core Fund, Class I Shares	115,499	1,796,000
Columbia Large Cap Growth Fund, Class I Shares	22,197	600,439
Columbia Large Core Quantitative Fund, Class I Shares	277,990	1,798,594
Columbia Large Growth Quantitative Fund, Class I Shares	68,165	600,536
Columbia Large Value Quantitative Fund, Class I Shares	83,969	600,381
Columbia Select Large-Cap Value Fund, Class I Shares	22,089	358,284

Total		5,754,234
U.S. Mid Cap 11.3%
Columbia Acorn USA, Class I Shares(a)	22,129	682,226
Columbia Mid Cap Growth Fund, Class I Shares(a)	24,141	682,219
Columbia Mid Cap Value Fund, Class I Shares	60,605	862,408
Columbia Mid Cap Value Opportunity Fund, Class I Shares	104,524	862,327

Total		3,089,180
U.S. Small Cap 5.0%
Columbia Small Cap Core Fund, Class I Shares(a)	52,754	860,408
Columbia Small Cap Growth Fund I, Class I Shares(a)	16,256	499,230

Total		1,359,638
Total Equity Funds (Cost: $13,640,102)		$14,425,486

	Shares	Value
Fixed-Income Funds 40.0%
Emerging Markets 1.0%
Columbia Emerging Markets Bond Fund, Class I Shares	23,058	$273,003
Global Bond 2.2%
Columbia Global Bond Fund, Class I Shares	86,083	606,028
High Yield 7.3%
Columbia High Yield Bond Fund, Class I Shares	698,362	1,976,365
Inflation Protected Securities 2.8%
Columbia Inflation Protected Securities Fund, Class I Shares	69,221	769,735
Investment Grade 26.7%
CMG Ultra-Short Term Bond Fond	211,621	1,906,701
Columbia Bond Fund, Class I Shares	320,524	3,073,822
Columbia Diversified Bond Fund, Class I Shares	397,176	2,037,513
Columbia U.S. Treasury Index Fund, Class I Shares	21,884	256,924

Total		7,274,960
Total Fixed-Income Funds (Cost: $10,782,985)		$10,900,091

Alternative Investments 7.3%
Columbia Absolute Return Currency and Income Fund, Class I Shares(a)	90,097	$936,106
Columbia Absolute Return Multi-Strategy Fund, Class I Shares(a)	30,990	311,143
Columbia Convertible Securities Fund, Class I Shares	50,119	742,261
Total Alternative Investments (Cost: $1,969,148)		$1,989,510
Total Investments in Affiliated Funds
(Cost: $26,392,235)		$27,315,087
Other Assets and Liabilities		(58,619)
Net Assets		$27,256,468

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	61

Investments in Affiliated Funds (continued)

Columbia Retirement Plus 2020 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The	following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Investments in Affiliated Funds	$27,315,087	$—	$—	$27,315,087

There	were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

62	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2025 Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

	Shares	Value
Equity Funds 57.9%
Dividend Income 5.6%
Columbia Dividend Income Fund, Class I Shares	126,109	$1,858,844
International 9.3%
Columbia Emerging Markets Fund, Class I Shares (a)	118,417	1,175,886
Columbia Pacific/Asia Fund, Class I Shares	235,218	1,907,617

Total		3,083,503
Real Estate 3.0%
Columbia Real Estate Equity Fund, Class I Shares	69,483	1,001,243
U.S. Large Cap 22.4%
Columbia Contrarian Core Fund, Class I Shares	149,239	2,320,664
Columbia Large Cap Growth Fund, Class I Shares	28,685	775,944
Columbia Large Core Quantitative Fund, Class I Shares	359,054	2,323,080
Columbia Large Growth Quantitative Fund, Class I Shares	88,078	775,966
Columbia Large Value Quantitative Fund, Class I Shares	108,328	774,544
Columbia Select Large-Cap Value Fund, Class I Shares	28,171	456,938

Total		7,427,136
U.S. Mid Cap 12.2%
Columbia Acorn USA, Class I Shares (a)	28,964	892,958
Columbia Mid Cap Growth Fund, Class I Shares (a)	31,780	898,110
Columbia Mid Cap Value Fund, Class I Shares	79,956	1,137,774
Columbia Mid Cap Value Opportunity Fund, Class I Shares	137,874	1,137,460

Total		4,066,302
U.S. Small Cap 5.4%
Columbia Small Cap Core Fund, Class I Shares (a)	69,415	1,132,166
Columbia Small Cap Growth Fund I, Class I Shares (a)	21,340	655,345

Total		1,787,511
Total Equity Funds
(Cost: $18,132,918)		$19,224,539

	Shares	Value
Fixed-Income Funds 34.1%
Emerging Markets 1.0%
Columbia Emerging Markets Bond Fund, Class I Shares	28,137	$333,144
Global Bond 2.0%
Columbia Global Bond Fund, Class I Shares	94,690	666,619
High Yield 7.1%
Columbia High Yield Bond Fund, Class I Shares	830,814	2,351,203
Inflation Protected Securities 1.3%
Columbia Inflation Protected Securities Fund, Class I Shares	40,157	446,542
Investment Grade 22.7%
CMG Ultra-Short Term Bond Fond	214,060	1,928,681
Columbia Bond Fund, Class I Shares	341,778	3,277,648
Columbia Diversified Bond Fund, Class I Shares	425,411	2,182,360
Columbia U.S. Treasury Index Fund, Class I Shares	12,788	150,131

Total		7,538,820
Total Fixed-Income Funds
(Cost: $11,214,189)		$11,336,328

Alternative Investments 8.2%
Columbia Absolute Return Currency and Income Fund, Class I Shares(a)	137,107	$1,424,539
Columbia Absolute Return Multi- Strategy Fund, Class I Shares(a)	47,331	475,201
Columbia Convertible Securities Fund, Class I Shares	55,770	825,956
Total Alternative Investments
(Cost: $2,697,933)		$2,725,696

Money Market Funds —%
Columbia Money Market Fund, Class I Shares, 0.008%(b)	2	$2
Total Money Market Funds (Cost: $2)		$2
Total Investments in Affiliated Funds
(Cost: $32,045,042)		$33,286,565
Other Assets and Liabilities		(60,422)
Net Assets		$33,226,143

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	63

Investments in Affiliated Funds (continued)

Columbia Retirement Plus 2025 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The	following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Investments in Affiliated Funds	$33,286,565	$—	$—	$33,286,565

There	were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

64	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2030 Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

	Shares	Value
Equity Funds 62.9%
Dividend Income 4.6%
Columbia Dividend Income Fund, Class I Shares	101,469	$1,495,659
International 10.6%
Columbia Emerging Markets Fund, Class I Shares(a)	136,282	1,353,278
Columbia Pacific/Asia Fund, Class I Shares	263,539	2,137,301

Total		3,490,579
Real Estate 3.0%
Columbia Real Estate Equity Fund, Class I Shares	68,909	992,978
U.S. Large Cap 25.7%
Columbia Contrarian Core Fund, Class I Shares	160,006	2,488,094
Columbia Large Cap Growth Fund, Class I Shares	30,760	832,053
Columbia Large Core Quantitative Fund, Class I Shares	308,009	1,992,818
Columbia Large Growth Quantitative Fund, Class I Shares	94,451	832,115
Columbia Large Value Quantitative Fund, Class I Shares	116,175	830,652
Columbia Select Large Cap Growth Fund, Class I Shares(a)	34,705	499,401
Columbia Select Large-Cap Value Fund, Class I Shares	60,564	982,356

Total		8,457,489
U.S. Mid Cap 12.4%
Columbia Acorn USA, Class I Shares(a)	22,607	696,968
Columbia Mid Cap Growth Fund, Class I Shares(a)	33,950	959,428
Columbia Mid Cap Value Fund, Class I Shares	85,535	1,217,167
Columbia Mid Cap Value Opportunity Fund, Class I Shares	147,458	1,216,525

Total		4,090,088
U.S. Small Cap 6.6%
Columbia Small Cap Core Fund, Class I Shares(a)	74,357	1,212,763
Columbia Small Cap Growth Fund I, Class I Shares(a)	31,247	959,604

Total		2,172,367
Total Equity Funds
(Cost: $19,567,495)		$20,699,160

	Shares	Value
Fixed-Income Funds 28.4%
Emerging Markets 1.0%
Columbia Emerging Markets Bond Fund, Class I Shares	27,891	$330,231
Global Bond 2.0%
Columbia Global Bond Fund, Class I Shares	93,845	660,667
High Yield 6.4%
Columbia High Yield Bond Fund, Class I Shares	743,745	2,104,799
Inflation Protected Securities 0.5%
Columbia Inflation Protected Securities Fund, Class I Shares	14,545	161,733
Investment Grade 18.5%
CMG Ultra-Short Term Bond Fond	170,730	1,538,275
Columbia Bond Fund, Class I Shares	188,144	1,804,306
Columbia Diversified Bond Fund, Class I Shares	528,021	2,708,748
Columbia U.S. Treasury Index Fund, Class I Shares	4,510	52,944

Total		6,104,273
Total Fixed-Income Funds
(Cost: $9,257,771)		$9,361,703

Alternative Investments 8.9%
Columbia Absolute Return Currency and Income Fund, Class I Shares(a)	152,025	$1,579,542
Columbia Absolute Return Multi- Strategy Fund, Class I Shares(a)	52,480	526,903
Columbia Convertible Securities Fund, Class I Shares	55,372	820,055
Total Alternative Investments
(Cost: $2,892,028)		$2,926,500

Money Market Funds —%
Columbia Money Market Fund, Class I Shares, 0.008% (b)	2	$2
Total Money Market Funds (Cost: $2)		$2
Total Investments in Affiliated Funds
(Cost: $31,717,296)		$32,987,365
Other Assets and Liabilities		(63,749)
Net Assets		$32,923,616

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	65

Investments in Affiliated Funds (continued)

Columbia Retirement Plus 2030 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Investments in Affiliated Funds	$32,987,365	$—	$—	$32,987,365

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

66	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2035 Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

	Shares	Value
Equity Funds 67.9%
Dividend Income 4.8%
Columbia Dividend Income Fund, Class I Shares	86,507	$1,275,105
International 11.9%
Columbia Emerging Markets Fund, Class I Shares(a)	131,652	1,307,306
Columbia Pacific/Asia Fund, Class I Shares	228,078	1,849,713

Total		3,157,019
Real Estate 3.6%
Columbia Real Estate Equity Fund, Class I Shares	66,182	953,680
U.S. Large Cap 27.2%
Columbia Contrarian Core Fund, Class I Shares	136,166	2,117,391
Columbia Large Cap Growth Fund, Class I Shares	26,133	706,889
Columbia Large Core Quantitative Fund, Class I Shares	262,414	1,697,816
Columbia Large Growth Quantitative Fund, Class I Shares	80,315	707,573
Columbia Large Value Quantitative Fund, Class I Shares	98,738	705,981
Columbia Select Large Cap Growth Fund, Class I Shares(a)	29,627	426,331
Columbia Select Large-Cap Value Fund, Class I Shares	52,150	845,871

Total		7,207,852
U.S. Mid Cap 13.3%
Columbia Acorn USA, Class I Shares(a)	19,606	604,451
Columbia Mid Cap Growth Fund, Class I Shares(a)	29,275	827,299
Columbia Mid Cap Value Fund, Class I Shares	73,986	1,052,827
Columbia Mid Cap Value Opportunity Fund, Class I Shares	127,761	1,054,026

Total		3,538,603
U.S. Small Cap 7.1%
Columbia Small Cap Core Fund, Class I Shares(a)	64,197	1,047,064
Columbia Small Cap Growth Fund I, Class I Shares(a)	26,843	824,340

Total		1,871,404
Total Equity Funds
(Cost: $17,071,519)		$18,003,663

	Shares	Value
Fixed-Income Funds 22.7%
Emerging Markets 1.0%
Columbia Emerging Markets Bond Fund, Class I Shares	22,509	$266,510
Global Bond 1.7%
Columbia Global Bond Fund, Class I Shares	65,111	458,378
High Yield 5.7%
Columbia High Yield Bond Fund, Class I Shares	535,879	1,516,538
Inflation Protected Securities 0.2%
Columbia Inflation Protected Securities Fund, Class I Shares	5,503	61,188
Investment Grade 14.1%
CMG Ultra-Short Term Bond Fund	104,001	937,051
Columbia Bond Fund, Class I Shares	115,925	1,111,721
Columbia Diversified Bond Fund, Class I Shares	324,582	1,665,107
Columbia U.S. Treasury Index Fund, Class I Shares	1,814	21,296

Total		3,735,175
Total Fixed-Income Funds
(Cost: $5,964,343)		$6,037,789

Alternative Investments 9.6%
Columbia Absolute Return Currency and Income Fund, Class I Shares(a)	140,906	$1,464,017
Columbia Absolute Return Multi-Strategy Fund, Class I Shares(a)	48,704	488,988
Columbia Convertible Securities Fund, Class I Shares	39,779	589,130
Total Alternative Investments
(Cost: $2,507,864)		$2,542,135

Money Market Funds —%
Columbia Money Market Fund, Class I Shares, 0.008%(b)	4	$4
Total Money Market Funds
(Cost: $4)		$4
Total Investments in Affiliated Funds
(Cost: $25,543,730)		$26,583,591
Other Assets and Liabilities		(61,831)
Net Assets		$26,521,760

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	67

Investments in Affiliated Funds (continued)

Columbia Retirement Plus 2035 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Investments in Affiliated Funds	$26,583,591	$—	$—	$26,583,591

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

68	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2040 Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

	Shares	Value
Equity Funds 73.1%
Dividend Income 1.7%
Columbia Dividend Income Fund, Class I Shares	24,346	$358,866
International 13.2%
Columbia Emerging Markets Fund, Class I Shares(a)	115,517	1,147,078
Columbia Pacific/Asia Fund, Class I Shares	200,037	1,622,301

Total		2,769,379
Real Estate 4.1%
Columbia Real Estate Equity Fund, Class I Shares	59,459	856,798
U.S. Large Cap 32.4%
Columbia Contrarian Core Fund, Class I Shares	114,551	1,781,264
Columbia Large Cap Growth Fund, Class I Shares	22,195	600,358
Columbia Large Core Quantitative Fund, Class I Shares	165,893	1,073,327
Columbia Large Growth Quantitative Fund, Class I Shares	68,006	599,136
Columbia Large Value Quantitative Fund, Class I Shares	83,292	595,540
Columbia Select Large Cap Growth Fund, Class I Shares(a)	75,037	1,079,779
Columbia Select Large-Cap Value Fund, Class I Shares	65,497	1,062,363

Total		6,791,767
U.S. Mid Cap 15.1%
Columbia Acorn USA, Class I Shares(a)	16,365	504,538
Columbia Mid Cap Growth Fund, Class I Shares(a)	24,653	696,697
Columbia Mid Cap Value Fund, Class I Shares	69,380	987,276
Columbia Mid Cap Value Opportunity Fund, Class I Shares	119,291	984,150

Total		3,172,661
U.S. Small Cap 6.6%
Columbia Small Cap Core Fund, Class I Shares(a)	42,575	694,401
Columbia Small Cap Growth Fund I, Class I Shares(a)	22,760	698,969

Total		1,393,370
Total Equity Funds
(Cost: $14,603,280)		$15,342,841

	Shares	Value
Fixed-Income Funds 17.2%
Emerging Markets 1.0%
Columbia Emerging Markets Bond Fund, Class I Shares	17,773	$210,434
Global Bond 1.2%
Columbia Global Bond Fund, Class I Shares	36,621	257,813
High Yield 5.0%
Columbia High Yield Bond Fund, Class I Shares	371,370	1,050,977
Inflation Protected Securities 1.3%
Columbia Inflation Protected Securities Fund, Class I Shares	24,487	272,299
Investment Grade 8.7%
CMG Ultra-Short Term Bond Fond	56,475	508,836
Columbia Bond Fund, Class I Shares	32,135	308,177
Columbia Diversified Bond Fund, Class I Shares	179,408	920,365
Columbia U.S. Treasury Index Fund, Class I Shares	7,729	90,732

Total		1,828,110
Total Fixed-Income Funds
(Cost: $3,557,988)		$3,619,633

Alternative Investments 10.0%
Columbia Absolute Return Currency and Income Fund, Class I Shares(a)	120,911	$1,256,269
Columbia Absolute Return Multi-Strategy Fund, Class I Shares(a)	41,628	417,941
Columbia Convertible Securities Fund, Class I Shares	28,299	419,108
Total Alternative Investments
(Cost: $2,063,086)		$2,093,318

Money Market Funds — %
Columbia Money Market Fund, Class I Shares, 0.008%(b)	18	$18
Total Cash Equivalents
(Cost: $18)		$18
Total Investments in Affiliated Funds
(Cost: $20,224,372)		$21,055,810
Other Assets and Liabilities		(57,829)
Net Assets		$20,997,981

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	69

Investments in Affiliated Funds (continued)

Columbia Retirement Plus 2040 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Investments in Affiliated Funds	$21,055,810	$—	$—	$21,055,810

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

70	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Investments in Affiliated Funds

Columbia Retirement Plus 2045 Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

	Shares	Value
Equity Funds 78.1%
Dividend Income 1.8%
Columbia Dividend Income Fund, Class I Shares	29,477	$434,490
International 14.5%
Columbia Emerging Markets Fund, Class I Shares(a)	144,513	1,435,016
Columbia Pacific/Asia Fund, Class I Shares	248,355	2,014,160

Total		3,449,176
Real Estate 4.1%
Columbia Real Estate Equity Fund, Class I Shares	66,598	959,670
U.S. Large Cap 34.7%
Columbia Contrarian Core Fund, Class I Shares	138,878	2,159,548
Columbia Large Cap Growth Fund, Class I Shares	26,730	723,047
Columbia Large Core Quantitative Fund, Class I Shares	200,870	1,299,632
Columbia Large Growth Quantitative Fund, Class I Shares	82,210	724,266
Columbia Large Value Quantitative Fund, Class I Shares	100,957	721,846
Columbia Select Large Cap Growth Fund, Class I Shares(a)	90,812	1,306,778
Columbia Select Large-Cap Value Fund, Class I Shares	79,815	1,294,604

Total		8,229,721
U.S. Mid Cap 16.0%
Columbia Acorn USA, Class I Shares(a)	19,540	602,432
Columbia Mid Cap Growth Fund, Class I Shares(a)	29,562	835,424
Columbia Mid Cap Value Fund, Class I Shares	83,213	1,184,117
Columbia Mid Cap Value Opportunity Fund, Class I Shares	143,415	1,183,176

Total		3,805,149
U.S. Small Cap 7.0%
Columbia Small Cap Core Fund, Class I Shares(a)	51,069	832,941
Columbia Small Cap Growth Fund I, Class I Shares(a)	27,179	834,650

Total		1,667,591
Total Equity Funds
(Cost: $17,723,878)		$18,545,797

	Shares	Value
Fixed-Income Funds 12.2%
Emerging Markets 1.0%
Columbia Emerging Markets Bond Fund, Class I Shares	20,082	$237,768
Global Bond 0.7%
Columbia Global Bond Fund, Class I Shares	24,416	171,888
High Yield 4.1%
Columbia High Yield Bond Fund, Class I Shares	338,934	959,185
Inflation Protected Securities 0.9%
Columbia Inflation Protected Securities Fund, Class I Shares	19,705	219,120
Investment Grade 5.5%
CMG Ultra-Short Term Bond Fond	37,699	339,663
Columbia Bond Fund, Class I Shares	23,441	224,803
Columbia Diversified Bond Fund, Class I Shares	130,226	668,058
Columbia U.S. Treasury Index Fund, Class I Shares	6,269	73,599

Total		1,306,123
Total Fixed-Income Funds
(Cost: $2,856,673)		$2,894,084

Alternative Investments 10.0%
Columbia Absolute Return Currency and Income Fund, Class I Shares(a)	136,869	$1,422,073
Columbia Absolute Return Multi-Strategy Fund, Class I Shares(a)	47,152	473,405
Columbia Convertible Securities Fund, Class I Shares	32,140	475,988
Total Alternative Investments (Cost: $2,339,048)		$2,371,466

Money Market Funds —%
Columbia Money Market Fund, Class I Shares, 0.008%(b)	4	$4
Total Money Market Funds (Cost: $4)		$4
Total Investments in Affiliated Funds
(Cost: $22,919,603)		$23,811,351
Other Assets and Liabilities		(61,285)
Net Assets		$23,750,066

Notes to Investments in Affiliated Funds

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at April 30, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	71

Investments in Affiliated Funds (continued)

Columbia Retirement Plus 2045 Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Investments in Affiliated Funds	$23,811,351	$—	$—	$23,811,351

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

72	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Statement of Assets and Liabilities (Liquidation Basis)

April 30, 2012		Columbia Retirement Plus 2010 Fund	Columbia Retirement Plus 2015 Fund	Columbia Retirement Plus 2020 Fund
Assets
Investments in affiliated funds, at value (identified cost $9,831,249, $21,993,327 and $26,392,235)		$10,077,577	$22,713,164	$27,315,087
Receivable for:
Affiliated investments sold		39,558	87,103	87,085
Capital shares sold		126	35,947	2,374
Dividends from affiliated funds		14,607	26,648	27,445
Expense reimbursement due from Investment Manager		2,116	2,502	2,384
Prepaid expense		814	814	814
Total assets		10,134,798	22,866,178	27,435,189
Liabilities
Payable for:
Affiliated investments purchased		14,607	26,648	27,445
Capital shares purchased		39,558	105,794	89,271
Distribution fees		97	180	142
Transfer agent fees		5,589	11,314	13,459
Administration fees		17	37	45
Compensation of board members		2,552	2,372	3,372
Other expenses		43,940	43,528	44,987
Total liabilities		106,360	189,873	178,721
Net assets applicable to outstanding capital stock		$10,028,438	$22,676,305	$27,256,468
Represented by
Paid-in capital		$12,923,633	$26,582,660	$33,167,318
Undistributed net investment income		24,625	290,182	228,510
Accumulated net realized loss		(3,166,148)	(4,916,374)	(7,062,212)
Unrealized appreciation (depreciation) on:
Affiliated investments		246,328	719,837	922,852
Total — representing net assets applicable to outstanding capital stock		$10,028,438	$22,676,305	$27,256,468
Net assets applicable to outstanding shares	Class A	$2,728,091	$5,601,175	$6,282,029
	Class C	$491,625	$773,909	$49,000
	Class R	$4,307	$6,293	$169,386
	Class Z	$6,804,415	$16,294,928	$20,756,053
Shares outstanding	Class A	296,391	608,088	708,533
	Class C	53,592	85,167	5,562
	Class R	468	683	19,115
	Class Z	738,296	1,762,931	2,327,129
Net asset value per share	Class A(a)	$9.20	$9.21	$8.87
	Class C	$9.17	$9.09	$8.81
	Class R	$9.20	$9.21	$8.86
	Class Z	$9.22	$9.24	$8.92

(a)

The maximum offering price per share for Class A for Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund and Columbia Retirement Plus 2020 Fund is $9.76, $9.77 and $9.41, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	73

Statement of Assets and Liabilities (Liquidation Basis) (continued)

April 30, 2012		Columbia Retirement Plus 2025 Fund	Columbia Retirement Plus 2030 Fund	Columbia Retirement Plus 2035 Fund
Assets
Investments in affiliated funds, at value (identified cost $32,045,042, $31,717,296 and $25,543,730)		$33,286,565	$32,987,365	$26,583,591
Receivable for:
Affiliated investments sold		132,887	85,786	11,989
Capital shares sold		970	4,319	13,119
Dividends from affiliated funds		30,373	26,083	17,207
Expense reimbursement due from Investment Manager		1,456	1,991	1,707
Prepaid expense		814	814	814
Total assets		33,453,065	33,106,358	26,628,427
Liabilities
Payable for:
Affiliated investments purchased		30,373	26,083	17,207
Capital shares purchased		133,698	88,795	25,108
Distribution fees		127	90	69
Transfer agent fees		19,522	18,375	15,298
Administration fees		55	54	44
Compensation of board members		3,372	2,616	3,372
Other expenses		39,775	46,729	45,569
Total liabilities		226,922	182,742	106,667
Net assets applicable to outstanding capital stock		$33,226,143	$32,923,616	$26,521,760
Represented by
Paid-in capital		$38,138,254	$37,003,032	$28,537,448
Undistributed net investment income		449,183	351,761	238,062
Accumulated net realized loss		(6,602,817)	(5,701,246)	(3,293,611)
Unrealized appreciation (depreciation) on:
Affiliated investments		1,241,523	1,270,069	1,039,861
Total — representing net assets applicable to outstanding capital stock		$33,226,143	$32,923,616	$26,521,760
Net assets	Class A	$4,344,474	$3,759,563	$2,651,301
	Class C	$419,424	$137,892	$165,520
	Class R	$22,357	$20,069	$6,286
	Class Z	$28,439,888	$29,006,092	$23,698,653
Shares outstanding	Class A	489,102	420,091	299,026
	Class C	46,884	15,506	18,773
	Class R	2,518	2,244	708
	Class Z	3,177,545	3,232,937	2,659,674
Net asset value per share	Class A(a)	$8.88	$8.95	$8.87
	Class C	$8.95	$8.89	$8.82
	Class R	$8.88	$8.94	$8.88
	Class Z	$8.95	$8.97	$8.91

(a)

The maximum offering price per share for Class A for Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund and Columbia Retirement Plus 2035 Fund is $9.42, $9.50 and $9.41, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

74	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

April 30, 2012		Columbia Retirement Plus 2040 Fund	Columbia Retirement Plus 2045 Fund
Assets
Investments in affiliated funds, at value (identified cost $20,224,372 and $22,919,603)		$21,055,810	$23,811,351
Receivable for:
Affiliated investments sold		5,139	—
Capital shares sold		2,788	41,959
Dividends from affiliated funds		9,924	8,278
Expense reimbursement due from Investment Manager		2,088	1,989
Prepaid expense		814	814
Total assets		21,076,563	23,864,391
Liabilities
Payable for:
Affiliated investments purchased		9,924	24,869
Capital shares purchased		6,856	25,274
Distribution fees		42	65
Transfer agent fees		12,286	13,730
Administration fees		35	39
Compensation of board members		3,372	3,373
Other expenses		46,067	46,975
Total liabilities		78,582	114,325
Net assets applicable to outstanding capital stock		$20,997,981	$23,750,066
Represented by
Paid-in capital		$21,697,419	$23,145,077
Undistributed net investment income		41,604	43,069
Accumulated net realized loss		(1,572,480)	(329,828)
Unrealized appreciation (depreciation) on: Affiliated investments		831,438	891,748
Total — representing net assets applicable to outstanding capital stock		$20,997,981	$23,750,066
Net assets	Class A	$2,012,610	$1,649,016
	Class C	$6,886	$370,938
	Class R	$4,080	$8,911
	Class R4	$—	$4,164
	Class Z	$18,974,405	$21,717,037
Shares outstanding	Class A	231,004	185,198
	Class C	799	42,014
	Class R	464	1,001
	Class R4	—	466
	Class Z	2,166,518	2,434,453
Net asset value per share	Class A(a)	$8.71	$8.90
	Class C	$8.62	$8.83
	Class R	$8.79	$8.90
	Class R4	$—	$8.94
	Class Z	$8.76	$8.92

(a)

The maximum offering price per share for Class A for Columbia Retirement Plus 2040 Fund and Columbia Retirement Plus 2045 Fund is $9.24 and $9.44, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	75

Statement of Operations (Liquidation Basis)

Year ended April 30, 2012	Columbia Retirement Plus 2010 Fund	Columbia Retirement Plus 2015 Fund	Columbia Retirement Plus 2020 Fund
Net investment income
Income:
Dividend distributions from underlying affiliated funds	$261,366	$525,777	$558,430
Expenses:
Distribution fees
Class A	8,638	14,185	15,264
Class C	4,185	4,491	433
Class R	21	29	689
Transfer agent fees
Class A	7,964	13,588	14,158
Class C	972	1,166	100
Class R	9	14	319
Class Z	14,803	39,086	46,082
Administration fees	2,054	4,504	5,249
Compensation of board members	7,694	7,514	8,514
Custodian fees	33,644	39,168	38,670
Printing and postage fees	19,641	15,354	15,411
Registration fees	56,310	57,357	60,527
Professional fees	25,204	25,822	25,812
Fidelity and surety fees	8,797	8,797	8,797
Other	4,203	4,890	4,585
Total expenses	194,139	235,965	244,610
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(175,536)	(204,644)	(214,066)
Total net expenses	18,603	31,321	30,544
Net investment income	242,763	494,456	527,886
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Sales of underlying affiliated funds	225,981	662,218	530,424
Capital gain distributions from underlying affiliated funds	186,694	471,464	512,509
Net realized gain	412,675	1,133,682	1,042,933
Net change in unrealized appreciation (depreciation) on: Investments — affiliated issuers	(416,877)	(1,275,308)	(1,359,239)
Net change in unrealized depreciation	(416,877)	(1,275,308)	(1,359,239)
Net realized and unrealized loss	(4,202)	(141,626)	(316,306)
Net increase in net assets resulting from operations	$238,561	$352,830	$211,580

The accompanying Notes to Financial Statements are an integral part of this statement.

76	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Year ended April 30, 2012	Columbia Retirement Plus 2025 Fund	Columbia Retirement Plus 2030 Fund	Columbia Retirement Plus 2035 Fund
Net investment income
Income:
Dividend distributions from underlying affiliated funds	$604,229	$525,973	$389,938
Expenses:
Distribution fees
Class A	11,123	8,419	6,691
Class C	6,333	587	1,495
Class R	228	86	30
Transfer agent fees
Class A	12,788	9,624	7,932
Class C	2,139	144	437
Class R	129	48	18
Class Z	77,317	76,946	62,025
Administration fees	6,394	6,021	4,818
Compensation of board members	8,514	7,758	8,514
Custodian fees	36,005	38,524	38,943
Printing and postage fees	16,277	15,986	14,338
Registration fees	56,231	59,748	58,653
Professional fees	26,077	26,066	26,142
Fidelity and surety fees	8,797	8,797	8,797
Other	4,537	4,136	4,358
Total expenses	272,889	262,890	243,191
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(237,919)	(237,969)	(222,087)
Total net expenses	34,970	24,921	21,104
Net investment income	569,259	501,052	368,834
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Sales of underlying affiliated funds	927,074	730,105	540,634
Capital gain distributions from underlying affiliated funds	695,142	659,700	541,343
Net realized gain	1,622,216	1,389,805	1,081,977
Net change in unrealized appreciation (depreciation) on: Investments — affiliated issuers	(2,103,104)	(1,850,404)	(1,353,095)
Net change in unrealized depreciation	(2,103,104)	(1,850,404)	(1,353,095)
Net realized and unrealized loss	(480,888)	(460,599)	(271,118)
Net increase in net assets resulting from operations	$88,371	$40,453	$97,716

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	77

Statement of Operations (Liquidation Basis) (continued)

Year ended April 30, 2012	Columbia Retirement Plus 2040 Fund	Columbia Retirement Plus 2045 Fund
Net investment income
Income:
Dividend distributions from underlying affiliated funds	$259,781	$251,138
Expenses:
Distribution fees
Class A	4,740	4,395
Class C	44	2,546
Class R	27	25
Transfer agent fees
Class A	5,709	5,443
Class C	12	771
Class R	19	16
Class R4	—	3
Class Z	48,809	54,078
Administration fees	3,704	4,013
Plan administration fees Class R4	—	13
Compensation of board members	8,514	8,515
Custodian fees	38,510	38,596
Printing and postage fees	16,250	16,671
Registration fees	60,143	68,066
Professional fees	26,072	25,724
Fidelity and surety fees	8,797	8,797
Other	4,801	5,630
Total expenses	226,151	243,302
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(211,355)	(225,639)
Total net expenses	14,796	17,663
Net investment income	244,985	233,475
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Sales of underlying affiliated funds	435,064	520,861
Capital gain distributions from underlying affiliated funds	452,735	461,285
Net realized gain	887,799	982,146
Net change in unrealized appreciation (depreciation) on: Investments — affiliated issuers	(953,393)	(960,920)
Net change in unrealized depreciation	(953,393)	(960,920)
Net realized and unrealized gain (loss)	(65,594)	21,226
Net increase in net assets resulting from operations	$179,391	$254,701

The accompanying Notes to Financial Statements are an integral part of this statement.

78	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Statement of Changes in Net Assets

	Columbia Retirement Plus 2010 Fund		Columbia Retirement Plus 2015 Fund
Year ended April 30,	2012	2011(a)	2012	2011(a)
	(Liquidation Basis)		(Liquidation Basis)
Operations
Net investment income	$242,763	$201,966	$494,456	$463,573
Net realized gain	412,675	1,135,913	1,133,682	3,071,342
Net change in unrealized depreciation	(416,877)	(298,125)	(1,275,308)	(729,037)
Net increase in net assets resulting from operations	238,561	1,039,754	352,830	2,805,878
Distributions to shareholders from:
Net investment income
Class A	(91,785)	(86,069)	(190,421)	(124,765)
Class C	(7,764)	(6,424)	(21,421)	(6,119)
Class R	(98)	(96)	(185)	(78)
Class R3	—	(12)	—	—
Class R4	—	(14)	—	—
Class R5	—	(17)	—	—
Class Z	(182,143)	(166,389)	(588,014)	(409,059)
Total distributions to shareholders	(281,790)	(259,021)	(800,041)	(540,021)
Increase (decrease) in net assets from share transactions	(755,236)	1,777,102	(1,714,892)	886,298
Total increase (decrease) in net assets	(798,465)	2,557,835	(2,162,103)	3,152,155
Net assets at beginning of year	10,826,903	8,269,068	24,838,408	21,686,253
Net assets at end of year	$10,028,438	$10,826,903	$22,676,305	$24,838,408
Undistributed net investment income	$24,625	$31,367	$290,182	$513,269

	Columbia Retirement Plus 2020 Fund		Columbia Retirement Plus 2025 Fund
Year ended April 30,	2012	2011(a)	2012	2011(a)
	(Liquidation Basis)		(Liquidation Basis)
Operations
Net investment income	$527,886	$420,891	$569,259	$443,622
Net realized gain	1,042,933	1,542,608	1,622,216	501,779
Net change in unrealized appreciation (depreciation)	(1,359,239)	1,333,010	(2,103,104)	3,717,588
Net increase in net assets resulting from operations	211,580	3,296,509	88,371	4,662,989
Distributions to shareholders from:
Net investment income
Class A	(157,632)	(117,009)	(118,636)	(80,208)
Class C	(782)	(960)	(3,362)	(15,044)
Class R	(2,822)	(1,392)	(1,177)	(320)
Class Z	(538,791)	(380,671)	(776,882)	(516,980)
Total distributions to shareholders	(700,027)	(500,032)	(900,057)	(612,552)
Increase in net assets from capital share transactions	1,270,699	123,406	82,288	3,428,991
Total increase (decrease) in net assets	782,252	2,919,883	(729,398)	7,479,428
Net assets at beginning of year	26,474,216	23,554,333	33,955,541	26,476,113
Net assets at end of year	$27,256,468	$26,474,216	$33,226,143	$33,955,541
Undistributed net investment income	$228,510	$320,004	$449,183	$663,718

(a)	Class C shares are for the period from September 27, 2010 (commencement of operations) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	79

Statement of Changes in Net Assets (continued)

	Columbia Retirement Plus 2030 Fund		Columbia Retirement Plus 2035 Fund
Year ended April 30,	2012	2011(a)	2012	2011(a)
	(Liquidation Basis)		(Liquidation Basis)
Operations
Net investment income	$501,052	$408,932	$368,834	$314,697
Net realized gain	1,389,805	2,328,517	1,081,977	972,904
Net change in unrealized appreciation (depreciation)	(1,850,404)	1,631,359	(1,353,095)	2,094,776
Net increase in net assets resulting from operations	40,453	4,368,808	97,716	3,382,377
Distributions to shareholders from:
Net investment income
Class A	(89,508)	(46,202)	(64,093)	(42,755)
Class C	(650)	(525)	(2,516)	(2,496)
Class R	(433)	(154)	(130)	(51)
Class Z	(729,412)	(438,169)	(553,272)	(338,716)
Total distributions to shareholders	(820,003)	(485,050)	(620,011)	(384,018)
Increase in net assets from capital share transactions	1,332,806	2,955,679	2,070,253	2,699,003
Total increase in net assets	553,256	6,839,437	1,547,958	5,697,362
Net assets at beginning of year	32,370,360	25,530,923	24,973,802	19,276,440
Net assets at end of year	$32,923,616	$32,370,360	$26,521,760	$24,973,802
Undistributed net investment income	$351,761	$563,746	$238,062	$405,857

	Columbia Retirement Plus 2040 Fund		Columbia Retirement Plus 2045 Fund
Year ended April 30,	2012	2011(a)	2012	2011(a)
	(Liquidation Basis)		(Liquidation Basis)
Operations
Net investment income	$244,985	$231,149	$233,475	$235,218
Net realized gain	887,799	1,213,180	982,146	2,061,280
Net change in unrealized appreciation (depreciation)	(953,393)	1,070,178	(960,920)	402,179
Net increase in net assets resulting from operations	179,391	2,514,507	254,701	2,698,677
Distributions to shareholders from:
Net investment income
Class A	(29,990)	(28,288)	(29,795)	(29,379)
Class C	(98)	(45)	(2,742)	(3,629)
Class R	(29)	(166)	(76)	(54)
Class R4	—	—	(60)	(225)
Class Z	(319,907)	(245,598)	(374,344)	(241,730)
Net realized gains
Class A	—	—	(2,661)	—
Class C	—	—	(393)	—
Class R	—	—	(7)	—
Class R4	—	—	(6)	—
Class Z	—	—	(28,228)	—
Total distributions to shareholders	(350,024)	(274,097)	(438,312)	(275,017)
Increase in net assets from capital share transactions	2,542,482	2,377,560	4,276,698	4,121,813
Total increase in net assets	2,371,849	4,617,970	4,093,087	6,545,473
Net assets at beginning of year	18,626,132	14,008,162	19,656,979	13,111,506
Net assets at end of year	$20,997,981	$18,626,132	$23,750,066	$19,656,979
Undistributed net investment income	$41,604	$77,351	$43,069	$154,893

(a)	Class C shares are for the period from September 27, 2010 (commencement of operations) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

80	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

	Columbia Retirement Plus 2010 Fund				Columbia Retirement Plus 2015 Fund
Year ended April 30,	2012		2011(a)		2012		2011(a)
	(Liquidation Basis)				(Liquidation Basis)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	100,884	894,219	118,928	1,031,092	95,683	864,656	139,648	1,214,521
Distributions reinvested	10,003	88,311	9,715	84,266	22,100	187,404	13,777	120,551
Redemptions	(210,762)	(1,897,242)	(84,569)	(722,133)	(154,329)	(1,391,166)	(106,441)	(928,808)
Net increase (decrease)	(99,875)	(914,712)	44,074	393,225	(36,546)	(339,106)	46,984	406,264
Class C shares
Subscriptions	14,674	125,035	42,450	372,159	70,676	625,123	33,302	291,675
Distributions reinvested	872	7,716	724	6,375	2,543	21,335	694	6,056
Redemptions	(4,767)	(42,282)	(361)	(3,220)	(21,081)	(190,402)	(967)	(8,532)
Net increase	10,779	90,469	42,813	375,314	52,138	456,056	33,029	289,199
Class R shares
Subscriptions	—	—	—	—	84	751	128	1,134
Distributions reinvested	—	—	—	—	6	53	—	—
Net increase	—	—	—	—	90	804	128	1,134
Class R3 shares
Redemptions	—	—	(468)	(3,787)	—	—	(465)	(3,735)
Net decrease	—	—	(468)	(3,787)	—	—	(465)	(3,735)
Class R4 shares
Redemptions	—	—	(468)	(3,792)	—	—	(465)	(3,740)
Net decrease	—	—	(468)	(3,792)	—	—	(465)	(3,740)
Class R5 shares
Redemptions	—	—	(468)	(3,792)	—	—	(465)	(3,749)
Net decrease	—	—	(468)	(3,792)	—	—	(465)	(3,749)
Class Z shares
Subscriptions	230,032	2,057,011	312,520	2,712,317	353,554	3,159,020	398,335	3,450,509
Distributions reinvested	20,615	182,143	19,162	166,389	69,178	588,014	46,643	409,059
Redemptions	(242,759)	(2,170,147)	(215,648)	(1,858,772)	(619,120)	(5,579,680)	(422,694)	(3,658,643)
Net increase (decrease)	7,888	69,007	116,034	1,019,934	(196,388)	(1,832,646)	22,284	200,925
Total net increase (decrease)	(81,208)	(755,236)	201,517	1,777,102	(180,706)	(1,714,892)	101,030	886,298

(a)	Class C shares are for the period from September 27, 2010 (commencement of operations) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	81

Statement of Changes in Net Assets (continued)

	Columbia Retirement Plus 2020 Fund				Columbia Retirement Plus 2025 Fund
Year ended April 30,	2012		2011(a)		2012		2011(a)
	(Liquidation Basis)				(Liquidation Basis)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	156,220	1,330,681	124,648	1,035,878	127,773	1,081,820	183,082	1,502,782
Distributions reinvested	19,047	154,282	13,451	112,449	14,048	113,511	9,299	78,109
Redemptions	(164,872)	(1,394,968)	(142,709)	(1,180,418)	(156,519)	(1,345,298)	(95,971)	(773,697)
Net increase (decrease)	10,395	89,995	(4,610)	(32,091)	(14,698)	(149,967)	96,410	807,194
Class C shares
Subscriptions	626	5,363	6,609	54,824	7,014	60,013	95,473	782,554
Distributions reinvested	91	733	109	904	409	3,338	1,787	14,990
Redemptions	—	—	(1,873)	(16,146)	(57,304)	(479,574)	(495)	(4,203)
Net increase (decrease)	717	6,096	4,845	39,582	(49,881)	(416,223)	96,765	793,341
Class R shares
Subscriptions	5,724	49,741	6,581	56,101	1,155	9,700	3,152	25,622
Distributions reinvested	337	2,731	159	1,327	133	1,076	32	265
Redemptions	(2,765)	(23,629)	(617)	(5,061)	(3,580)	(31,437)	(1,197)	(9,882)
Net increase (decrease)	3,296	28,843	6,123	52,367	(2,292)	(20,661)	1,987	16,005
Class R3 shares
Redemptions	—	—	(464)	(3,505)	—	—	(466)	(3,473)
Net decrease	—	—	(464)	(3,505)	—	—	(466)	(3,473)
Class R4 shares
Redemptions	—	—	(464)	(3,510)	—	—	(465)	(3,487)
Net decrease	—	—	(464)	(3,510)	—	—	(465)	(3,487)
Class R5 shares
Redemptions	—	—	(464)	(3,514)	—	—	(465)	(3,492)
Net decrease	—	—	(464)	(3,514)	—	—	(465)	(3,492)
Class Z shares
Subscriptions	556,281	4,840,522	502,611	4,144,172	492,997	4,241,876	757,594	6,135,949
Distributions reinvested	66,191	538,791	45,318	380,671	95,440	776,882	61,109	516,980
Redemptions	(495,921)	(4,233,548)	(542,777)	(4,450,766)	(502,572)	(4,349,619)	(583,834)	(4,830,026)
Net increase	126,551	1,145,765	5,152	74,077	85,865	669,139	234,869	1,822,903
Total net increase	140,959	1,270,699	10,118	123,406	18,994	82,288	428,635	3,428,991

(a)	Class C shares are for the period from September 27, 2010 (commencement of operations) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

82	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

	Columbia Retirement Plus 2030 Fund				Columbia Retirement Plus 2035 Fund
Year ended April 30,	2012		2011(a)		2012		2011(a)
	(Liquidation Basis)				(Liquidation Basis)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	82,012	705,228	57,450	478,486	48,682	417,715	86,003	698,962
Distributions reinvested	10,656	86,316	5,304	44,872	7,615	60,840	5,022	41,983
Redemptions	(45,627)	(388,804)	(76,991)	(625,499)	(73,059)	(625,082)	(20,093)	(163,731)
Net increase (decrease)	47,041	402,740	(14,237)	(102,141)	(16,762)	(146,527)	70,932	577,214
Class C shares
Subscriptions	11,745	99,889	3,631	29,800	2,490	21,006	17,260	140,873
Distributions reinvested	74	599	57	479	310	2,471	293	2,447
Redemptions	(1)	(11)	—	—	(1,578)	(13,701)	(2)	(20)
Net increase	11,818	100,477	3,688	30,279	1,222	9,776	17,551	143,300
Class R shares
Subscriptions	396	3,409	338	2,943	—	—	235	2,002
Distributions reinvested	41	336	12	105	6	44	—	—
Net increase	437	3,745	350	3,048	6	44	235	2,002
Class R3 shares
Redemptions	—	—	(464)	(3,451)	—	—	(467)	(3,445)
Net decrease	—	—	(464)	(3,451)	—	—	(467)	(3,445)
Class R4 shares
Redemptions	—	—	(464)	(3,460)	—	—	(467)	(3,450)
Net decrease	—	—	(464)	(3,460)	—	—	(467)	(3,450)
Class R5 shares
Subscriptions	—	—	—	—	—	—	343	2,499
Redemptions	—	—	(464)	(3,465)	—	—	(810)	(5,938)
Net decrease	—	—	(464)	(3,465)	—	—	(467)	(3,439)
Class Z shares
Subscriptions	736,057	6,343,842	871,025	7,120,334	643,362	5,485,927	815,597	6,579,518
Distributions reinvested	89,940	729,412	51,732	438,169	68,987	553,272	40,371	338,716
Redemptions	(723,787)	(6,247,410)	(555,872)	(4,523,634)	(452,126)	(3,832,239)	(613,948)	(4,931,413)
Net increase	102,210	825,844	366,885	3,034,869	260,223	2,206,960	242,020	1,986,821
Total net increase	161,506	1,332,806	355,294	2,955,679	244,689	2,070,253	329,337	2,699,003

(a)	Class C shares are for the period from September 27, 2010 (commencement of operations) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	83

Statement of Changes in Net Assets (continued)

	Columbia Retirement Plus 2040 Fund				Columbia Retirement Plus 2045 Fund
Year ended April 30,	2012		2011(a)		2012		2011(a)
	(Liquidation Basis)				(Liquidation Basis)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	43,842	359,103	45,841	358,668	32,223	275,887	79,212	643,084
Distributions reinvested	3,761	29,376	3,311	26,949	4,002	31,779	3,477	28,965
Redemptions	(46,337)	(380,542)	(43,641)	(336,344)	(72,758)	(626,438)	(46,436)	(379,512)
Net increase (decrease)	1,266	7,937	5,511	49,273	(36,533)	(318,772)	36,253	292,537
Class C shares
Subscriptions	466	3,508	328	2,500	14,170	122,156	28,592	234,084
Distributions reinvested	7	57	—	—	393	3,102	432	3,583
Redemptions	(2)	(20)	—	—	(1,487)	(12,214)	(86)	(713)
Net increase	471	3,545	328	2,500	13,076	113,044	28,938	236,954
Class R shares
Subscriptions	—	—	190	1,311	436	3,896	—	—
Distributions reinvested	—	—	15	119	2	14	1	9
Redemptions	(1,166)	(9,845)	(5)	(36)	—	—	—	—
Net increase (decrease)	(1,166)	(9,845)	200	1,394	438	3,910	1	9
Class R3 shares
Redemptions	—	—	(4,525)	(32,743)	—	—	(466)	(3,411)
Net decrease	—	—	(4,525)	(32,743)	—	—	(466)	(3,411)
Class R4 shares
Distributions reinvested	—	—	—	—	—	—	19	161
Redemptions	—	—	(464)	(3,333)	(1,206)	(10,271)	—	—
Net increase (decrease)	—	—	(464)	(3,333)	(1,206)	(10,271)	19	161
Class R5 shares
Redemptions	—	—	(464)	(3,343)	—	—	(466)	(3,425)
Net decrease	—	—	(464)	(3,343)	—	—	(466)	(3,425)
Class Z shares
Subscriptions	586,905	4,878,166	665,677	5,264,744	1,089,791	9,261,439	904,781	7,309,762
Distributions reinvested	40,752	319,907	30,061	245,597	50,382	400,536	28,950	241,730
Redemptions	(320,968)	(2,657,228)	(400,948)	(3,146,529)	(610,395)	(5,173,188)	(488,267)	(3,952,504)
Net increase	306,689	2,540,845	294,790	2,363,812	529,778	4,488,787	445,464	3,598,988
Total net increase	307,260	2,542,482	295,376	2,377,560	505,553	4,276,698	509,743	4,121,813

(a)	Class C shares are for the period from September 27, 2010 (commencement of operations) to April 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

84	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Columbia Retirement Plus 2010 Fund

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class A
Per share data
Net asset value, beginning of period	$9.25	$8.53	$6.92	$9.51	$10.91
Income from investment operations:
Net investment income	0.20	0.19	0.22	0.20	0.22
Net realized and unrealized gain (loss)	(0.02)	0.76	1.68	(2.62)	(0.55)
Total from investment operations	0.18	0.95	1.90	(2.42)	(0.33)
Less distributions to shareholders from:
Net investment income	(0.23)	(0.23)	(0.29)	(0.17)	(0.33)
Net realized gains	—	—	—	—	(0.56)
Tax return of capital	—	—	—	—	(0.18)
Total distributions to shareholders	(0.23)	(0.23)	(0.29)	(0.17)	(1.07)
Net asset value, end of period	$9.20	$9.25	$8.53	$6.92	$9.51
Total return	2.10%	11.37%	27.74%	(25.49% )	(3.29% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.03%	1.53%	1.24%	0.89%	0.84%
Net expenses after fees waived or expenses reimbursed(b)	0.31%	0.33%	0.38%	0.36%	0.37%
Net investment income	2.25%	2.18%	2.74%	2.59%	2.20%
Supplemental data
Net assets, end of period (in thousands)	$2,728	$3,664	$3,005	$3,096	$3,817
Portfolio turnover	88%	91%	53%	55%	92%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	85

Financial Highlights (continued)

Columbia Retirement Plus 2010 Fund (continued)

	Year ended April 30,
	2012	2011(a)
	(Liquidation Basis)
Class C
Per share data
Net asset value, beginning of period	$9.21	$8.43
Income from investment operations:
Net investment income (loss)	0.13	(0.01)
Net realized and unrealized gain (loss)	(0.01)	0.95
Total from investment operations	0.12	0.94
Less distributions to shareholders from:
Net investment income	(0.16)	(0.16)
Total distributions to shareholders	(0.16)	(0.16)
Net asset value, end of period	$9.17	$9.21
Total return	1.41%	11.29%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.78%	2.16%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.05%	1.04%	(c)
Net investment income (loss)	1.50%	(0.26%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$492	$394
Portfolio turnover	88%	91%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to April 30, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

86	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2010 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class R
Per share data
Net asset value, beginning of period	$9.25	$8.53	$6.92	$9.52	$10.90
Income from investment operations:
Net investment income	0.18	0.16	0.18	0.18	0.22
Net realized and unrealized gain (loss)	(0.02)	0.76	1.69	(2.62)	(0.56)
Total from investment operations	0.16	0.92	1.87	(2.44)	(0.34)
Less distributions to shareholders from:
Net investment income	(0.21)	(0.20)	(0.26)	(0.16)	(0.30)
Net realized gains	—	—	—	—	(0.56)
Tax return of capital	—	—	—	—	(0.18)
Total distributions to shareholders	(0.21)	(0.20)	(0.26)	(0.16)	(1.04)
Net asset value, end of period	$9.20	$9.25	$8.53	$6.92	$9.52
Total return	1.85%	11.01%	27.25%	(25.70% )	(3.35% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.25%	1.82%	1.69%	1.31%	1.18%
Net expenses after fees waived or expenses reimbursed(b)	0.56%	0.65%	0.78%	0.58%	0.58%
Net investment income	1.99%	1.85%	2.30%	2.32%	2.09%
Supplemental data
Net assets, end of period (in thousands)	$4	$4	$4	$3	$4
Portfolio turnover	88%	91%	53%	55%	92%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	87

Financial Highlights (continued)

Columbia Retirement Plus 2010 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class Z
Per share data
Net asset value, beginning of period	$9.26	$8.54	$6.93	$9.52	$10.91
Income from investment operations:
Net investment income	0.22	0.20	0.23	0.22	0.23
Net realized and unrealized gain (loss)	(0.01)	0.77	1.68	(2.63)	(0.54)
Total from investment operations	0.21	0.97	1.91	(2.41)	(0.31)
Less distributions to shareholders from:
Net investment income	(0.25)	(0.25)	(0.30)	(0.18)	(0.34)
Net realized gains	—	—	—	—	(0.56)
Tax return of capital	—	—	—	—	(0.18)
Total distributions to shareholders	(0.25)	(0.25)	(0.30)	(0.18)	(1.08)
Net asset value, end of period	$9.22	$9.26	$8.54	$6.93	$9.52
Total return	2.46%	11.60%	27.94%	(25.35% )	(3.11% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.76%	1.32%	1.08%	0.72%	0.58%
Net expenses after fees waived or expenses reimbursed(b)	0.06%	0.11%	0.18%	0.18%	0.22%
Net investment income	2.49%	2.40%	2.89%	2.72%	2.21%
Supplemental data
Net assets, end of period (in thousands)	$6,804	$6,764	$5,248	$4,704	$12,475
Portfolio turnover	88%	91%	53%	55%	92%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

88	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2015 Fund

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class A
Per share data
Net asset value, beginning of period	$9.39	$8.53	$6.79	$9.71	$11.03
Income from investment operations:
Net investment income	0.18	0.17	0.22	0.18	0.18
Net realized and unrealized gain (loss)	(0.06)	0.89	1.78	(3.06)	(0.59)
Total from investment operations	0.12	1.06	2.00	(2.88)	(0.41)
Less distributions to shareholders from:
Net investment income	(0.30)	(0.20)	(0.26)	(0.04)	(0.29)
Net realized gains	—	—	—	—	(0.53)
Tax return of capital	—	—	—	—	(0.09)
Total distributions to shareholders	(0.30)	(0.20)	(0.26)	(0.04)	(0.91)
Net asset value, end of period	$9.21	$9.39	$8.53	$6.79	$9.71
Total return	1.58%	12.54%	29.76%	(29.67% )	(3.93% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.22%	0.81%	0.76%	0.67%	0.63%
Net expenses after fees waived or expenses reimbursed(b)	0.31%	0.33%	0.38%	0.36%	0.38%
Net investment income	2.03%	1.95%	2.83%	2.35%	1.76%
Supplemental data
Net assets, end of period (in thousands)	$5,601	$6,055	$5,098	$4,840	$6,250
Portfolio turnover	81%	89%	126%	53%	47%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	89

Financial Highlights (continued)

Columbia Retirement Plus 2015 Fund (continued)

	Year ended April 30,
	2012	2011(a)
	(Liquidation Basis)
Class C
Per share data
Net asset value, beginning of period	$9.33	$8.45
Income from investment operations:
Net investment income	0.13	0.10
Net realized and unrealized gain (loss)	(0.08)	1.00
Total from investment operations	0.05	1.10
Less distributions to shareholders from:
Net investment income	(0.29)	(0.22)
Total distributions to shareholders	(0.29)	(0.22)
Net asset value, end of period	$9.09	$9.33
Total return	0.77%	13.15%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.99%	1.45%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.03%	1.03%	(c)
Net investment income	1.52%	1.89%	(c)
Supplemental data
Net assets, end of period (in thousands)	$774	$308
Portfolio turnover	81%	89%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to April 30, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

90	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2015 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class R
Per share data
Net asset value, beginning of period	$9.40	$8.54	$6.80	$9.72	$11.02
Income from investment operations:
Net investment income	0.16	0.14	0.19	0.16	0.18
Net realized and unrealized gain (loss)	(0.07)	0.89	1.79	(3.06)	(0.61)
Total from investment operations	0.09	1.03	1.98	(2.90)	(0.43)
Less distributions to shareholders from:
Net investment income	(0.28)	(0.17)	(0.24)	(0.02)	(0.25)
Net realized gains	—	—	—	—	(0.53)
Tax return of capital	—	—	—	—	(0.09)
Total distributions to shareholders	(0.28)	(0.17)	(0.24)	(0.02)	(0.87)
Net asset value, end of period	$9.21	$9.40	$8.54	$6.80	$9.72
Total return	1.26%	12.17%	29.34%	(29.80% )	(4.14% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.46%	1.11%	1.18%	1.08%	1.04%
Net expenses after fees waived or expenses reimbursed(b)	0.55%	0.64%	0.78%	0.58%	0.58%
Net investment income	1.78%	1.58%	2.47%	2.07%	1.67%
Supplemental data
Net assets, end of period (in thousands)	$6	$6	$4	$3	$5
Portfolio turnover	81%	89%	126%	53%	47%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	91

Financial Highlights (continued)

Columbia Retirement Plus 2015 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class Z
Per share data
Net asset value, beginning of period	$9.43	$8.56	$6.81	$9.73	$11.05
Income from investment operations:
Net investment income	0.20	0.18	0.24	0.19	0.19
Net realized and unrealized gain (loss)	(0.07)	0.90	1.79	(3.06)	(0.59)
Total from investment operations	0.13	1.08	2.03	(2.87)	(0.40)
Less distributions to shareholders from:
Net investment income	(0.32)	(0.21)	(0.28)	(0.05)	(0.30)
Net realized gains	—	—	—	—	(0.53)
Tax return of capital	—	—	—	—	(0.09)
Total distributions to shareholders	(0.32)	(0.21)	(0.28)	(0.05)	(0.92)
Net asset value, end of period	$9.24	$9.43	$8.56	$6.81	$9.73
Total return	1.73%	12.81%	30.12%	(29.53% )	(3.86% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.97%	0.59%	0.58%	0.49%	0.45%
Net expenses after fees waived or expenses reimbursed(b)	0.06%	0.10%	0.18%	0.18%	0.22%
Net investment income	2.28%	2.15%	3.03%	2.44%	1.80%
Supplemental data
Net assets, end of period (in thousands)	$16,295	$18,470	$16,572	$13,013	$23,422
Portfolio turnover	81%	89%	126%	53%	47%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

92	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2020 Fund

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class A
Per share data
Net asset value, beginning of period	$9.03	$8.06	$6.33	$9.61	$11.07
Income from investment operations:
Net investment income	0.15	0.13	0.20	0.17	0.14
Net realized and unrealized gain (loss)	(0.09)	1.00	1.76	(3.35)	(0.61)
Total from investment operations	0.06	1.13	1.96	(3.18)	(0.47)
Less distributions to shareholders from:
Net investment income	(0.22)	(0.16)	(0.23)	(0.10)	(0.26)
Net realized gains	—	—	—	—	(0.52)
Tax return of capital	—	—	—	—	(0.21)
Total distributions to shareholders	(0.22)	(0.16)	(0.23)	(0.10)	(0.99)
Net asset value, end of period	$8.87	$9.03	$8.06	$6.33	$9.61
Total return	0.86%	14.21%	31.19%	(33.08% )	(4.58% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.12%	0.78%	0.75%	0.70%	0.57%
Net expenses after fees waived or expenses reimbursed(b)	0.30%	0.33%	0.39%	0.39%	0.41%
Net investment income	1.80%	1.64%	2.63%	2.45%	1.33%
Supplemental data
Net assets, end of period (in thousands)	$6,282	$6,304	$5,668	$3,732	$3,301
Portfolio turnover	73%	98%	53%	52%	50%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	93

Financial Highlights (continued)

Columbia Retirement Plus 2020 Fund (continued)

	Year ended April 30,
	2012	2011(a)
	(Liquidation Basis)
Class C
Per share data
Net asset value, beginning of period	$8.97	$7.96
Income from investment operations:
Net investment income	0.09	0.08
Net realized and unrealized gain (loss)	(0.09)	1.11
Total from investment operations	0.00	1.19
Less distributions to shareholders from:
Net investment income	(0.16)	(0.18)
Total distributions to shareholders	(0.16)	(0.18)
Net asset value, end of period	$8.81	$8.97
Total return	0.11%	15.11%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.88%	1.56%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.05%	1.03%	(c)
Net investment income	1.09%	1.70%	(c)
Supplemental data
Net assets, end of period (in thousands)	$49	$43
Portfolio turnover	73%	98%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to April 30, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

94	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2020 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class R
Per share data
Net asset value, beginning of period	$9.02	$8.06	$6.35	$9.64	$11.07
Income from investment operations:
Net investment income	0.13	0.10	0.13	0.14	0.13
Net realized and unrealized gain (loss)	(0.10)	1.00	1.81	(3.34)	(0.61)
Total from investment operations	0.03	1.10	1.94	(3.20)	(0.48)
Less distributions to shareholders from:
Net investment income	(0.19)	(0.14)	(0.23)	(0.09)	(0.22)
Net realized gains	—	—	—	—	(0.52)
Tax return of capital	—	—	—	—	(0.21)
Total distributions to shareholders	(0.19)	(0.14)	(0.23)	(0.09)	(0.95)
Net asset value, end of period	$8.86	$9.02	$8.06	$6.35	$9.64
Total return	0.58%	13.77%	30.83%	(33.25% )	(4.65% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.38%	1.08%	1.24%	1.03%	0.98%
Net expenses after fees waived or expenses reimbursed(b)	0.54%	0.63%	0.78%	0.59%	0.58%
Net investment income	1.57%	1.25%	1.71%	1.88%	1.26%
Supplemental data
Net assets, end of period (in thousands)	$169	$143	$78	$9	$4
Portfolio turnover	73%	98%	53%	52%	50%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	95

Financial Highlights (continued)

Columbia Retirement Plus 2020 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class Z
Per share data
Net asset value, beginning of period	$9.08	$8.11	$6.36	$9.65	$11.09
Income from investment operations:
Net investment income	0.18	0.15	0.22	0.18	0.15
Net realized and unrealized gain (loss)	(0.10)	1.00	1.77	(3.36)	(0.59)
Total from investment operations	0.08	1.15	1.99	(3.18)	(0.44)
Less distributions to shareholders from:
Net investment income	(0.24)	(0.18)	(0.24)	(0.11)	(0.27)
Net realized gains	—	—	—	—	(0.52)
Tax return of capital	—	—	—	—	(0.21)
Total distributions to shareholders	(0.24)	(0.18)	(0.24)	(0.11)	(1.00)
Net asset value, end of period	$8.92	$9.08	$8.11	$6.36	$9.65
Total return	1.09%	14.33%	31.58%	(32.98% )	(4.28% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.87%	0.56%	0.55%	0.47%	0.38%
Net expenses after fees waived or expenses reimbursed(b)	0.06%	0.10%	0.18%	0.18%	0.22%
Net investment income	2.09%	1.84%	2.91%	2.37%	1.39%
Supplemental data
Net assets, end of period (in thousands)	$20,756	$19,984	$17,797	$14,825	$28,546
Portfolio turnover	73%	98%	53%	52%	50%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

96	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2025 Fund

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class A
Per share data
Net asset value, beginning of period	$9.13	$8.06	$6.26	$9.65	$11.08
Income from investment operations:
Net investment income	0.14	0.11	0.19	0.15	0.10
Net realized and unrealized gain (loss)	(0.16)	1.12	1.82	(3.54)	(0.62)
Total from investment operations	(0.02)	1.23	2.01	(3.39)	(0.52)
Less distributions to shareholders from:
Net investment income	(0.23)	(0.16)	(0.21)	—	(0.23)
Net realized gains	—	—	—	—	(0.58)
Tax return of capital	—	—	—	—	(0.10)
Total distributions to shareholders	(0.23)	(0.16)	(0.21)	—	(0.91)
Net asset value, end of period	$8.88	$9.13	$8.06	$6.26	$9.65
Total return	0.04%	15.45%	32.26%	(35.13% )	(4.93% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.05%	0.72%	0.78%	0.74%	0.61%
Net expenses after fees waived or expenses reimbursed(b)	0.30%	0.34%	0.39%	0.39%	0.42%
Net investment income	1.60%	1.40%	2.60%	2.10%	1.00%
Supplemental data
Net assets, end of period (in thousands)	$4,344	$4,599	$3,283	$2,262	$2,654
Portfolio turnover	78%	89%	52%	47%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	97

Financial Highlights (continued)

Columbia Retirement Plus 2025 Fund (continued)

	Year ended April 30,
	2012	2011(a)
	(Liquidation Basis)
Class C
Per share data
Net asset value, beginning of period	$9.09	$7.92
Income from investment operations:
Net investment income	0.05	0.06
Net realized and unrealized gain (loss)	(0.12)	1.28
Total from investment operations	(0.07)	1.34
Less distributions to shareholders from:
Net investment income	(0.07)	(0.17)
Total distributions to shareholders	(0.07)	(0.17)
Net asset value, end of period	$8.95	$9.09
Total return	(0.64% )	17.12%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.84%	1.45%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.07%	1.02%	(c)
Net investment income	0.63%	1.30%	(c)
Supplemental data
Net assets, end of period (in thousands)	$419	$879
Portfolio turnover	78%	89%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to April 30, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

98	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2025 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class R
Per share data
Net asset value, beginning of period	$9.13	$8.04	$6.27	$9.68	$11.09
Income from investment operations:
Net investment income	0.12	0.07	0.16	0.11	0.11
Net realized and unrealized gain (loss)	(0.15)	1.14	1.80	(3.52)	(0.64)
Total from investment operations	(0.03)	1.21	1.96	(3.41)	(0.53)
Less distributions to shareholders from:
Net investment income	(0.22)	(0.12)	(0.19)	—	(0.20)
Net realized gains	—	—	—	—	(0.58)
Tax return of capital	—	—	—	—	(0.10)
Total distributions to shareholders	(0.22)	(0.12)	(0.19)	—	(0.88)
Net asset value, end of period	$8.88	$9.13	$8.04	$6.27	$9.68
Total return	(0.14% )	15.14%	31.50%	(35.23% )	(5.03% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.30%	1.01%	1.11%	0.91%	0.97%
Net expenses after fees waived or expenses reimbursed(b)	0.55%	0.62%	0.78%	0.60%	0.58%
Net investment income	1.36%	0.87%	2.21%	1.56%	1.02%
Supplemental data
Net assets, end of period (in thousands)	$22	$44	$23	$15	$5
Portfolio turnover	78%	89%	52%	47%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	99

Financial Highlights (continued)

Columbia Retirement Plus 2025 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class Z
Per share data
Net asset value, beginning of period	$9.20	$8.11	$6.30	$9.68	$11.11
Income from investment operations:
Net investment income	0.16	0.13	0.21	0.16	0.12
Net realized and unrealized gain (loss)	(0.16)	1.13	1.82	(3.54)	(0.62)
Total from investment operations	0.00	1.26	2.03	(3.38)	(0.50)
Less distributions to shareholders from:
Net investment income	(0.25)	(0.17)	(0.22)	—	(0.25)
Net realized gains	—	—	—	—	(0.58)
Tax return of capital	—	—	—	—	(0.10)
Total distributions to shareholders	(0.25)	(0.17)	(0.22)	—	(0.93)
Net asset value, end of period	$8.95	$9.20	$8.11	$6.30	$9.68
Total return	0.30%	15.76%	32.45%	(34.92% )	(4.77% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.80%	0.49%	0.51%	0.45%	0.40%
Net expenses after fees waived or expenses reimbursed(b)	0.05%	0.09%	0.18%	0.18%	0.22%
Net investment income	1.84%	1.58%	2.83%	2.15%	1.11%
Supplemental data
Net assets, end of period (in thousands)	$28,440	$28,433	$23,160	$18,490	$32,458
Portfolio turnover	78%	89%	52%	47%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

100	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2030 Fund

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class A
Per share data
Net asset value, beginning of period	$9.20	$8.08	$6.29	$9.71	$11.13
Income from investment operations:
Net investment income	0.13	0.10	0.18	0.12	0.13
Net realized and unrealized gain (loss)	(0.15)	1.15	1.83	(3.53)	(0.65)
Total from investment operations	(0.02)	1.25	2.01	(3.41)	(0.52)
Less distributions to shareholders from:
Net investment income	(0.23)	(0.13)	(0.22)	(0.01)	(0.24)
Net realized gains	—	—	—	—	(0.51)
Tax return of capital	—	—	—	—	(0.15)
Total distributions to shareholders	(0.23)	(0.13)	(0.22)	(0.01)	(0.90)
Net asset value, end of period	$8.95	$9.20	$8.08	$6.29	$9.71
Total return	(0.01% )	15.60%	32.17%	(35.09% )	(4.91% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.09%	0.75%	0.67%	0.69%	0.59%
Net expenses after fees waived or expenses reimbursed(b)	0.30%	0.34%	0.39%	0.39%	0.42%
Net investment income	1.47%	1.27%	2.50%	1.72%	1.23%
Supplemental data
Net assets, end of period (in thousands)	$3,760	$3,433	$3,128	$4,733	$3,046
Portfolio turnover	71%	91%	57%	47%	50%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	101

Financial Highlights (continued)

Columbia Retirement Plus 2030 Fund (continued)

	Year ended April 30,
	2012	2011(a)
	(Liquidation Basis)
Class C
Per share data
Net asset value, beginning of period	$9.15	$7.94
Income from investment operations:
Net investment income	0.03	0.06
Net realized and unrealized gain (loss)	(0.13)	1.30
Total from investment operations	(0.10)	1.36
Less distributions to shareholders from:
Net investment income	(0.16)	(0.15)
Total distributions to shareholders	(0.16)	(0.15)
Net asset value, end of period	$8.89	$9.15
Total return	(0.87% )	17.27%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.81%	1.53%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.03%	1.02%	(c)
Net investment income	0.39%	1.22%	(c)
Supplemental data
Net assets, end of period (in thousands)	$138	$34
Portfolio turnover	71%	91%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to April 30, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

102	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2030 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009		2008
	(Liquidation Basis)
Class R
Per share data
Net asset value, beginning of period	$9.20	$8.08	$6.30	$9.73		$11.12
Income from investment operations:
Net investment income	0.11	0.08	0.15	0.11		0.11
Net realized and unrealized gain (loss)	(0.16)	1.15	1.84	(3.54)		(0.64)
Total from investment operations	(0.05)	1.23	1.99	(3.43)		(0.53)
Less distributions to shareholders from:
Net investment income	(0.21)	(0.11)	(0.21)	(0.00	)(a)	(0.20)
Net realized gains	—	—	—	—		(0.51)
Tax return of capital	—	—	—	—		(0.15)
Total distributions to shareholders	(0.21)	(0.11)	(0.21)	(0.00	)(a)	(0.86)
Net asset value, end of period	$8.94	$9.20	$8.08	$6.30		$9.73
Total return	(0.31% )	15.29%	31.79%	(35.23%	)	(5.01% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.34%	1.03%	1.10%	1.09%		1.00%
Net expenses after fees waived or expenses reimbursed(c)	0.54%	0.62%	0.78%	0.61%		0.58%
Net investment income	1.23%	0.99%	2.06%	1.51%		1.02%
Supplemental data
Net assets, end of period (in thousands)	$20	$17	$12	$7		$5
Portfolio turnover	71%	91%	57%	47%		50%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	103

Financial Highlights (continued)

Columbia Retirement Plus 2030 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class Z
Per share data
Net asset value, beginning of period	$9.23	$8.10	$6.31	$9.74	$11.15
Income from investment operations:
Net investment income	0.15	0.13	0.21	0.16	0.12
Net realized and unrealized gain (loss)	(0.16)	1.15	1.83	(3.56)	(0.62)
Total from investment operations	(0.01)	1.28	2.04	(3.40)	(0.50)
Less distributions to shareholders from:
Net investment income	(0.25)	(0.15)	(0.25)	(0.03)	(0.25)
Net realized gains	—	—	—	—	(0.51)
Tax return of capital	—	—	—	—	(0.15)
Total distributions to shareholders	(0.25)	(0.15)	(0.25)	(0.03)	(0.91)
Net asset value, end of period	$8.97	$9.23	$8.10	$6.31	$9.74
Total return	0.12%	15.98%	32.51%	(34.96% )	(4.73% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.84%	0.50%	0.49%	0.48%	0.39%
Net expenses after fees waived or expenses reimbursed(b)	0.05%	0.09%	0.18%	0.18%	0.22%
Net investment income	1.69%	1.55%	2.82%	2.20%	1.15%
Supplemental data
Net assets, end of period (in thousands)	$29,006	$28,887	$22,380	$18,045	$29,048
Portfolio turnover	71%	91%	57%	47%	50%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

104	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2035 Fund

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class A
Per share data
Net asset value, beginning of period	$9.10	$7.99	$6.22	$9.61	$11.06
Income from investment operations:
Net investment income	0.11	0.11	0.19	0.16	0.11
Net realized and unrealized gain (loss)	(0.14)	1.14	1.81	(3.54)	(0.62)
Total from investment operations	(0.03)	1.25	2.00	(3.38)	(0.51)
Less distributions to shareholders from:
Net investment income	(0.20)	(0.14)	(0.23)	(0.01)	(0.24)
Net realized gains	—	—	—	—	(0.65)
Tax return of capital	—	—	—	—	(0.05)
Total distributions to shareholders	(0.20)	(0.14)	(0.23)	(0.01)	(0.94)
Net asset value, end of period	$8.87	$9.10	$7.99	$6.22	$9.61
Total return	(0.04% )	15.81%	32.30%	(35.21% )	(4.93% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.23%	0.87%	0.91%	0.88%	0.78%
Net expenses after fees waived or expenses reimbursed(b)	0.30%	0.35%	0.39%	0.39%	0.43%
Net investment income	1.33%	1.39%	2.54%	2.21%	1.07%
Supplemental data
Net assets, end of period (in thousands)	$2,651	$2,872	$1,956	$1,296	$1,526
Portfolio turnover	68%	95%	54%	48%	44%
Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	105

Financial Highlights (continued)

Columbia Retirement Plus 2035 Fund (continued)

	Year ended April 30,
	2012	2011(a)
	(Liquidation Basis)
Class C
Per share data
Net asset value, beginning of period	$9.05	$7.85
Income from investment operations:
Net investment income	0.05	0.06
Net realized and unrealized gain (loss)	(0.14)	1.29
Total from investment operations	(0.09)	1.35
Less distributions to shareholders from:
Net investment income	(0.14)	(0.15)
Total distributions to shareholders	(0.14)	(0.15)
Net asset value, end of period	$8.82	$9.05
Total return	(0.80% )	17.40%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.98%	1.67%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.05%	1.02%	(c)
Net investment income	0.58%	1.29%	(c)
Supplemental data
Net assets, end of period (in thousands)	$166	$159
Portfolio turnover	68%	95%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (when shares became available) to April 30, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

106	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2035 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class R
Per share data
Net asset value, beginning of period	$9.11	$8.00	$6.23	$9.63	$11.06
Income from investment operations:
Net investment income	0.09	0.08	0.16	0.13	0.11
Net realized and unrealized gain (loss)	(0.13)	1.14	1.81	(3.53)	(0.64)
Total from investment operations	(0.04)	1.22	1.97	(3.40)	(0.53)
Less distributions to shareholders from:
Net investment income	(0.19)	(0.11)	(0.20)	—	(0.20)
Net realized gains	—	—	—	—	(0.65)
Tax return of capital	—	—	—	—	(0.05)
Total distributions to shareholders	(0.19)	(0.11)	(0.20)	—	(0.90)
Net asset value, end of period	$8.88	$9.11	$8.00	$6.23	$9.63
Total return	(0.27% )	15.37%	31.81%	(35.31% )	(5.05% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.44%	1.11%	1.16%	1.16%	1.11%
Net expenses after fees waived or expenses reimbursed(b)	0.55%	0.61%	0.77%	0.57%	0.58%
Net investment income	1.08%	0.98%	2.25%	1.84%	1.03%
Supplemental data
Net assets, end of period (in thousands)	$6	$6	$4	$3	$4
Portfolio turnover	68%	95%	54%	48%	44%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	107

Financial Highlights (continued)

Columbia Retirement Plus 2035 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class Z
Per share data
Net asset value, beginning of period	$9.14	$8.02	$6.24	$9.64	$11.08
Income from investment operations:
Net investment income	0.13	0.13	0.21	0.16	0.12
Net realized and unrealized gain (loss)	(0.13)	1.14	1.81	(3.54)	(0.61)
Total from investment operations	—	1.27	2.02	(3.38)	(0.49)
Less distributions to shareholders from:
Net investment income	(0.23)	(0.15)	(0.24)	(0.02)	(0.25)
Net realized gains	—	—	—	—	(0.65)
Tax return of capital	—	—	—	—	(0.05)
Total distributions to shareholders	(0.23)	(0.15)	(0.24)	(0.02)	(0.95)
Net asset value, end of period	$8.91	$9.14	$8.02	$6.24	$9.64
Total return	0.23%	16.04%	32.57%	(35.09% )	(4.69% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.98%	0.63%	0.62%	0.58%	0.52%
Net expenses after fees waived or expenses reimbursed(b)	0.05%	0.10%	0.18%	0.18%	0.22%
Net investment income	1.57%	1.55%	2.83%	2.20%	1.11%
Supplemental data
Net assets, end of period (in thousands)	$23,699	$21,936	$17,305	$13,096	$19,849
Portfolio turnover	68%	95%	54%	48%	44%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

108	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2040 Fund

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class A
Per share data
Net asset value, beginning of period	$8.86	$7.77	$6.04	$9.51	$11.11
Income from investment operations:
Net investment income	0.09	0.10	0.18	0.15	0.10
Net realized and unrealized gain (loss)	(0.11)	1.12	1.76	(3.47)	(0.62)
Total from investment operations	(0.02)	1.22	1.94	(3.32)	(0.52)
Less distributions to shareholders from:
Net investment income	(0.13)	(0.13)	(0.21)	(0.15)	(0.25)
Net realized gains	—	—	—	—	(0.55)
Tax return of capital	—	—	—	—	(0.28)
Total distributions to shareholders	(0.13)	(0.13)	(0.21)	(0.15)	(1.08)
Net asset value, end of period	$8.71	$8.86	$7.77	$6.04	$9.51
Total return	(0.01% )	15.81%	32.26%	(34.95% )	(5.01% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.45%	1.09%	1.17%	1.23%	0.93%
Net expenses after fees waived or expenses reimbursed(b)	0.30%	0.39%	0.39%	0.39%	0.43%
Net investment income	1.09%	1.26%	2.58%	2.08%	0.99%
Supplemental data
Net assets, end of period (in thousands)	$2,013	$2,036	$1,741	$1,247	$1,440
Portfolio turnover	70%	94%	55%	50%	52%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	109

Financial Highlights (continued)

Columbia Retirement Plus 2040 Fund (continued)

	Year ended April 30,
	2012	2011(a)
	(Liquidation Basis)
Class C
Per share data
Net asset value, beginning of period	$8.81	$7.63
Income from investment operations:
Net investment income	0.05	0.06
Net realized and unrealized gain (loss)	(0.12)	1.26
Total from investment operations	(0.07)	1.32
Less distributions to shareholders from:
Net investment income	(0.12)	(0.14)
Total distributions to shareholders	(0.12)	(0.14)
Net asset value, end of period	$8.62	$8.81
Total return	(0.60% )	17.43%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.17%	1.91%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.03%	1.03%	(c)
Net investment income	0.58%	1.16%	(c)
Supplemental data
Net assets, end of period (in thousands)	$7	$3
Portfolio turnover	70%	94%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to April 30, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

110	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2040 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class R
Per share data
Net asset value, beginning of period	$8.88	$7.78	$6.06	$9.54	$11.10
Income from investment operations:
Net investment income	0.06	0.08	0.16	0.12	0.11
Net realized and unrealized gain (loss)	(0.09)	1.12	1.75	(3.46)	(0.63)
Total from investment operations	(0.03)	1.20	1.91	(3.34)	(0.52)
Less distributions to shareholders from:
Net investment income	(0.06)	(0.10)	(0.19)	(0.14)	(0.21)
Net realized gains	—	—	—	—	(0.55)
Tax return of capital	—	—	—	—	(0.28)
Total distributions to shareholders	(0.06)	(0.10)	(0.19)	(0.14)	(1.04)
Net asset value, end of period	$8.79	$8.88	$7.78	$6.06	$9.54
Total return	(0.23% )	15.58%	31.69%	(35.07% )	(5.01% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.66%	1.36%	1.39%	1.38%	1.09%
Net expenses after fees waived or expenses reimbursed(b)	0.55%	0.64%	0.78%	0.59%	0.58%
Net investment income	0.68%	1.04%	2.23%	1.71%	1.07%
Supplemental data
Net assets, end of period (in thousands)	$4	$14	$11	$8	$4
Portfolio turnover	70%	94%	55%	50%	52%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	111

Financial Highlights (continued)

Columbia Retirement Plus 2040 Fund (continued)

	Year ended April 30,
	2012	2011	2010	2009	2008
	(Liquidation Basis)
Class Z
Per share data
Net asset value, beginning of period	$8.91	$7.80	$6.06	$9.55	$11.13
Income from investment operations:
Net investment income	0.11	0.12	0.20	0.16	0.13
Net realized and unrealized gain (loss)	(0.10)	1.13	1.76	(3.49)	(0.62)
Total from investment operations	0.01	1.25	1.96	(3.33)	(0.49)
Less distributions to shareholders from:
Net investment income	(0.16)	(0.14)	(0.22)	(0.16)	(0.26)
Net realized gains	—	—	—	—	(0.55)
Tax return of capital	—	—	—	—	(0.28)
Total distributions to shareholders	(0.16)	(0.14)	(0.22)	(0.16)	(1.09)
Net asset value, end of period	$8.76	$8.91	$7.80	$6.06	$9.55
Total return	0.30%	16.25%	32.56%	(34.93% )	(4.74% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.20%	0.80%	0.79%	0.80%	0.46%
Net expenses after fees waived or expenses reimbursed(b)	0.05%	0.10%	0.18%	0.18%	0.22%
Net investment income	1.35%	1.57%	2.81%	2.18%	1.20%
Supplemental data
Net assets, end of period (in thousands)	$18,974	$16,573	$12,213	$8,535	$11,852
Portfolio turnover	70%	94%	55%	50%	52%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

112	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2045 Fund

	Year ended April 30,
	2012		2011	2010	2009	2008
	(Liquidation Basis)
Class A
Per share data
Net asset value, beginning of period	$9.08		$7.93	$6.17	$9.64	$11.10
Income from investment operations:
Net investment income	0.08		0.11	0.19	0.15	0.12
Net realized and unrealized gain (loss)	(0.10	)(a)	1.17	1.79	(3.55)	(0.64)
Total from investment operations	(0.02)		1.28	1.98	(3.40)	(0.52)
Less distributions to shareholders from:
Net investment income	(0.15)		(0.13)	(0.22)	(0.07)	(0.24)
Net realized gains	(0.01)		—	—	—	(0.67)
Tax return of capital	—		—	—	—	(0.03)
Total distributions to shareholders	(0.16)		(0.13)	(0.22)	(0.07)	(0.94)
Net asset value, end of period	$8.90		$9.08	$7.93	$6.17	$9.64
Total return	0.00%	(b)	16.26%	32.24%	(35.26% )	(4.93% )
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.43%		1.17%	1.26%	1.41%	1.37%
Net expenses after fees waived or expenses reimbursed(d)	0.31%		0.39%	0.39%	0.39%	0.43%
Net investment income	0.94%		1.35%	2.62%	2.11%	1.20%
Supplemental data
Net assets, end of period (in thousands)	$1,649		$2,013	$1,472	$1,183	$1,256
Portfolio turnover	78%		94%	64%	51%	50%

Notes to Financial Highlights

(a)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	Rounds to less than 0.01%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	113

Financial Highlights (continued)

Columbia Retirement Plus 2045 Fund (continued)

	Year ended April 30,
	2012		2011(a)
	(Liquidation Basis)
Class C
Per share data
Net asset value, beginning of period	$9.02		$7.80
Income from investment operations:
Net investment income	0.02		0.07
Net realized and unrealized gain (loss)	(0.10	)(b)	1.29
Total from investment operations	(0.08)		1.36
Less distributions to shareholders from:
Net investment income	(0.10)		(0.14)
Net realized gains	(0.01)		—
Total distributions to shareholders	(0.11)		(0.14)
Net asset value, end of period	$8.83		$9.02
Total return	(0.80%	)	17.65%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.18%		1.81%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.06%		1.03%	(d)
Net investment income	0.18%		1.32%	(d)
Supplemental data
Net assets, end of period (in thousands)	$371		$261
Portfolio turnover	78%		94%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to April 30, 2011.
(b)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

114	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2045 Fund (continued)

	Year ended April 30,
	2012		2011	2010	2009	2008
	(Liquidation Basis)
Class R
Per share data
Net asset value, beginning of period	$9.10		$7.94	$6.19	$9.66	$11.08
Income from investment operations:
Net investment income	0.06		0.08	0.16	0.14	0.12
Net realized and unrealized gain (loss)	(0.11	)(a)	1.18	1.78	(3.55)	(0.64)
Total from investment operations	(0.05)		1.26	1.94	(3.41)	(0.52)
Less distributions to shareholders from:
Net investment income	(0.14)		(0.10)	(0.19)	(0.06)	(0.20)
Net realized gains	(0.01)		—	—	—	(0.67)
Tax return of capital	—		—	—	—	(0.03)
Total distributions to shareholders	(0.15)		(0.10)	(0.19)	(0.06)	(0.90)
Net asset value, end of period	$8.90		$9.10	$7.94	$6.19	$9.66
Total return	(0.38%	)	15.93%	31.57%	(35.32% )	(4.93% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.65%		1.41%	1.38%	1.52%	1.51%
Net expenses after fees waived or expenses reimbursed(c)	0.55%		0.63%	0.77%	0.57%	0.58%
Net investment income	0.69%		1.02%	2.15%	1.85%	1.03%
Supplemental data
Net assets, end of period (in thousands)	$9		$5	$4	$3	$5
Portfolio turnover	78%		94%	64%	51%	50%

Notes to Financial Highlights

(a)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	115

Financial Highlights (continued)

Columbia Retirement Plus 2045 Fund (continued)

	Year ended April 30,
	2012		2011	2010	2009	2008
	(Liquidation Basis)
Class R4
Per share data
Net asset value, beginning of period	$9.09		$7.95	$6.19	$9.67	$11.10
Income from investment operations:
Net investment income	0.07		0.11	0.19	0.17	0.17
Net realized and unrealized gain (loss)	(0.08	)(a)	1.17	1.80	(3.55)	(0.64)
Total from investment operations	(0.01)		1.28	1.99	(3.38)	(0.47)
Less distributions to shareholders from:
Net investment income	(0.13)		(0.14)	(0.23)	(0.10)	(0.26)
Net realized gains	(0.01)		—	—	—	(0.67)
Tax return of capital	—		—	—	—	(0.03)
Total distributions to shareholders	(0.14)		(0.14)	(0.23)	(0.10)	(0.96)
Net asset value, end of period	$8.94		$9.09	$7.95	$6.19	$9.67
Total return	0.09%		16.20%	32.31%	(34.94% )	(4.52% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.09%		1.11%	1.12%	1.02%	1.01%
Net expenses after fees waived or expenses reimbursed(c)	0.23%		0.28%	0.26%	0.07%	0.08%
Net investment income	0.86%		1.37%	2.54%	2.35%	1.55%
Supplemental data
Net assets, end of period (in thousands)	$4		$15	$13	$3	$5
Portfolio turnover	78%		94%	64%	51%	50%

Notes to Financial Highlights

(a)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

116	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2045 Fund (continued)

	Year ended April 30,
	2012		2011	2010	2009	2008
	(Liquidation Basis)
Class Z
Per share data
Net asset value, beginning of period	$9.12		$7.96	$6.19	$9.67	$11.12
Income from investment operations:
Net investment income	0.10		0.13	0.21	0.16	0.12
Net realized and unrealized gain (loss)	(0.11	)(a)	1.17	1.79	(3.55)	(0.61)
Total from investment operations	(0.01)		1.30	2.00	(3.39)	(0.49)
Less distributions to shareholders from:
Net investment income	(0.18)		(0.14)	(0.23)	(0.09)	(0.26)
Net realized gains	(0.01)		—	—	—	(0.67)
Tax return of capital	—		—	—	—	(0.03)
Total distributions to shareholders	(0.19)		(0.14)	(0.23)	(0.09)	(0.96)
Net asset value, end of period	$8.92		$9.12	$7.96	$6.19	$9.67
Total return	0.12%		16.51%	32.57%	(35.12% )	(4.72% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.18%		0.89%	0.83%	0.95%	0.95%
Net expenses after fees waived or expenses reimbursed(c)	0.05%		0.10%	0.18%	0.18%	0.21%
Net investment income	1.20%		1.57%	2.83%	2.23%	1.18%
Supplemental data
Net assets, end of period (in thousands)	$21,717		$17,363	$11,615	$7,820	$9,024
Portfolio turnover	78%		94%	64%	51%	50%

Notes to Financial Highlights

(a)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	117

Notes to Financial Statements

April 30, 2012

Note 1. Organization

Columbia Funds Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each a Fund and collectively, the Funds): Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund and Columbia Retirement Plus 2045 Fund. Each Fund currently operates as a diversified fund.

Each Fund is a “fund-of-funds” and invests in a combination of underlying affiliated funds* for which Columbia Management Investment Advisers, LLC (Columbia Management), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or an affiliate acts as investment manager or principal underwriter. Columbia Management is the Investment Manager for the Funds.

*	For information on the goals, investment strategies and risks of the underlying funds please refer to Appendix A and B in the Funds’ most recent prospectus.

On April 11, 2012, the Board of Trustees of the Funds (the Board) authorized pursuit of a liquidation of each of the Funds, pursuant to a Plan of Liquidation and Termination (the Plan), authorizing the redemption of all outstanding shares and liquidation of each Fund. It is anticipated that the redemption of all shares of each of the Funds will occur on or about August 27, 2012 (the Liquidation Date). Shareholders of a Fund may also redeem their investments in a Fund at any time prior to the Liquidation Date. As of the close of business on the business day preceding the Liquidation Date, the Funds will not accept any orders for the purchase of or exchange for shares of any of the Funds. Orders for the purchase of or exchange for shares of any of the Funds may, in that Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Funds.

Fund Shares

Effective at the close of business on April 27, 2012, the Funds were closed to new investors. Shareholders who opened and funded an account with a Fund as of the close of business on this date (including accounts once funded that subsequently reached a zero balance) may, through the day preceding the Liquidation Date (as noted above), continue to make additional purchases of a Fund, including purchases by existing plan-level retirement accounts relating to new or existing participants in such plans seeking to invest in a Fund. Effective April 24, 2012, any applicable contingent deferred sales charges (CDSCs) are waived on redemptions and exchanges out of the Funds. As noted above, all outstanding shares of each of the Funds will be redeemed (liquidated) on the Liquidation Date.

The Trust may issue an unlimited number of shares (without par value) that can be allocated among the separate series as designated by the Board. Each Fund offers Class A, Class C, Class R and Class Z shares. In addition, Columbia Retirement Plus 2045 Fund offers Class R4 shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

118	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

As a result of the Plan, the Funds changed their basis of accounting from a going concern basis to the liquidation basis in conformity with U.S. generally accepted accounting principles (GAAP). Under the liquidation basis of accounting, assets are stated at their net realizable values and liabilities are stated at their net settlement amounts. No adjustments to the net assets of the Funds were required as investments are recorded at fair value, which approximates net realizable value. In addition, the receivables and other assets and liabilities are already recorded at net realizable values or settlement amounts, as appropriate.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Investments in the underlying funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange on the valuation date.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity. The Funds intend to qualify each year as separate regulated investment companies under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually, except for Columbia Retirement Plus 2010 Fund, which are declared and paid quarterly. The Funds may, however, declare and pay distributions from net investment income more frequently. The Funds will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	119

Notes to Financial Statements (continued)

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

The Funds do not pay Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), a direct management fee for managing its assets.

In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds (also referred to as “acquired funds”) in which a Fund invests. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of each Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended April 30, 2012, other expenses paid to this company by each Fund were $1,363.

Compensation of Board Members

Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of each Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Funds. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Funds for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds that is a percentage of the average aggregate value of the Funds’ shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

120	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

For the year ended April 30, 2012, the Funds’ effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class A	Class C	Class R	Class R4	Class Z
Columbia Retirement Plus 2010 Fund	0.23%	0.23%	0.23%	—%	0.23%
Columbia Retirement Plus 2015 Fund	0.24	0.26	0.24	—	0.24
Columbia Retirement Plus 2020 Fund	0.23	0.23	0.23	—	0.23
Columbia Retirement Plus 2025 Fund	0.29	0.34	0.28	—	0.29
Columbia Retirement Plus 2030 Fund	0.29	0.25	0.28	—	0.29
Columbia Retirement Plus 2035 Fund	0.30	0.29	0.30	—	0.29
Columbia Retirement Plus 2040 Fund	0.30	0.26	0.35	—	0.29
Columbia Retirement Plus 2045 Fund	0.31	0.30	0.31	0.05	0.30

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Columbia Retirement Plus 2045 Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

Each Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund paid a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of each Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) for each Fund was approximately as follows:

Fund	Class C
Columbia Retirement Plus 2010 Fund	$3,000
Columbia Retirement Plus 2015 Fund	3,000
Columbia Retirement Plus 2020 Fund	—
Columbia Retirement Plus 2025 Fund	1,000
Columbia Retirement Plus 2030 Fund	1,000
Columbia Retirement Plus 2035 Fund	—
Columbia Retirement Plus 2040 Fund	—
Columbia Retirement Plus 2045 Fund	8,000

These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund’s shares for the year ended April 30, 2012, are as follows:

Fund	Class A	Class C
Columbia Retirement Plus 2010 Fund	$17,072	$—
Columbia Retirement Plus 2015 Fund	11,814	7
Columbia Retirement Plus 2020 Fund	17,341	—
Columbia Retirement Plus 2025 Fund	11,744	1
Columbia Retirement Plus 2030 Fund	14,639	—
Columbia Retirement Plus 2035 Fund	15,583	7
Columbia Retirement Plus 2040 Fund	13,443	—
Columbia Retirement Plus 2045 Fund	10,130	53

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	121

Notes to Financial Statements (continued)

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective November 16, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through August 31, 2014, unless sooner terminated at the sole discretion of the Board, so that net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of each Fund’s average daily net assets:

Class A	0.25%
Class C	1.00
Class R	0.50
Class R4*	0.25
Class Z	0.00

*	For Columbia Retirement Plus 2045 Fund only.

For the period from July 1, 2011 through November 15, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of each Fund’s average daily net assets:

Class A	0.39%
Class C	1.14
Class R	0.64
Class R4*	0.32
Class Z	0.14

*	For Columbia Retirement Plus 2045 Fund only.

Prior to July 1, 2011, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of each Fund’s average daily net assets:

Class A	0.39%
Class C	1.14
Class R	0.78
Class R4*	0.28
Class Z	0.18

*	For Columbia Retirement Plus 2045 Fund only.

Under the agreements, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended April 30, 2012, these differences are primarily due to differing treatments for deferral/reversal of wash sales, foreign tax credit, post-October capital losses, and short-term capital gain distributions from investments in mutual funds.

122	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (excess of distributions over) net investment income	Accumulated net realized gain (loss)	Paid-in capital increase (decrease)
Columbia Retirement Plus 2010 Fund	$32,285	$(32,285)	$—
Columbia Retirement Plus 2015 Fund	82,498	(82,498)	—
Columbia Retirement Plus 2020 Fund	80,647	(80,647)	—
Columbia Retirement Plus 2025 Fund	116,263	(116,263)	—
Columbia Retirement Plus 2030 Fund	106,966	(106,966)	—
Columbia Retirement Plus 2035 Fund	83,382	(83,382)	—
Columbia Retirement Plus 2040 Fund	69,292	(69,292)	—
Columbia Retirement Plus 2045 Fund	61,718	(61,718)	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended April 30,	2012		2011
Fund	Ordinary income	Long term capital gains	Ordinary income	Long term capital gains
Columbia Retirement Plus 2010 Fund	$281,790	$—	$259,021	$—
Columbia Retirement Plus 2015 Fund	800,041	—	540,021	—
Columbia Retirement Plus 2020 Fund	700,027	—	500,032	—
Columbia Retirement Plus 2025 Fund	900,057	—	612,552	—
Columbia Retirement Plus 2030 Fund	820,003	—	485,050	—
Columbia Retirement Plus 2035 Fund	620,011	—	384,018	—
Columbia Retirement Plus 2040 Fund	350,024	—	274,097	—
Columbia Retirement Plus 2045 Fund	416,595	21,717	275,017	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed accumulated long-term gain	Accumulated realized loss	Unrealized appreciation (depreciation)
Columbia Retirement Plus 2010 Fund	$26,116	$—	$(3,065,417)	$144,106
Columbia Retirement Plus 2015 Fund	291,682	—	(4,522,040)	324,003
Columbia Retirement Plus 2020 Fund	230,001	—	(6,410,798)	269,947
Columbia Retirement Plus 2025 Fund	450,674	—	(5,946,534)	583,749
Columbia Retirement Plus 2030 Fund	353,252	—	(5,081,588)	648,920
Columbia Retirement Plus 2035 Fund	239,553	—	(2,765,279)	510,038
Columbia Retirement Plus 2040 Fund	43,095	—	(1,299,109)	556,576
Columbia Retirement Plus 2045 Fund	94,782	439	(136,941)	646,709

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	123

Notes to Financial Statements (continued)

At April 30, 2012, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net appreciation (depreciation)
Columbia Retirement Plus 2010 Fund	$9,931,980	$155,269	$(9,672)	$145,597
Columbia Retirement Plus 2015 Fund	22,387,661	358,308	(32,805)	325,503
Columbia Retirement Plus 2020 Fund	27,043,649	354,640	(83,202)	271,438
Columbia Retirement Plus 2025 Fund	32,701,325	679,978	(94,738)	585,240
Columbia Retirement Plus 2030 Fund	32,336,954	740,590	(90,179)	650,411
Columbia Retirement Plus 2035 Fund	26,072,062	586,445	(74,916)	511,529
Columbia Retirement Plus 2040 Fund	20,497,743	615,029	(56,962)	558,067
Columbia Retirement Plus 2045 Fund	23,163,150	707,079	(58,878)	648,201

The following capital loss carryforward, determined at April 30, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	2017	2018	2019	Unlimited long-term	Total
Columbia Retirement Plus 2010 Fund	$(225,154)	$(2,827,856)	$(7,429)	$—	$(3,060,439)
Columbia Retirement Plus 2015 Fund	(269,213)	(3,055,770)	(1,181,127)	—	(4,506,110)
Columbia Retirement Plus 2020 Fund	(502,050)	(4,705,880)	(1,142,832)	(51,602)	(6,402,364)
Columbia Retirement Plus 2025 Fund	(662,473)	(3,488,786)	(1,568,494)	(226,781)	(5,946,534)
Columbia Retirement Plus 2030 Fund	(623,603)	(2,895,797)	(1,293,603)	(252,443)	(5,065,446)
Columbia Retirement Plus 2035 Fund	(312,553)	(1,217,126)	(853,199)	(239,864)	(2,622,742)
Columbia Retirement Plus 2040 Fund	(370,260)	(565,348)	(159,211)	(57,834)	(1,152,653)
Columbia Retirement Plus 2045 Fund	—	—	—	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended April 30, 2012, the amount of capital loss carryforward utilized and expired unused were as follows:

Fund	Utilized	Expired
Columbia Retirement Plus 2010 Fund	$203,027	$—
Columbia Retirement Plus 2015 Fund	435,129	—
Columbia Retirement Plus 2020 Fund	—	—
Columbia Retirement Plus 2025 Fund	—	—
Columbia Retirement Plus 2030 Fund	—	—
Columbia Retirement Plus 2035 Fund	—	—
Columbia Retirement Plus 2040 Fund	—	—
Columbia Retirement Plus 2045 Fund	—	—

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

124	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

As of April 30, 2012, the Funds will elect to treat the following late year ordinary losses and post-October capital losses as arising on May 1, 2012:

Fund	Late year ordinary losses	Post-October capital losses
Columbia Retirement Plus 2010 Fund	$—	$4,978
Columbia Retirement Plus 2015 Fund	—	15,930
Columbia Retirement Plus 2020 Fund	—	8,434
Columbia Retirement Plus 2025 Fund	—	—
Columbia Retirement Plus 2030 Fund	—	16,142
Columbia Retirement Plus 2035 Fund	—	142,537
Columbia Retirement Plus 2040 Fund	—	146,456
Columbia Retirement Plus 2045 Fund	—	136,941

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended April 30, 2012, the cost of purchases and proceeds from sales of investments in underlying affiliated funds, for each Fund aggregated to:

Fund	Purchases	Proceeds
Columbia Retirement Plus 2010 Fund	$9,040,456	$9,648,040
Columbia Retirement Plus 2015 Fund	18,422,260	19,976,291
Columbia Retirement Plus 2020 Fund	20,672,967	19,044,085
Columbia Retirement Plus 2025 Fund	25,690,099	25,219,109
Columbia Retirement Plus 2030 Fund	23,288,955	21,592,747
Columbia Retirement Plus 2035 Fund	18,817,488	16,434,710
Columbia Retirement Plus 2040 Fund	16,027,978	13,115,489
Columbia Retirement Plus 2045 Fund	20,418,355	15,862,384

Note 6. Shareholder Concentration

At April 30, 2012, the table below details the significant unaffiliated shareholder account ownership of outstanding shares of each Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially.

Fund	Number of unaffiliated accounts	Percentage of shares outstanding held – unaffiliated
Columbia Retirement Plus 2010 Fund	2	79.0%
Columbia Retirement Plus 2015 Fund	1	70.8
Columbia Retirement Plus 2020 Fund	1	75.8
Columbia Retirement Plus 2025 Fund	1	85.5
Columbia Retirement Plus 2030 Fund	1	87.9
Columbia Retirement Plus 2035 Fund	1	89.3
Columbia Retirement Plus 2040 Fund	1	90.3
Columbia Retirement Plus 2045 Fund	1	90.8

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	125

Notes to Financial Statements (continued)

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

126	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, and Columbia Retirement Plus 2045 Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in affiliated funds, of Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, and Columbia Retirement Plus 2045 Fund (the Funds) (eight of the portfolios constituting the Columbia Funds Series Trust II) as of April 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and transfer agent of the affiliated funds. We believe that our audits provide a reasonable basis for our opinion.

As described in note 2 to the financial statements, the Funds will cease operations on or about August 27, 2012. As a result, the Funds have changed their basis of accounting from the going concern basis to a liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds (in liquidation) listed above of the Columbia Funds Series Trust II at April 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles applied on a basis described in the preceding paragraph.

Minneapolis, Minnesota

June 22, 2012

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	127

Federal Income Tax Information

(Unaudited)

Each Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The Funds will notify shareholders in January 2013 of the amounts for use in preparing 2012 income tax returns. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Columbia Retirement Plus 2010 Fund

Fiscal year ended April 30, 2012

Income distributions – the Fund designates the following tax attributes for distributions:
Qualified Dividend Income for individuals	14.54%
Dividends Received Deduction for corporations	12.07%
U.S. Government Obligations	11.20%
Foreign Taxes Paid	$512
Foreign Source Income	$12,673

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Retirement Plus 2015 Fund

Fiscal year ended April 30, 2012

Income distributions – the Fund designates the following tax attributes for distributions:
Qualified Dividend Income for individuals	23.01%
Dividends Received Deduction for corporations	16.47%
U.S. Government Obligations	8.55%
Foreign Taxes Paid	$1,570
Foreign Source Income	$35,652

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Retirement Plus 2020 Fund

Fiscal year ended April 30, 2012

Income distributions – the Fund designates the following tax attributes for distributions:
Qualified Dividend Income for individuals	25.12%
Dividends Received Deduction for corporations	18.52%
U.S. Government Obligations	7.47%
Foreign Taxes Paid	$2,327
Foreign Source Income	$42,013

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Retirement Plus 2025 Fund

Fiscal year ended April 30, 2012

Income distributions – the Fund designates the following tax attributes for distributions:
Qualified Dividend Income for individuals	36.79%
Dividends Received Deduction for corporations	25.18%
U.S. Government Obligations	4.58%
Foreign Taxes Paid	$2,523
Foreign Source Income	$45,258

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

128	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus 2030 Fund

Fiscal year ended April 30, 2012

Income distributions – the Fund designates the following tax attributes for distributions:
Qualified Dividend Income for individuals	36.95%
Dividends Received Deduction for corporations	25.13%
U.S. Government Obligations	2.82%
Foreign Taxes Paid	$2,542
Foreign Source Income	$43,047

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Retirement Plus 2035 Fund

Fiscal year ended April 30, 2012

Income distributions – the Fund designates the following tax attributes for distributions:
Qualified Dividend Income for individuals	38.13%
Dividends Received Deduction for corporations	26.19%
U.S. Government Obligations	2.17%
Foreign Taxes Paid	$2,195
Foreign Source Income	$32,746

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Retirement Plus 2040 Fund

Fiscal year ended April 30, 2012

Income distributions – the Fund designates the following tax attributes for distributions:
Qualified Dividend Income for individuals	37.00%
Dividends Received Deduction for corporations	29.38%
U.S. Government Obligations	4.10%
Foreign Taxes Paid	$1,811
Foreign Source Income	$22,629

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Retirement Plus 2045 Fund

Fiscal year ended April 30, 2012

Income distributions – the Fund designates the following tax attributes for distributions:
Qualified Dividend Income for individuals	35.96%
Dividends Received Deduction for corporations	29.92%
U.S. Government Obligations	2.79%
Foreign Taxes Paid	$2,048
Foreign Source Income	$21,317

Capital gain distribution – the fund designates $21,717 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	129

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the fund family overseen by board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

130	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the fund family overseen by board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 —May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	131

Board Members and Officers (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the fund family overseen by board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

132	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 48	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 54	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Age 39	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President —

Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	133

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

134	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services

Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to each of the Columbia Retirement Plus Series Funds (each, a “Series Fund” and collectively, the “Series Funds”). For the Columbia Retirement Plus 2010 Fund, under a new investment management services agreement approved by shareholders at a meeting in March 2011, and under an investment management services agreement with respect to each of the other Series Funds, (each, an “IMS Agreement”), Columbia Management provides investment advice and other services to each of the Series Funds and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”).

On an annual basis, each Series Fund’s Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), considers renewal of each IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and each Series Fund’s performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue each IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the “April Meeting”), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management:    The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Series Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the “CIO”) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Series Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Series Funds by Columbia Management. In addition,

COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT	135

Approval of Investment Management Services

Agreement (continued)

the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under each IMS Agreement and the Series Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of each IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under each IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to each Series Fund.

Investment Performance:    For purposes of evaluating the nature, extent and quality of services provided under each IMS Agreement, the Board carefully reviewed the investment performance of each Series Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of each Series Fund, the performance of a benchmark index, the percentage ranking of each Series Fund among its comparison group and the net assets of each Series Fund. The Board observed that each Series Fund’s investment performance met expectations. The Board further observed that the Series Funds are scheduled to be liquidated in August 2012, noting their small asset size.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Series Funds:     The Board reviewed comparative fees and the costs of services to be provided under each IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of each Series Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Series Funds’ contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of a Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board noted the rationale for according weight to each Series Fund’s direct expenses, as opposed to its total expense ratios, which also include indirect expenses (i.e., the expenses incurred by the underlying funds in which each Series Fund invests). In this regard, the Board noted that each Series Fund’s direct expenses do not include any advisory fees and, the direct and indirect total expense ratios are lower than or approximate the median ratio for each Series Fund’s peer universe. Based on its review, the Board concluded that each Series Fund’s fees were fair and reasonable in light of the extent and quality of services that the Series Funds receive.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to each of the Series Funds. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Series Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Series Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by each Series Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:    Given that the Series Funds do not pay any investment management services fees, the Board determined not to accord weight to the lack of any material economies of scale associated with the growth of each of the Series Funds.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

136	COLUMBIA RETIREMENT PLUS SERIES — 2012 ANNUAL REPORT

Columbia Retirement Plus® Series

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Funds’ current prospectus. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6507 J (6/12)

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that independent directors Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

Fee information below is disclosed for the ten series of the registrant whose reports to stockholders are included in this annual filing.

(a)	Audit Fees. The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Series Trust II were as follows:

2012: $191,730	2011: $191,730

(b)	Audit-Related Fees. The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Columbia Funds Series Trust II were as follows:

2012: $3,750	2011: $11,871

The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review in 2012 and 2011 and review of yield calculations in 2012 were as follows:

2012: $175,753	2011: $96,000

(c)	Tax Fees. The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Series Trust II were as follows:

2012: $29,744	2011: $29,944

The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to a subscription to a tax database in 2012 and 2011 and tax consulting services in 2011 were as follows:

2012: $112,543	2011: $124,620

(d)	All Other Fees. The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Series Trust II were as follows:

2012: $0	2011: $0

The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee were as follows:

2012: $0	2011: $0

(e)	(1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s Audit Committee.

(e)	(2) 100% of the services performed for items (b) through (d) above during 2012 and 2011 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended April 30 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2012: $5,363,818	2011: $2,378,962

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date June 22, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date June 22, 2012